                               Investment Company Act Registration No. 811-22085

     As Filed with the Securities and Exchange Commission on August 28, 2007

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-2

|X|   REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

[ ]   Amendment No.  ____

                         Tortoise Total Return Fund, LLC
               (Exact Name of Registrant as Specified in Charter)

                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                    (Address of Principal Executive Offices)

                                 (913) 981-1020
               (Registrants Telephone Number, Including Area Code)

                                David J. Schulte
                        10801 Mastin Boulevard, Suite 222
                           Overland Park, Kansas 66210
                     (Name and Address of Agent for Service)

                                 With Copies to:

                             Steven F. Carman, Esq.
                              Blackwell Sanders LLP
                          4801 Main Street, Suite 1000
                              Kansas City, MO 64112
                                 (816) 983-8000

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                                TABLE OF CONTENTS

                           ---------------------------

This Registration Statement has been filed by the Registrant pursuant to Section
8(b) of the  Investment  Company Act of 1940,  as amended (the "1940 Act").  The
Registrant's  limited  liability  company  interests  (the  "Units") will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or the securities  laws of any  other  jurisdiction.  The  Registrant's  Units  will be offered and sold pursuant to a private  placement  memorandum only to "qualified purchasers" within the meanings of Sections 2(a)(51) and 3(c)(7) of the 1940 Act who are also "accredited  investors",  as defined in Regulation D under the 1933
Act. This  Registration  Statement  does not constitute an offer to sell, or the solicitation of an offer to buy, the Registrant's Units.

                                       i

PART A      INFORMATION REQUIRED IN A PROSPECTUS

ITEM 1.     OUTSIDE FRONT COVER

            Not Applicable

ITEM 2.     COVER PAGES; OTHER OFFERING INFORMATION

            Not Applicable

ITEM 3.     FEE TABLE AND SYNOPSIS

            Not Applicable

ITEM 4.     FINANCIAL HIGHLIGHTS

            Not Applicable

ITEM 5.     PLAN OF DISTRIBUTION

            Not Applicable

ITEM 6.     SELLING SHAREHOLDERS

            Not Applicable

ITEM 7.     USE OF PROCEEDS

            Not Applicable

ITEM 8.     GENERAL DESCRIPTION OF THE REGISTRANT

Item 8.1.   General

     Tortoise Total Return Fund, LLC (the "Fund",  the "Company",  "we", "us" or
"our") was organized as a Delaware limited liability company on May 17, 2007. On
June 28, 2007, we filed a  notification  of  registration  on Form N-8A with the
Securities  and  Exchange  Commission   registering  us  as  a  non-diversified,
closed-end management investment company under the 1940 Act.

     We are designed to provide an efficient  vehicle for  institutions  to gain exposure to the energy infrastructure  sector,  primarily publicly traded master limited partnerships ("MLPs") and their affiliates.  We invest in MLPs and their affiliates through direct placements  (generally purchased at a market discount)
and open market  purchases.  We intend to invest in  securities  that we believe offer a combination of growth, yield, and quality expected to result in superior total returns over the long term.

     Tortoise  Capital  Advisors,   L.L.C.,  a  registered   investment  advisor
specializing  in managing  portfolios  of  securities  of MLPs and other  energy companies  (the  "Advisor"),  serves as our investment  advisor.  As of July 31,
2007,  the Advisor  managed  assets of over $3.0  billion in the energy  sector, including the assets of four publicly  traded and two privately held  closed-end management investment companies, and separate accounts for institutions and high net worth individuals.

Item 8.2.   Investment Objective and Policies

Investment Objective

     We intend to invest in  securities  that  offer a  combination  of  growth, yield,  and quality  expected to result in superior  total returns over the long term.  Our  investment  objective  is to achieve a high level of long term total return.  The total  return we seek  includes  capital  appreciation  of, and all distributions received from, securities in which we invest regardless of the tax character of the distributions.

Energy Infrastructure Sector Focus

     We are designed to provide an efficient  vehicle for  institutions  to gain exposure to the energy infrastructure sector, primarily publicly traded MLPs and their  affiliates.  We  invest  in MLPs  and  their  affiliates  through  direct placements (generally purchased at a market discount) and open market purchases.
MLP common units  historically  have generated higher average total returns than domestic common stock (as measured by the S&P 500) and fixed income  securities.
Restricted  securities purchased in direct placements are expected to provide us a higher  total  return  than  securities  traded in the open  market,  although restricted  securities are subject to risks not associated with freely tradeable securities.

     Energy  Infrastructure  Sector.  Companies  (including  MLPs) in the energy infrastructure  sector own assets that are critical to the U.S.  economy.  These companies  are involved in the business of  transporting,  processing,  storing, distributing or marketing natural gas, natural gas liquids (primarily  propane), coal,  crude oil or refined  petroleum  products,  or  developing,  managing  or producing  such  commodities.  Assets  required  to perform  these  distribution services include  pipelines,  storage  terminals,  ships,  railcars,  trucks and processing  plants.  These companies  typically have volume-based  revenues with limited commodity price risk. Energy  infrastructure  companies (other than most pipeline  MLPs) do not  operate as  "public  utilities"  or "local  distribution companies," and are therefore not subject to rate regulation by state or federal utility commissions.  However, energy infrastructure companies may be subject to greater  competitive  factors  than  utility  companies,  including  competitive pricing in the absence of regulated tariff rates,  which could cause a reduction in revenue and which could adversely  affect  profitability.  Most pipeline MLPs are subject to government  regulation  concerning the construction,  pricing and operation of pipelines.  Pipeline MLPs are able to set prices (rates or tariffs)
to cover  operating  costs,  depreciation  and  taxes,  and  provide a return on
investment.   These  rates  are  monitored  by  the  Federal  Energy  Regulatory
Commission  ("FERC"),  which seeks to ensure that consumers receive adequate and reliable  supplies of energy at the lowest possible price while providing energy suppliers and  transporters a just and reasonable  return on capital  investment and the opportunity to adjust to changing market conditions.

     Master Limited  Partnerships.  MLPs are organized as partnerships,  thereby eliminating  income tax at the entity level.  The typical MLP has two classes of partners,  the general partner and the limited partners.  The general partner is usually a major energy company,  investment fund or the direct management of the
MLP. The general partner normally  controls the MLP through a 2% equity interest plus units that are  subordinated to the common  (publicly  traded) units for at least the first five years of the partnership's  existence and that only convert to common units if certain financial tests are met.

     As a motivation for the general partner to manage the MLP  successfully and increase cash flows, the terms of most MLP's  partnership  agreements  typically provide that the general partner  receives a larger portion of the net income as distributions  reach  higher  target  levels.  As cash flow  grows,  the general partner  receives a greater  interest in the incremental  income compared to the interest of limited  partners.  The  general  partner's  incentive  compensation typically  increases  to up to  50% of  incremental  income.  Nevertheless,  the
aggregate   amount   distributed  to  limited  partners  will  increase  as  MLP distributions  reach higher target  levels.  Given this  structure,  the general partner has an incentive to streamline operations and undertake acquisitions and growth projects in order to increase distributions to all partners.

     MLPs in which we  invest  can  generally  be  classified  in the  following categories:

          •    Pipeline MLPs.  Pipeline MLPs are common carrier  transporters of natural gas,  natural gas liquids  ("NGLs")  (primarily  propane, ethane,  butane  and  natural  gasoline),  crude  oil or  refined petroleum products (gasoline, diesel fuel and jet fuel). Pipeline
               MLPs may also operate  ancillary  businesses  such as storage and marketing of such products.  Revenue is derived from capacity and transportation fees. Historically,  pipeline output has been less exposed to cyclical economic forces due to its low cost structure and  government-regulated  nature. In addition,  pipeline MLPs do not have direct  commodity price exposure because they do not own the product being shipped.

          •    Processing MLPs.  Processing MLPs are gatherers and processors of
               natural   gas,   as  well   as   providers   of   transportation,
               fractionation  and  storage  of NGLs.  Revenue  is  derived  from providing  services  to  natural  gas  producers,  which  require treatment or processing before their natural gas commodity can be marketed to utilities and other end user markets. Revenue for the processor is fee based,  although it is not uncommon to have some
               participation   in  the  prices  of  the   natural  gas  and  NGL
               commodities for a portion of revenue.

          •    Propane  MLPs.  Propane  MLPs  are  distributors  of  propane  to homeowners for space and water  heating.  Revenue is derived from the resale of the commodity at a margin over wholesale  cost. The ability to  maintain  margin is a key to  profitability.  Propane serves  approximately  3% of the  household  energy  needs in the
               United States,  largely for homes beyond the geographic  reach of natural gas distribution  pipelines.  Approximately 70% of annual cash flow is earned  during the winter  heating  season  (October through March).  Accordingly,  volumes are weather dependent, but have utility type functions  similar to  electricity  and natural gas.

          •    Coal MLPs. Coal MLPs own, lease and manage coal reserves. Revenue is derived  from  production  and sale of coal,  or from  royalty
               payments  related  to  leases  to  coal  producers.   Electricity
               generation  is the  primary  use of  coal in the  United  States.
               Demand  for  electricity  and  supply  of  alternative  fuels  to generators are the primary drivers of coal demand.  Coal MLPs are subject to operating and production  risks, such as: the MLP or a lessee meeting necessary production volumes;  federal,  state and local laws and regulations which may limit the ability to produce coal; the MLP's ability to manage production costs and pay mining
               reclamation   costs;   and  the   effect  on   demand   that  the
               Environmental Protection Agency's standards set in the 1990 Clean
               Air Act have on coal end-users.

          •    Marine Shipping MLPs.  Marine Shipping MLPs are primarily  marine transporters  of  natural  gas,  crude oil or  refined  petroleum products.  Marine  shipping  MLPs derive  revenue  from  charging customers for the  transportation of these products utilizing the
               MLPs'  vessels.  Transportation  services are typically  provided pursuant  to a  charter  or  contract,  the  terms of which  vary depending  on, for  example,  the  length of use of a  particular vessel,  the amount of cargo  transported,  the number of voyages made, the parties operating a vessel or other factors.

Investment Process

     We seek to invest in securities that offer a combination of growth,  yield, and quality  intended to result in superior total returns over the long run. The
Advisor's  securities  selection  process includes a comparison of quantitative, qualitative,  and relative  value  factors.  Although the Advisor uses  research provided by broker-dealers and investment firms, primary emphasis will be placed on  proprietary  analysis and valuation  models  conducted and maintained by the
Advisor's in-house investment analysts. To determine whether a company meets its criteria,  the  Advisor  generally  looks for a strong  record  of  distribution growth,  a solid  ratio of debt to equity and  coverage  ratio  with  respect to distributions  to members,  and a proven track record,  incentive  structure and management team. It is anticipated that all of the publicly traded MLPs in which we invest will have a market capitalization greater than $100 million.

Investment Policies

     We seek to achieve our  investment  objective  by  investing  primarily  in securities  of  publicly  traded  MLPs and  their  affiliates  that the  Advisor believes offer attractive distribution rates and capital appreciation potential.

     The following are our fundamental investment limitations set forth in their entirety. We may not:

         (1) issue  senior  securities,  except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

         (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

         (3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive  positions of the SEC thereunder;

         (4) concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

         (5) underwrite  securities issued by others,  except to the extent that we may be  considered an  underwriter  within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

         (6)  purchase  or sell  real  estate  unless  acquired  as a result  of ownership  of  securities  or other  instruments,  except  that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

         (7) purchase or sell physical  commodities  unless acquired as a result of ownership of securities or other instruments,  except that we may purchase or sell options and futures  contracts or invest in securities or other instruments backed by physical commodities.

     These  fundamental  investment  limitations  may not be changed without the approval  of the  holders of a majority  of our  outstanding  voting  securities
(which for this  purpose  and under the 1940 Act means the lesser of: (i) 67% of the voting  limited  liability  company  units (the  "Units")  represented  at a meeting at which more than 50% of the outstanding  voting Units are represented;
or (ii) more than 50% of the outstanding voting Units).

     We also have adopted the following non-fundamental policies:

         (1)  Under  normal  circumstances,  we will  invest at least 80% of our total assets  (including  assets  obtained  through  leverage) in  securities of companies in the energy infrastructure sector.

         (2) Under normal circumstances, we will not invest more than 25% of our total  assets in any single  issuer if our total  assets  (including  any assets obtained  through  leverage)  are greater  than $100  million and less than $250 million.

         (3) Under normal circumstances, we will not invest more than 15% of our total  assets in any single  issuer if our total  assets  (including  any assets obtained through leverage) are greater than $250 million.

         (4) We will not engage in short sales.

     For the purpose of each  non-fundamental  investment policy above, the term
"total assets"  includes  assets obtained  through  leverage.  Unless  otherwise stated,  these investment  restrictions apply at the time of purchase and we are not required to reduce a position due solely to market value fluctuations.

     In  addition,  we will invest as if our total  assets are greater than $100 million even if our total assets are substantially less than $100 million. Thus, for example, if our total assets are $40 million, we may invest $25 million (25%
of $100  million)  in a single  issuer.  This may  create a highly  concentrated portfolio  and increase the risk of investing in the Units.  See "Risk Factors -
Issuer Concentration Risk".

     Under  adverse  economic  conditions  or during  the period in which we are investing  the  net  proceeds  of  each  offering  (which  depending  on  market conditions  we expect may take up to  approximately  six months  following  each closing),  we may deviate  from our  investment  policies by  investing  the net proceeds in cash, cash equivalents,  securities issued or guaranteed by the U.S.
Government or its  instrumentalities  or agencies,  and high quality  short-term money market instruments,  short-term debt securities,  certificates of deposit, bankers'  acceptances  and other  bank  obligations,  commercial  paper or other liquid fixed income securities.

     The Board of Directors may change our  non-fundamental  investment policies without member  approval and will provide notice to members of material  changes
(including notice through member reports).

Investment Securities

The types of securities in which we may invest include,  but are not limited to, the following:

     Equity Securities of MLPs. Consistent with our investment objective, we may invest up to 100% of our total  assets in equity  securities  issued by MLPs and their  affiliates,  including  common  units,  subordinated  units,  and  equity securities  issued by  affiliates  of MLPs,  including  I-Shares  and LLC common units.

The table  below  summarizes  the  features of these  securities,  and a further discussion of these securities follows:

                                          Common Units                      Subordinated Units
                              (for MLPs taxed as partnerships(1)     (for MLPs taxed as partnerships)              I-Shares
                              ----------------------------------     --------------------------------   ----------------------------
Voting Rights............     Limited to certain significant         Same as common units               No direct MLP voting rights
                              decisions; no annual election of
                              directors

Dividend Priority........     First right to minimum quarterly       Second right to MQD; no            Equal in amount and priority
                              distribution ("MQD") specified in      arrearage rights                   to common units but paid in
                              Partnership Agreement; arrearage                                          additional I-Shares at
                              rights                                                                    current market value of
                                                                                                        I-Shares

Dividend Rate............     Minimum set in partnership             Equal in amount to common units;   Equal in amount to common
                              agreement; participate pro rata with   participate pro rata with common   units
                              subordinated after both MQDs are met   units above the MQD

Trading..................     Listed on NYSE, AMEX and NASDAQ        Not publicly traded                Listed on NYSE
                              National Market

Federal Income Tax            Ordinary income to the extent of       Same as common units               Full distribution treated as
Treatment................     taxable income allocated to holder;                                       return of capital; since
                              return of capital on distributions                                        distribution is in shares,
                              to extent of holder's basis; excess                                       total basis is not reduced
                              distributions generally are capital
                              gain

Type of Investor.........     Retail and institutional; creates      Same as common units               Retail and institutional;
                              UBTI for certain tax-exempt                                               does not create UBTI;
                              investors; regulated investment                                           qualifying income for
                              companies are limited to investing                                        regulated investment
                              25% of assets in MLPs                                                     companies

Liquidity Priority.......     Intended to receive return of all      Second right to return of          Same as common units
                              capital first                          capital; pro rata with common      (indirect right through
                                                                     units thereafter                   I-Share issuer)

Conversion Rights........     None                                   One-to-one ratio into common       None
                                                                     units
----------------------------

(1)  Some  energy  infrastructure  companies  in which we may  invest  have been organized as LLCs.  Such LLCs are  generally  treated in the same manner as
     MLPs for federal  income tax  purposes.  Common  units of LLCs have similar characteristics of those of MLP common units,  except that LLC common units typically  have voting  rights with respect to the LLC and LLC common units held by  management  are not  entitled  to  increased  percentages  of cash distributions as increased levels of cash distributions are received by the
     LLC.  The  characteristics  of LLCs and their  common  units are more fully discussed below.

     MLP Common Units. MLP common units represent an equity  ownership  interest in a partnership,  providing limited voting rights and entitling the holder to a
share  of  the  company's   success   through   distributions   and/or   capital
appreciation.  Unlike  members  of a  corporation,  common  members do not elect directors  annually  and  generally  have  the  right  to vote  only on  certain significant events, such as a merger, a sale of substantially all of the assets, removal  of the  general  partner  or  material  amendments  to the  partnership agreement.  MLPs are required by their  partnership  agreements  to distribute a large percentage of their current operating  earnings.  Common members generally have first right to a MQD prior to distributions to the subordinated  members or
the  general  partner  (including  incentive   distributions).   Common  members
typically  have  arrearage  rights  if the  MQD  is not  met.  In the  event  of liquidation, MLP common members have first rights to the partnership's remaining assets after  bondholders,  other debt holders,  and preferred members have been paid in full.  MLP common  units  trade on a  national  securities  exchange  or over-the-counter.  Also,  like  common  stock,  prices of MLP  common  units are sensitive  to  general  movements  in the stock  market  and a drop in the stock market may depress the price of MLP common units to which we have exposure.

     MLP Subordinated Units. MLP subordinated units are typically issued by MLPs to founders,  corporate  general partners of MLPs,  entities that sell assets to the MLP, and institutional  investors.  The purpose of the subordinated units is to increase the likelihood  that during the  subordination  period there will be available cash to be distributed to common members. Subordinated units generally are not entitled to  distributions  until  holders of common units have received specified MQD, plus any arrearages,  and may receive less in distributions  upon liquidation.  Subordinated  members  generally  are entitled to MQD prior to the payment of incentive  distributions to the general partner, but are not entitled to arrearage  rights.  Therefore,  they  generally  entail greater risk than MLP common  units.  They are  generally  convertible  automatically  into the senior common units of the same issuer at a  one-to-one  ratio upon the passage of time and/or the satisfaction of certain financial tests. These units generally do not trade on a national exchange or over-the-counter,  and there is no active market for subordinated units. The value of a convertible security is a function of its worth  if  converted  into  the  underlying  common  units.  Subordinated  units generally have similar voting rights as MLP common units.  Distributions  may be paid in cash or in-kind.

     Equity  Securities of MLP Affiliates.  In addition to equity  securities of
MLPs, we may also invest in equity  securities of MLP affiliates,  by purchasing securities of limited  liability  entities that own general partner interests of
MLPs.  General  partner  interests  of MLPs are  typically  retained by an MLP's original sponsors, such as its founders,  corporate partners, entities that sell assets to the MLP and investors  such as the entities from which we may purchase general partner interests. An entity holding general partner interests,  but not its investors,  can be liable under certain  circumstances  for amounts  greater than the amount of the  entity's  investment  in the general  partner  interest.
General partner interests often confer direct board participation  rights and in many cases,  operating  control,  over the MLP. These  interests  themselves are generally not publicly  traded,  although  they may be owned by publicly  traded entities. General partner interests receive cash distributions,  typically 2% of the MLP's aggregate cash distributions,  which are contractually  defined in the partnership  agreement.  In  addition,  holders  of  general  partner  interests typically hold incentive distribution rights ("IDRs"), which provide them with a larger share of the aggregate MLP cash  distributions  as the  distributions  to limited  partner  members are increased to prescribed  levels.  General  partner interests  generally  cannot be converted into common units. The general partner interest  can be  redeemed  by the MLP if the MLP  members  choose to remove the general partner, typically with a supermajority vote by limited partner members.

     MLP  I-Shares.  I-Shares  represent an indirect  investment in MLP I-units.
I-units are equity  securities  issued to an  affiliate  of an MLP,  typically a limited  liability  company,  that owns an interest in and manages the MLP.  The
I-Shares  issuer  has  management  rights  but  is  not  entitled  to  incentive distributions.  The I-Share issuer's assets consist  exclusively of MLP I-units.
Distributions  by MLPs to I-members are made in the form of additional  I-units, generally  equal in  amount to the cash  received  by  common  members  of MLPs.
Distributions  to I-Share  holders are made in the form of additional  I-Shares, generally  equal in amount to the I-units  received by the I-Share  issuer.  The issuer of the  I-Shares  is taxed as a  corporation,  however,  the MLP does not allocate income or loss to the I-Share issuer. Accordingly,  investors receive a
Form 1099, are not allocated their proportionate share of income of the MLPs and are not subject to state filing obligations.

     Limited Liability Company Units.  Some energy  infrastructure  companies in which we may invest have been organized as LLCs. Such LLCs are generally treated in the same manner as MLPs for federal income tax purposes.  Consistent with our investment  objective  and  policies,  we may  invest in  common  units or other securities of such LLCs. LLC common units represent an equity ownership interest in an  LLC,  entitling  the  holder  to a share  of the  LLC's  success  through distributions  and/or capital  appreciation.  Similar to MLPs, LLCs typically do not pay  federal  income  tax at the  entity  level  and are  required  by their operating  agreements to distribute a large  percentage of their  earnings.  LLC common members  generally have first rights to a MQD prior to  distributions  to subordinated  members and typically have arrearage rights if the MQD is not met.
In the event of  liquidation,  LLC common members have first rights to the LLC's remaining assets after bond holders,  other debt holders and preferred  members, if any,  have  been paid in full.  LLC  common  units  may  trade on a  national securities exchange or over-the-counter.

     In contrast to MLPs,  LLCs have no general  partner and there are generally no incentives that entitle management or other members to increased  percentages of cash distributions as distributions  reach higher target levels. In addition,
LLC common members typically have voting rights with respect to the LLC, whereas
MLP common units have limited voting rights.

     Other Non-MLP Equity Securities.  In addition to equity securities of MLPs, we may also invest in common and preferred  stock,  limited  partner  interests, convertible  securities,  warrants and depository receipts of companies that are organized as corporations, limited liability companies or limited partnerships.

     Restricted  Securities.  We intend to invest a portion of our  portfolio in restricted  securities,  primarily through direct  placements.  An issuer may be willing  to offer  the  purchaser  more  attractive  features  with  respect  to securities  issued in direct  placements  because it has avoided the expense and delay  involved in a public  offering of securities.  Adverse  conditions in the public securities markets also may preclude a public offering of securities. MLP subordinated units typically are purchased in direct placements and do not trade on a national  exchange or  over-the-counter,  and there is no active market for
subordinated   units.  MLP  subordinated  units  typically  are  purchased  from affiliates of the issuer or other existing  holders of convertible  units rather than directly from the issuer.

     Restricted  securities  purchased in direct placements are less liquid than securities  freely  tradeable  in the  open  market  because  of  statutory  and contractual  restrictions  on resale.  Such securities  are,  therefore,  unlike securities that are traded in the open market,  which can be expected to be sold immediately if the market is adequate.  This lack of liquidity  creates  special risks for us.  However,  we could sell such  securities in private  transactions with a limited number of purchasers or in public  offerings  under the 1933 Act.
MLP  subordinated  units  generally also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

     Debt  Securities.  We may  invest  a  portion  of  our  portfolio  in  debt securities,  including  securities rated below investment grade. Debt securities in which we invest may have fixed or variable  principal  payments and all types of interest  rate and dividend  payment and reset terms,  including  fixed rate, adjustable rate, zero coupon, contingent,  deferred, payment in kind and auction rate  features.  To the  extent  that we invest in below  investment  grade debt securities,  such securities will be rated, at the time of investment,  at least
B- by S&P's or B3 by Moody's or a comparable rating by at least one other rating agency or, if unrated, determined by the Advisor to be of comparable quality. If a security  satisfies our minimum rating criteria at the time of purchase and is subsequently downgraded below such rating, we will not be required to dispose of such  security.  If a downgrade  occurs,  the Advisor will consider what action, including the sale of such security, is in the best interest of our members.

     Because the risk of default is higher for below investment grade securities than investment grade securities,  the Advisor's research and credit analysis is an especially  important  part of managing  securities of this type. The Advisor will attempt to identify  those  issuers of below  investment  grade  securities whose  financial  condition  the Advisor  believes  are  adequate to meet future obligations  or have  improved or are  expected  to improve in the  future.  The
Advisor's  analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage,  earnings prospects and the experience and managerial strength of the issuer.

     Temporary Investments and Defensive Investments.  Pending investment of the proceeds  of each  offering  (which we expect may take up to  approximately  six months  following each closing),  we may invest offering  proceeds in cash, cash equivalents,  securities  issued or  guaranteed  by the U.S.  Government  or its
instrumentalities  or  agencies,   and  high  quality  short-term  money  market
instruments,  short-term  debt  securities,  certificates  of deposit,  bankers'
acceptances and other bank  obligations,  commercial paper or other liquid fixed income securities -- all of which are expected to provide a lower yield than the securities of MLPs. We may also invest in these instruments on a temporary basis to meet working capital needs  including,  but not limited to, holding a reserve pending payment of  distributions  and  facilitating the payment of expenses and settlement of trades.

     In addition, and although inconsistent with our investment objective, under adverse market or economic conditions, we may invest 100% of our total assets in these securities. The yield on these securities may be lower than the returns on
MLPs or yields on lower rated fixed income  securities.  To the extent we invest in these securities on a temporary basis or for defensive  purposes,  we may not achieve our investment objective.

Use of Leverage

     The  borrowing of money and the issuance of preferred  securities  and debt securities represent leverage. We anticipate using leverage opportunistically to facilitate  investments  in direct  placements  and  repurchases  of Units  from members.  We  initially  expect  to use  leverage  in the form of a bank line of credit,  although we may, subject to the  restrictions  imposed by the 1940 Act, also issue preferred  securities and debt securities.  Currently,  we expect the amount of our leverage to represent up to approximately 33% of our total assets, including the proceeds of such leverage.  We also reserve the right at any time, if we believe that market  conditions  are  appropriate,  to use leverage to the extent  permitted by the 1940 Act (50% for preferred  securities  and 33.33% for debt securities).

    We do not anticipate  using leverage at all times and the amount of leverage we use may fluctuate  depending on a variety of factors including the costs that we would incur as a result of such  leverage,  market  conditions and investment
opportunities,   including  direct  placements  and  repurchases  of  Units.  We generally  will not use leverage  unless we believe that leverage will serve the best  interests

of our  members.  The  principal  factor  used in making this  determination  is whether the potential  return is likely to exceed the cost of leverage.  We will not use leverage when the estimated  costs of obtaining or issuing such leverage and the on-going  cost of servicing  the payment  obligations  on such  leverage exceed the estimated return on the proceeds of such leverage.  We note, however, that in making the determination of whether to obtain or issue leverage, we must rely on  estimates  of leverage  costs and  expected  returns.  Actual  costs of leverage vary over time depending on interest  rates and other  factors.  Actual returns  vary,  depending  on many  factors.  The Board of  Directors  also will consider other factors,  including whether the current investment  opportunities will help us achieve our investment objective and strategies.

    Under the 1940 Act, we are not  permitted to issue debt  securities or incur other indebtedness constituting senior securities unless immediately thereafter, the value of our total assets (including the proceeds of the indebtedness)  less all liabilities  and  indebtedness  not  represented by senior  securities is at least  equal  to 300% of the  amount  of the  outstanding  indebtedness.  Stated another way, we may not issue debt securities in a principal amount of more than
33.33% of the amount of our total assets,  including the amount  borrowed,  less all liabilities and indebtedness not represented by senior  securities.  We also must  maintain  this 300%  asset  coverage  for as long as the  indebtedness  is outstanding.  The 1940 Act provides that we may not declare any cash dividend or other  distribution  on common or preferred  securities,  or purchase any of our
Units (through  tender offers or  otherwise),  unless we would satisfy this 300%
asset coverage after deducting the amount of the dividend, other distribution or share purchase price, as the case may be. If the asset coverage for indebtedness declines to less than 300% as a result of market  fluctuations or otherwise,  we may  be  required  to  sell  a  portion  of  our  investments  when  it  may  be disadvantageous  to do so.  Under the 1940 Act,  we may only  issue one class of senior securities representing indebtedness.

    Under the 1940  Act,  we are not  permitted  to issue  preferred  securities unless immediately after such issuance, the value of our total assets (including the  proceeds  of such  issuance)  less all  liabilities  and  indebtedness  not represented  by senior  securities is at least equal to 200% of the total of the aggregate  amount  of  senior  securities  representing  indebtedness  plus  the aggregate  liquidation value of the outstanding  preferred stock. Stated another way, we may not issue  preferred  securities  that,  together  with  outstanding preferred  securities and debt  securities,  has a total  aggregate  liquidation value and  outstanding  principal  amount of more than 50% of the  amount of our total assets,  including the proceeds of such  issuance,  less  liabilities  and indebtedness  not  represented  by senior  securities.  In addition,  we are not permitted to declare any cash dividend or other  distribution  on our Units,  or purchase any of our Units (through tender offers or otherwise),  unless we would satisfy this 200% asset  coverage  after  deducting the amount of such dividend, distribution or share purchase price, as the case may be. We may, as a result of market  conditions  or  otherwise,  be required to purchase or redeem  preferred securities,  or sell a portion of our investments when it may be disadvantageous to do so, in order to maintain the required asset  coverage.  Members would bear the costs of issuing preferred  securities,  which may include offering expenses and the ongoing payment of dividends.  Under the 1940 Act, we may only issue one class of preferred securities.

Hedging Transactions

     In an attempt to reduce the interest rate risk arising from our anticipated leveraged capital structure, we may in the future use interest rate transactions such as swaps,  caps and floors.  The use of  interest  rate  transactions  is a highly  specialized  activity  that  involves  investment  techniques  and risks different from those associated with ordinary portfolio  security  transactions.
In an  interest  rate  swap,  we would  agree to pay to the  other  party to the interest  rate swap  (known  as the  "counterparty")  a fixed  rate  payment  in exchange  for the  counterparty  agreeing to pay to us a variable  rate  payment intended to  approximate  our variable  rate payment  obligation on any variable rate  borrowings  and  variable  dividend  rate  preferred  shares.  The payment obligations  would be based on the notional  amount of the swap.  In an interest rate cap, we would pay a premium to the counterparty up to the interest rate cap and, to the extent that a specified  variable rate index exceeds a predetermined fixed rate of interest,  would receive from the  counterparty  payments equal to the  difference  based on the notional  amount of such cap. In an interest  rate floor,  we would be entitled to  receive,  to the extent that a specified  index falls below a  predetermined  interest rate,  payments of interest on a notional principal  amount from the party selling the interest  rate floor.  Depending on the state of interest  rates in general,  our use of interest rate  transactions could  affect  our  ability  to make  required  interest  payments  or  dividend payments.  To the extent there is a decline in interest rates,  the value of the interest rate  transactions  could decline.  If the  counterparty to an interest rate  transaction  defaults,  we would  not be able to use the  anticipated  net receipts  under the interest  rate  transaction  to offset our cost of financial leverage. See "Risk Factors -- Hedging Strategy Risk".

Item 8.3.   Risk Factors

     Limited  Operating  History.  We are a  newly  organized  Delaware  limited
liability  company  registered  as  a  non-diversified   closed-end   management
investment  company  under the 1940 Act. We are  subject to all of the  business risks and  uncertainties  associated  with any new business,  including the risk that we will not  achieve  our  investment  objective  and that the  value of an investment  in the Units could  decline  substantially  and cause an investor to lose some or all of their investment.

     Issuer Concentration Risk. Under normal  circumstances,  we will not invest more  than 25% of our  total  assets in any  single  issuer if our total  assets
(including any assets obtained  through  leverage) are greater than $100 million and less than $250 million. Under

normal  circumstances,  we will not invest more than 15% of our total  assets in any single issuer if our total assets  (including  any assets  obtained  through leverage)  are  greater  than $250  million.  If our  assets  are less than $100 million,  however,  we will invest as if our total  assets are greater than $100 million.  Thus, for example,  if our total assets are $40 million, we may invest
$25  million  (25% of $100  million)  in a  single  issuer.  This  may  create a situation  in which as few as one or two of our  investments  may  constitute  a significant percentage of our total portfolio.  An inherent risk associated with this  investment  concentration  is that we may be adversely  affected if one of these investments performs poorly.

     Energy Infrastructure  Concentration Risk. Under normal  circumstances,  we concentrate our investments in the energy sector, with an emphasis on securities issued by MLPs in the energy infrastructure sector. Risks inherent in the energy infrastructure business of these types of MLPs include the following:

          •    Processing  and coal  MLPs may be  directly  affected  by  energy
               commodity   prices.   The  volatility  of  commodity  prices  can
               indirectly  affect certain other MLPs due to the impact of prices on  volume  of  commodities  transported,  processed,  stored  or distributed.  Pipeline  MLPs are not subject to direct  commodity price  exposure  because  they do not own the  underlying  energy commodity.  While  propane  MLPs  do own  the  underlying  energy commodity,  the Advisor  seeks high quality MLPs that are able to mitigate or manage  direct  margin  exposure to  commodity  price levels.  The MLP sectors can be hurt by the  perception  that the performance of all MLPs is directly tied to commodity prices.

          •    The profitability of MLPs,  particularly  processing and pipeline
               MLPs, may be materially  impacted by the volume of natural gas or other energy commodities available for transporting,  processing, storing or distributing. A significant decrease in the production of natural gas, oil, coal or other energy  commodities,  due to a decline in  production  from existing  facilities,  import supply disruption, depressed commodity prices or otherwise, would reduce revenue and operating income of MLPs and, therefore,  the ability of MLPs to make distributions to partners.

          •    A  sustained  decline in demand for crude  oil,  natural  gas and refined  petroleum  products could adversely  affect MLP revenues and cash flows.  Factors  that could lead to a decrease in market demand include a recession or other adverse economic  conditions, an  increase  in the market  price of the  underlying  commodity, higher taxes or other regulatory  actions that increase costs, or a shift in consumer demand for such products.  Demand may also be adversely  impacted by consumer  sentiment with respect to global warming  and/or by any state or federal  legislation  intended to promote the use of alternative energy sources such as bio-fuels.

          •    A portion of any one MLP's assets may be dedicated to natural gas reserves and other  commodities that naturally deplete over time, which could have a materially  adverse impact on an MLP's ability to make distributions. Often the MLPs depend upon exploration and development activities by third parties.

          •    MLPs employ a variety of means of increasing cash flow, including
               increasing   utilization   of  existing   facilities,   expanding
               operations through new construction, expanding operations through acquisitions,  or securing additional long term contracts.  Thus, some MLPs may be subject to construction  risk,  acquisition risk or other  risk  factors  arising  from  their  specific  business strategies.  A  significant  slowdown in large energy  companies'
               disposition of energy  infrastructure assets and other merger and acquisition  activity in the energy MLP industry could reduce the growth rate of cash flows we receive  from MLPs that grow through acquisitions.

          •    The profitability of MLPs could be adversely  affected by changes in the  regulatory  environment.  Most MLPs'  assets are  heavily regulated by federal and state  governments  in diverse  matters, such as the way in which  certain  MLP  assets  are  constructed, maintained  and operated and the prices MLPs may charge for their services.  Such  regulation  can  change  over  time in scope and intensity.  For example, a particular byproduct of an MLP process may be declared hazardous by a regulatory agency and unexpectedly increase  production  costs.  Moreover,  many  state and  federal environmental  laws  provide  for  civil  as well  as  regulatory remediation,  thus  adding to the  potential  exposure an MLP may face.

          •    Extreme  weather  patterns,  such as  hurricane  Ivan in 2004 and hurricanes  Katrina and Rita in 2005, could result in significant volatility in the supply of energy and power and could  adversely impact  the  value of the  securities  in which we  invest.  This volatility  may  create  fluctuations  in  commodity  prices  and earnings of companies in the energy infrastructure industry.

          •    A rising interest rate  environment  could  adversely  impact the performance  of MLPs.  Rising  interest  rates  could  limit  the capital  appreciation  of equity units of MLPs as a result of the increased availability of alternative  investments at competitive yields  with MLPs.  Rising  interest  rates also may  increase an
               MLP's  cost of  capital.  A higher  cost of capital  could  limit
               growth  from   acquisition/expansion   projects   and  limit  MLP
               distribution growth rates.

          •    Since  the  September  11,  2001  terrorist  attacks,   the  U.S.
               Government  has issued  public  warnings  indicating  that energy assets,  specifically  those related to pipeline  infrastructure,
               production   facilities   and   transmission   and   distribution
               facilities,  might be specific targets of terrorist activity. The continued  threat of  terrorism  and  related  military  activity likely will increase volatility for prices in natural gas and oil and could affect the market for products of MLPs.

          •    Holders of MLP units are subject to certain risks inherent in the partnership structure of MLPs including: (1) tax risks (described below);  (2) limited ability to elect or remove  management;  (3)
               limited  voting  rights,  except  with  respect to  extraordinary transactions;  and (4)  conflicts  of  interest  of the  Advisor, including those arising from incentive distribution payments

      Industry Specific Risk. Energy  infrastructure  companies also are subject to risks specific to the industry they serve.

          •    Pipeline  MLPs are  subject  to demand  for crude oil or  refined products in the markets served by the pipeline,  sharp  decreases in crude oil or  natural  gas  prices  that  cause  producers  to curtail  production or reduce  capital  spending for  exploration activities,  and environmental  regulation.  Demand for gasoline, which  accounts  for a  substantial  portion of  refined  product transportation,  depends on price, prevailing economic conditions in the markets  served,  and  demographic  and seasonal  factors.
               Pipeline  MLP unit prices are  primarily  driven by  distribution growth rates and prospects for distribution growth. Pipeline MLPs are subject to  regulation  by FERC with  respect to tariff rates these companies may charge for pipeline transportation  services.
               An adverse determination by FERC with respect to the tariff rates of a pipeline  MLP could have a  material  adverse  effect on the business,  financial  condition,  results of operations  and cash flows  of  that  pipeline  MLP  and  its  ability  to  make  cash distributions to its equity owners.

          •    Processing  MLPs are subject to declines in production of natural gas fields,  which utilize the processing  facilities as a way to market the gas, prolonged  depression in the price of natural gas or crude oil refining,  which curtails  production due to lack of drilling  activity  and  declines  in the prices of  natural  gas liquids  products  and  natural gas  prices,  resulting  in lower processing margins.

          •    Propane  MLPs are  subject  to  earnings  variability  based upon weather  patterns in the locations  where the company  operates o and the wholesale cost of propane sold to end customers.  Propane
               MLP unit  prices  are based on safety  in  distribution  coverage ratios,  interest  rate  environment  and,  to a  lesser  extent, distribution growth.

          •    Coal MLPs are subject to demand  variability  based on  favorable weather conditions, strong or weak domestic economy, the level of coal  stockpiles in the customer  base,  and the general level of prices of competing sources of fuel for electric generation. They also are subject to supply  variability  based on the  geological
               conditions  that  reduce   productivity  of  mining   operations,
               regulatory  permits for mining activities and the availability of coal that meets  Clean Air Act  standards.  Demand and prices for
               coal  may  also  be  impacted  by  current  and  proposed   laws,
               regulations and/or trends, at the federal, state or local levels, to impose limitations on chemical emissions from coal-fired power plants and other coal end-users.  Any such limitations may reduce the demand for coal  produced,  transported  or delivered by coal
               MLPs.

          •    Marine shipping MLPs are subject to the demand for, and the level of  consumption  of,  refined  petroleum  products,  crude oil or natural gas in the markets  served by the marine  shipping  MLPs, which in turn could  affect the demand for tank  vessel  capacity and charter rates. These MLPs' vessels and their cargoes are also subject  to the  risks of  being  damaged  or lost due to  marine disasters,  bad weather,  mechanical failures,  grounding,  fire,
               explosions  and  collisions,   human  error,   piracy,   war  and
               terrorism.

     MLP Risk. We intend to invest primarily in equity  securities of MLPs. As a result,  we are  subject to the risks  associated  with an  investment  in MLPs, including cash flow risk and tax risk, as described in more detail below.

          •    Cash Flow Risk. We will derive substantially all of our cash flow
               from   investments  in  equity   securities  of  MLPs  and  their
               affiliates. The amount of cash that we have available to reinvest or to pay or distribute to holders of our  securities  depends on the  ability  of MLPs held by us to make  distributions  to their partners and the tax character of those distributions. We have no control over the actions of underlying  MLPs.  The amount of cash that each  individual  MLP can  distribute  to its partners  will depend on the amount of cash it generates from operations,  which will vary from quarter to quarter  depending on factors affecting
               the  energy   infrastructure  market  generally  and  on  factors
               affecting the  particular  business  lines of the MLP.  Available cash will  also  depend on the  MLPs'  level of  operating  costs
               (including incentive distributions to the general partner), level of capital expenditures,  debt service requirements,  acquisition costs (if any),  fluctuations  in working capital needs and other factors.

          •    Tax Risk of MLPs.  Our ability to meet our  investment  objective will  depend  on the  level  of  taxable  income,  dividends  and distributions  we receive from the MLPs and other  securities  of energy infrastructure companies in which we invest, a factor

                                       10

               over which we have no  control.  The  benefit we derive  from our investment  in MLPs depends  largely on the MLPs being treated as partnerships  for federal income tax purposes.  As a partnership, an MLP has no federal  income tax  liability at the entity level.
               If,  as a result  of a change  in  current  law or a change in an
               MLP's business,  an MLP were treated as a corporation for federal income tax  purposes,  the MLP would be  obligated to pay federal income tax on its  income at the  corporate  tax rate.  If an MLP were classified as a corporation for federal income tax purposes, the amount of cash  available for  distribution  would be reduced and the  distributions  we  receive  might be taxed  entirely  as dividend  income.  Therefore,  treatment of one or more MLPs as a corporation  for federal  income tax  purposes  could  affect our ability to meet our  investment  objective  and would  reduce the amount of cash  available to reinvest or to pay or  distribute to holders of our securities.

     Equity Securities Risk. MLP common units and other equity securities can be affected by macro  economic  and other  factors  affecting  the stock  market in general,  expectations of interest rates, investor sentiment towards MLPs or the energy  sector,  changes  in  a  particular  issuer's  financial  condition,  or unfavorable or  unanticipated  poor  performance of a particular  issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals  unique to the partnership or company,  including earnings power and coverage ratios.

     Investing in securities of smaller  companies may involve greater risk than is associated  with  investing in more  established  companies.  Companies  with smaller  capitalization  may have limited  product  lines,  markets or financial resources;  may lack management depth or experience;  and may be more vulnerable to adverse general market or economic  developments than larger more established companies.

     Because  MLP  subordinated  units  generally  convert to common  units on a one-to-one  ratio,  the price that we can be expected to pay upon purchase or to realize upon resale is generally  tied to the common unit price less a discount.
The size of the discount varies depending on a variety of factors  including the likelihood of conversion,  and the length of time  remaining to conversion,  and the size of the block purchased.

     The price of I-Shares and their  volatility  tend to be  correlated  to the price of common units, although the price correlation is not precise.

     Hedging   Strategy  Risk.  We  may,  in  the  future,   use  interest  rate
transactions for hedging purposes only in an attempt to reduce the interest rate risk arising from our anticipated  leveraged  capital  structure.  Interest rate transactions  that we may use for  hedging  purposes  will  expose us to certain risks that differ from the risks associated with our portfolio  holdings.  There are economic  costs of hedging  reflected  in the price of interest  rate swaps, floors,  caps and  similar  techniques,  the costs of which can be  significant, particularly  when long term interest rates are  substantially  above short term rates. In addition,  our success in using hedging  instruments is subject to the
Advisor's  ability to predict  correctly  changes in the  relationships  of such hedging instruments to our leverage risk, and there can be no assurance that the
Advisor's  judgment in this respect will be accurate.  Consequently,  the use of hedging  transactions might result in a poorer overall  performance,  whether or not adjusted for risk, than if we had not engaged in such transactions.

     Depending  on the state of interest  rates in general,  our use of interest rate transactions could enhance or decrease the cash available to us for payment of distributions, dividends or interest, as the case may be. To the extent there is a decline in interest  rates,  the value of interest rate swaps or caps could decline,  and  result  in a  decline  in our net  assets.  In  addition,  if the counterparty to an interest rate transaction  defaults,  we would not be able to use the  anticipated  net receipts under the interest rate swap or cap to offset our cost of financial leverage.

     Competition Risk. A number of alternatives to us as vehicles for investment in a  portfolio  of MLPs and  their  affiliates  in the  energy  infrastructure,
including  publicly  traded  investment   companies  and  other  private  funds,
currently exist. In addition,  recent tax law changes have increased the ability of regulated investment companies or other institutions to invest in MLPs. These competitive  conditions may adversely  impact our ability to meet our investment objective,  which in turn could adversely impact our ability to make interest or dividend payments.

     Restricted  Securities Risk. We intend to invest a portion of our portfolio in restricted securities.  Restricted securities are less liquid than securities traded in the open market because of statutory and  contractual  restrictions on resale. Such securities are, therefore, unlike securities that are traded in the open  market,  which can be  expected  to be sold  immediately  if the market is adequate.  As discussed  further below,  this lack of liquidity  creates special risks for us.  However,  we could sell such  securities in private  transactions with a limited number of purchasers or in public  offerings  under the 1933 Act.
MLP  subordinated  units  generally also convert to publicly traded common units upon the passage of time and/or satisfaction of certain financial tests.

     Restricted securities are subject to statutory and contractual restrictions on their public  resale,  which may make it more  difficult  to value them,  may limit our  ability to dispose of them and may lower the amount we could  realize upon their sale. To enable us to sell our holdings of a restricted  security not registered  under  the 1933 Act,  we may have to cause  those  securities  to be registered.  The

                                       11

expenses of registering  restricted securities may not be determined at the time we buy the securities. When we must arrange registration because we wish to sell the security,  a considerable period may elapse between the time the decision is made to sell the  security and the time the  security is  registered  so that we could sell it. We would bear the risks of any downward price fluctuation  during that period.

     MLP Liquidity Risk.  Although common units of MLPs trade on the NYSE, AMEX, and the NASDAQ National Market, certain MLP securities may trade less frequently than those of larger  companies  due to their  smaller  capitalizations.  In the event certain MLP securities  experience limited trading volumes,  the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for us to buy and sell significant  amounts of such securities without an unfavorable  impact on prevailing market prices.  As a result,  these securities  may be  difficult to dispose of at a fair price at the times when we believe it is desirable to do so or if it is  necessary to fund  repurchases  of
Units.  Investment of our capital in securities that are less actively traded or over time experience  decreased  trading volume may restrict our ability to take advantage of other market  opportunities or to dispose of securities.  This also may affect adversely our ability to make required  interest payments on the debt securities and dividend  distributions  on the preferred  stock,  to redeem such securities, or to meet asset coverage requirements.

     Valuation  Risk.  Market  prices  generally  will not be available  for MLP subordinated  units, or securities of private  companies,  and the value of such investments ordinarily will be determined based on fair valuations determined by the Advisor pursuant to procedures adopted by the Board of Directors. Similarly, common units  acquired  through direct  placements  will be valued based on fair value  determinations  because of their restricted nature;  however, the Advisor expects  that such values will be based on a discount  from  publicly  available market  prices.  Restrictions  on resale or the  absence  of a liquid  secondary market may adversely  affect our ability to determine our NAV. The sale price of securities that are not readily  marketable may be lower or higher than our most recent  determination  of their  fair  value.  Additionally,  the value of these securities  typically requires more reliance on the judgment of the Advisor than that required for securities for which there is an active trading market. Due to the difficulty in valuing these  securities and the absence of an active trading market for these  investments,  we may not be able to realize these  securities'
true  value,  or may have to delay their sale in order to do so. This may affect adversely our ability to repurchase  units,  make required  interest payments on the debt securities and dividend distributions on the preferred stock, to redeem such securities, or to meet asset coverage requirements.

     Nondiversification Risk. We are registered as a non-diversified, closed-end management investment company under the 1940 Act. We do not intend to be treated as a regulated  investment  company under the Internal  Revenue Code of 1986, as amended (the "Code"). Accordingly, there are no regulatory limits under the 1940
Act or the  Code on the  number  or size of  securities  that we hold and we may invest more assets in fewer  issuers as compared to a  diversified  fund.  There currently are  approximately  64 companies  organized as MLPs and only a certain number of those  companies  may meet our  investment  objectives.  We select MLP investments from this small pool of issuers. We may invest in non-MLP securities issued by energy  infrastructure  companies to a lesser degree,  consistent with our investment objective and policies.

     Interest Rate Risk. Generally,  when market interest rates rise, the values of debt securities  decline,  and vice versa.  Our investment in such securities means that the NAV and market  price of our common stock will tend to decline if market  interest rates rise.  During periods of declining  interest  rates,  the issuer of a security may exercise  its option to prepay  principal  earlier than scheduled, forcing us to reinvest in lower yielding securities. This is known as call or prepayment risk.  Lower grade  securities  frequently have call features that allow the issuer to repurchase the security  prior to its stated  maturity.
An issuer may redeem a lower grade  obligation  if the issuer can  refinance the debt at a lower cost due to declining  interest  rates or an  improvement in the credit standing of the issuer.

     Below  Investment  Grade  Securities  Risk.  Investing  in lower grade debt instruments involves additional risks than investment grade securities.  Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could adversely affect the ability of highly  leveraged  issuers to service their  obligations  or to repay their  obligations upon maturity.  Similarly,  downturns in profitability in the energy  infrastructure  industry  could  adversely  affect the  ability of below investment grade issuers in that industry to meet their obligations.  The market values of lower quality  securities tend to reflect  individual  developments of the issuer to a greater  extent than do higher quality  securities,  which react primarily to fluctuations in the general level of interest rates.

     The secondary  market for below  investment  grade securities may not be as liquid as the secondary market for more highly rated securities. There are fewer dealers in the market for below  investment  grade  securities  than  investment
grade   obligations.   The  prices   quoted  by   different   dealers  may  vary
significantly,  and the spread  between the bid and ask price is generally  much larger than for higher  quality  instruments.  Under adverse  market or economic conditions,  the secondary  market for below  investment  grade securities could contract further, independent of any specific adverse change in the condition of a particular issuer, and these instruments may become illiquid.  As a result, it may be more  difficult  to sell these  securities  or we may be able to sell the securities only at prices lower than if such securities were widely traded. This may affect adversely our ability to make required  dividend or

                                       12

interest payments on our outstanding senior securities. Prices realized upon the sale of such lower-rated or unrated securities,  under these circumstances,  may be less than the prices used in calculating our NAV.

     Because  investors   generally   perceive  that  there  are  greater  risks
associated  with lower  quality  securities of the type in which we may invest a portion of our  assets,  the yields  and prices of such  securities  may tend to fluctuate  more than those for higher  rated  securities.  In the lower  quality segments  of the debt  securities  market,  changes in  perceptions  of issuers'
creditworthiness  tend to occur more frequently and in a more pronounced  manner than do  changes  in higher  quality  segments  of the debt  securities  market, resulting in greater yield and price volatility.

     Factors  having an adverse  impact on the market value of below  investment grade  securities  may have an adverse  effect on our NAV. In  addition,  we may incur additional  expenses to the extent we are required to seek recovery upon a default in payment of  principal  or  interest  on our  portfolio  holdings.  In certain circumstances, we may be required to foreclose on an issuer's assets and take possession of its property or operations.  In such circumstances,  we would incur  additional  costs in disposing of such assets and  potential  liabilities from operating any business acquired.

     Counterparty  Risk.  We may be subject to credit  risk with  respect to the counterparties  to  certain  derivative  agreements  entered  into  by us.  If a counterparty  becomes  bankrupt or  otherwise  fails to perform its  obligations under a derivative  contract due to financial  difficulties,  we may  experience significant delays in obtaining any recovery under the derivative  contract in a bankruptcy  or other  reorganization  proceeding.  We may obtain  only a limited recovery or may obtain no recovery in such circumstances.

     Effects of Terrorism. The U.S. securities markets are subject to disruption as a result of terrorist activities,  such as the terrorist attacks on the World
Trade Center on September  11, 2001;  the war in Iraq and its  aftermath;  other hostilities;  and other  geopolitical  events.  Such events have led, and in the future may lead, to short term market  volatility and may have long term effects on the U.S. economy and markets.

     Management  Risk.  The  Advisor  was  formed  in  October  2002 to  provide portfolio  management  services to  institutional  and high-net worth  investors seeking professional  management of their MLP investments.  The Advisor has been managing investments in portfolios of MLP investments since that time, including management of our assets since June 2007, the assets of TYG since February 2004,
TYY since May 2005,  TYN since  October 2005,  TTO since  December 2005 and TGOC
since  July  2007.  TYG  is  a  publicly  traded,  non-diversified,   closed-end
management  investment  company that invests  primarily in MLPs in the midstream segment  of  the  energy  infrastructure  sector.  TYY  is  a  publicly  traded, non-diversified, closed-end management investment company that invests primarily in MLPs in the midstream segment of the energy  infrastructure  sector. TYN is a publicly traded, non-diversified,  closed-end management investment company that invests  primarily  in publicly  traded  Canadian  upstream  royalty  trusts and midstream and downstream income trusts,  and publicly traded U.S. MLPs. TTO is a non-diversified, closed-end management investment company that invests primarily in privately held and micro-cap public companies  operating in the midstream and downstream  segments,  and to a lesser extent the upstream segment,  of the U.S.
energy  sector,  that has elected to be  regulated  as a BDC under the 1940 Act.
TGOC is a  privately  held,  non-diversified  closed-end  management  investment company that invests  primarily in privately held companies and publicly  traded
MLPs operating in the upstream,  and to a lesser extent the midstream,  segments of the energy sector.  Our  investments and those of TYG, TYY, TYN, TTO and TGOC are managed by the  Advisor's  investment  committee.  We share many of the same officers as TYG, TYY,  TYN, TTO and TGOC.  As of July 31, 2007,  the Advisor had
client assets under  management  of over $3.0  billion,  including the assets of
TYG,  TYY,  TYN,  TTO,  two  privately  held funds,  and  separate  accounts for institutions  and high net  worth  individuals.  The  Advisor  has 25  full-time employees.  To the extent that the Advisor's assets under management continue to grow, the Advisor may have to hire additional  personnel and to the extent it is unable to hire qualified individuals, its operations may be adversely affected.

     Leverage  Risk. Our use of leverage  through  borrowings or the issuance of preferred  securities or debt securities,  and any other transactions  involving
indebtedness   (other  than  for  temporary  or  emergency  purposes)  would  be considered  "senior  securities"  for purposes of the 1940 Act and create risks.
Leverage is a speculative  technique that may adversely  affect members.  If the return on securities  acquired with borrowed  funds or other  leverage  proceeds does not exceed the cost of the leverage,  the use of leverage could cause us to lose money.  Successful  use of  leverage  depends on the  Advisor's  ability to predict or hedge correctly interest rates and market movements,  and there is no assurance  that the use of a leveraging  strategy will be successful  during any period  in  which  it is  used.  Because  the fee  paid to the  Advisor  will be calculated on the basis of Managed Assets,  the fees will increase when leverage is utilized, giving the Advisor an incentive to utilize leverage.

     Currently,  we  expect  the  amount  of our  leverage  to  represent  up to approximately 33% of our total assets,  including the proceeds of such leverage.
To the extent we liquidate  portfolio  securities to fund  repurchases of Units, the amount of our  outstanding  leverage as a percentage of our total assets may exceed our current expectations.

     Our  issuance of senior  securities  involves  offering  expenses and other costs,  including  interest  payments,  which are borne indirectly by our common members.  Fluctuations  in interest  rates could  increase  interest or dividend payments  on  our  senior

                                       13

securities,   and  could  reduce  cash   available  for   reinvestment   or  for
distributions to our members. Increased operating costs, including the financing cost  associated  with any  leverage,  may  reduce  our  total  return to common members.

     The 1940 Act and/or  the  rating  agency  guidelines  applicable  to senior securities  impose asset coverage  requirements,  dividend  limitations,  voting
right  requirements  (in  the  case  of  the  senior  equity  securities),   and
restrictions  on our  portfolio  composition  and our use of certain  investment techniques  and  strategies.  The  terms  of  any  senior  securities  or  other borrowings may impose additional requirements, restrictions and limitations that are more  stringent  than  those  currently  required  by the 1940 Act,  and the guidelines of the rating agencies that rate outstanding senior securities. These requirements  may have an adverse  effect on us and may  affect  our  ability to repurchase Units or pay distributions.  To the extent necessary or required,  we may have to  redeem  our  senior  securities  to  maintain  the  required  asset coverage.  Doing so may require that we liquidate portfolio securities at a time when it would not  otherwise  be  desirable  to do so.  Nevertheless,  it is not anticipated that the 1940 Act  requirements,  the terms of any senior securities or the rating  agency  guidelines  will  impede  the  Advisor  in  managing  our portfolio  in  accordance  with  our  investment  objective  and  policies.  See
"Leverage."

     Transferability Risk. The Units are not transferable without the consent of the  Board  of  Directors,  which  may  be  withheld  in  its  sole  discretion.
Furthermore,  the Units are not registered  under the 1933 Act, and thus may not be transferred  unless registered or transferred in accordance with an exemption under that act. As a result, there is not a public market for the Units.

     Limited  Liquidity  Risk.  The  Fund's  Operating  Agreement  allows  us to repurchase Units from members for an amount equal to the NAV per Unit, but there can be no assurance that any such  repurchases  will occur. To the extent that a large number of members seek to have their Units  repurchased,  we may be forced to liquidate  securities at unfavorable prices,  increase our portfolio turnover earlier than we would  otherwise,  or increase our leverage,  any of which could
have  a  negative  impact  on  the  remaining  members.   In  the  event  of  an
oversubscribed  tender offer, the Board of Directors may consider increasing the tender offer size, subject to the limitations of applicable law. If the Board of
Directors  does not increase the size of the tender  offer,  we will  repurchase
Units on a pro rata basis from those  seeking to sell  Units.  As such,  not all
Units tendered for repurchase in a particular offer may be accepted.

     In addition,  any member tendering their Units for repurchase must do so by the Expiration  Date. The Expiration  Date may be up to eight weeks prior to the
Valuation  Date.  Following  the  Expiration  Date,  the decision by a member to tender  their Units for  repurchase  may not revoked.  Accordingly,  members who elect to tender Units for repurchase will not know the price at which such Units will be repurchased until after the election to tender becomes  irrevocable.  It is  possible  that during the time period  between the  Expiration  Date and the
Valuation  Date,  general  economic and market  conditions,  or specific  events affecting the Funds'  portfolio  companies could cause a decline in the value of
Units. See "Liquidity."

     Federal Income Tax Risks. There are numerous provisions of existing tax law affecting  us and our  members.  Moreover,  future  legislation,  administrative action,  or court  decision  may  modify  or  interpret  the tax  law,  possibly retroactively,  in a manner  adverse to us and our  members.  Certain tax issues involved  with an  investment  in us are based on factual  determinations  or on
predictions  as  to  future  events.   There  can  be  no  assurance  that  such
determinations  will  be  accepted  by the  Service  or a  court  or  that  such predictions will prove correct.

     We do not intend to seek any ruling from the Internal  Revenue Service (the
"Service")  with respect to any of the federal income tax risks or  consequences associated with an investment in us. Thus, positions to be taken by us as to tax consequences  could  differ from  positions  ultimately  taken by the Service in auditing tax returns or otherwise.  There can be no assurance  that the intended tax consequences of an investment in us will be achieved.

     We are a Delaware limited liability company that has elected to be taxed as a  partnership  for  federal  income tax  purposes,  with  income,  gain,  loss, deduction and credit passed through to our members.  If our units are treated as publicly  traded,  we will be treated as a  corporation  for federal  income tax purposes. We have placed transferability  limitations to limit the risk that our units are treated as publicly traded for federal income tax purposes. If for any reason,  the Service  determines  that we are taxed as a corporation for federal income tax  purposes,  we would be taxed on our net income at rates of up to 35%
for federal income tax purposes,  in addition to any applicable  state and local taxes, and all items of our income,  gain,  loss,  deduction and credit would be reflected  only on our tax  returns  and  would  not be  passed  through  to the members.  If we were to be taxed as a corporation for any reason,  distributions we may make to  investors  will be treated as  ordinary  dividend  income to the extent of our current or  accumulated  earnings and profits,  and the payment of dividends  would not be deductible by us, thus  resulting in double  taxation of our earnings and profits.  If we pay taxes as a  corporation,  we will have less cash to reinvest or distribute as a distribution to our members.

     Since we have elected to be taxed as a partnership  for federal  income tax purposes,  you  may  be  required  to  pay  income  tax in  excess  of any  cash distributions  you may receive  from us,  which means you may have to pay income tax on your  investment with other funds.  As indicated  previously,  we have no intention, at least initially,  of making any cash distributions.  You will thus have to fund any  income tax  obligations  from  funds  unrelated  to us and our operations.  Members  will  pay tax on their  allocated  shares  of our  taxable income. A member may receive  allocations of taxable income that result in a tax liability  that  is in  excess  of any  cash

                                       14

distributions we may make to the investor. Among other things, this result might occur due to accounting methodology, lending covenants that restrict our ability to pay cash  distributions,  or our  decision  to retain the cash  generated  to invest. Accordingly, you may be required to pay some or all of the income tax on your allocated share of our taxable income with personal funds.

     If we recognize net losses for any given year,  your ability to deduct such losses may be subject to several  limitations  under the Code. Thus, you may not be able to benefit on a current  basis for the  losses  recognized  by the Fund.
Furthermore,  you may be required to include  taxable  income  generated by MLPs with positive income, without the ability to deduct losses from other MLPs.

     The Fund's Operating Agreement provides for the allocation of income, gain, loss,  deductions and credits among the Fund's  members,  which  allocations the
Fund believes are proper for federal income tax purposes.  Treasury  Regulations that govern  such  allocations,  however,  are  extremely  complex and it is not certain that all allocations of income, gain, loss,  deductions and credits will be  respected  by the Service,  if  reviewed.  In addition,  the Fund intends to equitably  allocate  certain taxable gains or losses  recognized with respect to redeemed  interests  in the Fund first to the  members  that  redeemed  all or a portion  of their  interest  in the Fund.  If the  Service  were to  review  the
allocations   and  determine  that  they  do  not  comply  with  the  applicable regulations,  the allocations  would be determined  under the regulations  based upon  the  partner's  interest  in the  partnership  (as  determined  under  the applicable  regulations),  which might not be  consistent  with the  allocations under the Fund's Operating Agreement.

     The Service may audit our income tax  returns and may  challenge  positions taken for tax purposes and  allocations of income,  gain,  loss and deduction to members.  If the Service were  successful in  challenging  our  allocations in a manner that reduces loss or increases income allocable to members,  you may have additional tax  liabilities.  In addition,  such an audit could lead to separate audits of a member's tax returns,  especially if adjustments are required, which could  result in  adjustments  on your tax  returns.  Any of these  events could result in  additional  tax  liabilities,  penalties and interest to you, and the cost of filing amended tax returns.

     Organizations  that are exempt from federal income tax under the Code, such as employee benefit plans,  charitable  organizations,  private  foundations and
retirement  accounts  ("Tax-Exempt   Members")  might  invest  in  us.  Although
Tax-Exempt   Members  generally  are  exempt  from  federal  income  tax,  these organizations  generally are subject to federal income tax on unrelated business income ("UBTI").  Our income, gains, losses and deductions (including the income that flows through the MLPs to us) will flow to  Tax-Exempt  Members in the same manner as such items flow through to taxable  members.  The  business  income or loss reported by us or our portfolio  companies  would likely be treated as UBTI for a Tax-Exempt Member.

     The sale of  assets is  generally  not  treated  as UBTI.  However,  if the property is treated as debt-financed  property, the gain or loss attributable to the  debt-financed  property  is treated  as UBTI.  According  to the  Service's published positions, debt inside an MLP investment held by us will be treated as debt-financed  property for these purposes. We may not have complete information as to the magnitude of such debt and,  thus, may have to make  estimates,  which estimates may not be correct and may be subject to challenge by the Service.

     In order to  prepare  its  federal  income  tax  return,  we will  need K-1 information from the MLPs in which we invest.  Some of those MLPs may not timely provide  their  tax  information.  Thus,  we may be  delayed  in  providing  tax information and the applicable Schedule K-1's to our members.  Thus, our members may have to extend the timing their income tax returns.  In addition,  we may be asked to make  estimates  as to a member's  federal  income  tax basis  prior to calculating their actual tax basis. Basis adjustments will be dependent upon the allocation to you of our share of income or loss reflected on the MLP's Schedule
K-1, our receipt of which may not occur prior to the time of such estimate.  Tax basis  estimates will be provided on a  best-efforts  basis and will be based on the best  information  available  at the  time.  Estimates  may,  however,  vary materially from a member's actual tax basis.

     8.4.   Other Policies

     Not Applicable.

     8.5.   Share Price Data

     Not Applicable.

     8.6.   Business Development Companies

     Not Applicable.

                                       15

ITEM 9.     MANAGEMENT

     9.1.   General

Directors and Officers

     Our  business and affairs are managed  under the  direction of our Board of
Directors.  Accordingly,  our Board of Directors provides broad supervision over our affairs,  including  supervision of the duties performed by the Advisor. Our officers are responsible for our day-to-day  operations.  Our Board of Directors consists of a majority of managers who are not interested persons (as defined in the 1940 Act) of the Advisor or its affiliates ("Independent Directors").

Advisor

     The Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park,
Kansas 66210.  The Advisor  specializes in managing  portfolios of securities of
MLPs and other energy companies. The Advisor's investment committee is comprised of five portfolio managers with approximately 100 years of aggregate experience.
The Advisor was formed in October 2002 to provide portfolio  management services to institutional and high net worth investors seeking professional management of their MLP investments.  The Advisor has been managing  investments in portfolios of securities  of MLPs since that time.  The Advisor also manages TYG, TYY, TYN,
TTO  and  TGOC,  each  of  which  are  non-diversified,   closed-end  management
investment companies.  TYG is publicly traded and focused primarily on investing in MLPs in the midstream  segment of the energy  infrastructure  sector.  TYY is publicly  traded and focused  primarily on  investing  in MLPs in the  midstream segment of the energy infrastructure  sector. TYN is publicly traded and focused primarily on investing in publicly traded Canadian  upstream  royalty trusts and midstream and downstream  income trusts,  and publicly  traded U.S. MLPs. TTO is publicly  traded and focused  primarily on  investments  in  privately  held and micro-cap public companies  operating in the midstream and downstream  segments, and to a lesser extent the upstream segment, of the U.S. energy sector, that has elected to be regulated as a BDC under the 1940 Act. TGOC is privately  held and focused  primarily on investing in privately held companies and publicly  traded
MLPs operating in the upstream,  and to a lesser extent the midstream,  segments of the energy sector.

As of May 31, 2007 (except as listed below), the Advisor had client assets under management as set forth in the table below.

                                                Inception                                              Total Assets
       Company Name          Ticker/Private       Date                 Targeted Investments            ($ in millions)
       ------------          --------------       ----                 --------------------            ---------------
Tortoise Energy
Infrastructure
Corporation...........      NYSE: TYG         Feb. 2004      U.S. Energy Infrastructure - Primarily
                                                             Midstream MLPs                                $1,393.6

Tortoise Energy Capital                                      U.S. Energy Infrastructure - Primarily
Corporation...........      NYSE: TYY         May 2005       Midstream MLPs                                  $985.5

Tortoise North American                                      Canadian and U.S. Energy - Midstream,
Energy Corporation....      NYSE: TYN         Oct. 2005      Downstream and Upstream Companies               $194.5

Tortoise Capital                                             Privately held and Micro-Cap U.S.
Resources                                                    Energy - Midstream, Downstream and
Corporation...........      NYSE: TTO         Dec. 2005      Upstream Companies                              $130.9

Tortoise Total Return                                        U.S. Energy Infrastructure - Primarily
Fund, LLC.............      Private           June 2007      Midstream MLPs                                $20.2(1)

Tortoise Gas                                                 Privately held and Publicly traded U.S.
and Oil                                                      Energy - Upstream and Midstream
Corporation...........      Private           July 2007      Companies                                     $77.8(2)

Separately Managed                                           U.S. Energy Infrastructure  -
Accounts..............      Private           Nov. 2002      Primarily  Midstream MLPs                       $243.1

----------------------------------------------

1 Tortoise  Total Return Fund,  LLC  commenced  operations  on June 29, 2007 and the amount shown above is as of that date.
2 Tortoise  Gas and Oil Corp.  closed its initial  offering on July 19, 2007 and the amount shown above is as of that date.

                                       16

     Fountain  Capital  and  KCEP  control  the  Advisor  through  their  equity ownership and management  rights in the Advisor.  Fountain Capital was formed in
1990 and is focused  primarily  on  providing  investment  advisory  services to institutional  investors with respect to below investment  grade debt.  Fountain
Capital had  approximately  $1.9 billion of client assets under management as of
July 31,  2007,  of which  approximately  $269  million  was in energy  industry investments.  KCEP was formed in 1993 and until recently,  managed KCEP Ventures
II,  L.P.  ("KCEP  II"),  a private  equity fund with  committed  capital of $55 million invested in a variety of companies in diverse industries.  KCEP II wound up its operations in late 2006, has no remaining  portfolio  investments and has distributed  proceeds to its partners.  KCEP I, L.P.  ("KCEP I"), a start-up and early-stage  venture  capital fund  launched in 1994 and  previously  managed by
KCEP,  also  recently  completed  the process of winding down. As a part of that process,  KCEP I entered  into a  consensual  order of  receivership,  which was necessary to allow KCEP I to distribute  its remaining $1.3 million of assets to creditors and the SBA. The consensual  order  acknowledged a capital  impairment condition and the resulting  nonperformance  by KCEP I of its agreement with the
SBA, both of which were  violations  of the  provisions  requiring  repayment of capital  under the Small  Business  Investment  Act of 1958 and the  regulations thereunder.

     Pursuant to an investment advisory agreement,  the Advisor provides us with investment  research  and advice and  furnishes  us with an  investment  program
consistent  with  our  investment   objective  and  policies,   subject  to  the
supervision of the Board of Directors.  The Advisor  determines  which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio  securities,  selects  brokers or dealers to place those  orders,  maintains  books and  records  with  respect  to our  securities transactions and reports to the Board of Directors on the Fund's investments and performance.  A  discussion  regarding  the basis  for the  Board of  Directors'
approval  of  the  investment  advisory  agreement  will  be  available  in  our semi-annual report for the period ending June 30, 2007.

     The Advisor has 25 full-time  employees.  To the extent that the  Advisor's assets  under  management  continue  to  grow,  the  Advisor  may  have  to hire additional  personnel  and  to  the  extent  it  is  unable  to  hire  qualified individuals, its operations may be adversely affected.

     Under  our  investment  advisory  agreement,  we  will  pay to the  Advisor quarterly,  as compensation  for the services  rendered by it, a fee equal on an annual basis to 1.3% of our average  monthly Managed  Assets.  "Managed  Assets"
means our total assets  (including any assets  attributable to any leverage that may be outstanding)  minus the sum of accrued  liabilities  other than: (i) debt entered  into for  purposes  of  leverage;  and (ii) the  aggregate  liquidation preference of any outstanding preferred  securities.  Because the fee to be paid to the Advisor is determined on the basis of our Managed  Assets,  the Advisor's interest in determining whether to use leverage will conflict with the interests of our members,  who will bear the costs of our  leverage.  Our average  monthly
Managed Assets are determined for the purpose of calculating  the management fee by taking the average of the monthly  determinations  of Managed Assets during a given calendar  quarter.  The fees are payable for each calendar  quarter within five days after the end of that quarter.

     We have also  entered  into an  expense  reimbursement  agreement  with the
Advisor  pursuant to which we will  reimburse  the Advisor over time as we reach
certain   aggregate   subscription   proceeds  or  time   thresholds,   for  our
organizational expenses incurred by the Advisor prior to our commencement of our operations.  In no event will the amount of expenses  reimbursed on a particular reimbursement date exceed one percent of the aggregate  subscription proceeds we have  received as of the date of the  reimbursement.  The expense  reimbursement agreement  terminates  upon the  earlier of two years from our  commencement  of operations or the date on which the Advisor has been reimbursed for all of these expenses.

Portfolio Management

     The  investment  management of our portfolio is the  responsibility  of the
Advisor's investment committee.  The investment committee's members are H. Kevin
Birzer,  Zachary A. Hamel,  Kenneth P. Malvey,  Terry C.  Matlack,  and David J.
Schulte, all of whom share responsibility for such investment management.  It is the policy of the  investment  committee  that any one member  can  require  the
Advisor to sell a security and any one member can veto the committee's  decision to invest in a  security.  More  detailed  biographical  information  about each member of the  Advisor's  investment  committee is set forth  below.  Additional information about each member of the Advisor's investment  committee,  including their  compensation,  the number of accounts  managed and their ownership of our securities is set forth in the statement of additional information.

H. Kevin Birzer, CFA, CPA, MBA, BBA

Kevin Birzer has been a Managing  Director of Tortoise  Capital  Advisors  since
2002 and is also a Partner with Fountain Capital. Mr. Birzer is also Chairman of the Board and Director of TYG, TYY, TYN, TTO and TGOC.

Mr. Birzer joined Fountain Capital in 1990. Mr. Birzer graduated with a Bachelor of Business  Administration degree from the University of Notre Dame and holds a
Master of Business Administration degree from New York University. He earned his
CFA designation in 1988.

                                       17

Zachary A. Hamel, CFA, MBA, BS

Zach Hamel has been a Managing  Director of Tortoise Capital Advisors since 2002 and is also a Partner  with  Fountain  Capital.  Mr. Hamel also serves as Senior
Vice President of TYG, TYY, TYN, TTO and TGOC.

Mr. Hamel joined Fountain Capital in 1997 and covered the energy,  chemicals and utilities  sectors.  Mr. Hamel  graduated  from Kansas State  University  with a
Bachelor of Science in  Business  Administration.  He also  attained a Master in
Business  Administration  from the  University of Kansas School of Business.  He earned his CFA designation in 1998.

Kenneth P. Malvey, CFA, BS

Ken Malvey has been a Managing  Director of the Advisor since 2002 and is also a
Partner with Fountain  Capital.  Mr. Malvey also serves as Senior Vice President and Treasurer of TYG, TYY, TYN, TTO and TGOC.

Prior to joining  Fountain  Capital in 2002, Mr. Malvey was one of three members of the Global  Office of  Investments  for GE  Capital's  Employers  Reinsurance
Corporation.  Most  recently,  he was the Global  Investment  Risk Manager for a portfolio  of  approximately  $24  billion of  fixed-income,  public  equity and alternative  investment  assets. Mr. Malvey graduated with a Bachelor of Science degree in Finance from Winona State University,  Winona, Minn. He earned his CFA designation in 1996.

Terry Matlack, CFA, JD, MBA, BS

Terry Matlack has been a full-time  Managing  Director of the Advisor since 2002 and also serves as Chief Financial Officer,  Assistant Treasurer and Director of
TYG, TYY, TYN, TTO and TGOC.

From  2001 to 2002,  he was a  full-time  Managing  Director  at KCEP.  Prior to joining  KCEP,  Mr.  Matlack  was  President  of  GreenStreet  Capital  and  its
affiliates in the  telecommunications  service  industry.  Mr.  Matlack has also
served  as  the   Executive   Vice   President   and  a  board  member  of  W.K.
Communications,   Inc.,  a  cable  television  acquisition  company,  and  Chief
Operating Officer of W.K. Cellular, a cellular rural service area operator.  Mr.
Matlack  graduated  with a Bachelor of Science in Business  Administration  from
Kansas   State   University.   He  holds  a  J.D.  and  a  Masters  of  Business
Administration  degree  from  the  University  of  Kansas.  He  earned  his  CFA designation in 1985.

David Schulte, CFA, CPA, JD, BS

David Schulte has been a full-time  Managing  Director of the Advisor since 2002 and also serves as Chief  Executive  Officer and  President of TYG, TYY, TYN and
TGOC and Chief Executive Officer of TTO.

Previously,  he was a  full-time  Managing  Director  at KCEP from 1993 to 2002, where he led private  financing for two growth MLPs.  Mr.  Schulte served on the
Board of Directors of Inergy,  LP from 2001 to 2004.  Before  joining  KCEP,  he spent five years as an investment  banker at the  predecessor  of  Oppenheimer &
Co.,  Inc.  Mr.  Schulte  holds a B.S.  in  Business  Administration  from Drake
University  and a J.D. from the  University of Iowa. He is a CPA and also earned his CFA designation in 1992.

Administrator

     SEI  Global  Services,  Inc.  serves  as  our  administrator.  We  pay  the administrator  a monthly  fee  computed  at an annual rate of 0.10% of the first
$250  million  of our  Managed  Assets,  0.08% on the next $250  million  of our
Managed  Assets and 0.04% on the  balance of our  Managed  Assets,  subject to a minimum annual fee of $125,000.

Custodian

     U.S. Bank, N.A. serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets.

Expenses

     We bear all expenses not  specifically  assumed by the Advisor  incurred in our  operations and will bear the expenses  related to all future  offerings and tender  offers.  Expenses  we bear will  include,  but are not  limited  to, the following,  if  applicable:  (i)  expenses of  maintaining  and  continuing  our existence and related overhead,  including,  to the extent services are provided by personnel  of the Advisor or its  affiliates,  office  space and  facilities, training  and  benefits;  (ii)  commissions,  spreads,  fees and other  expenses connected with the acquisition,  holding and disposition of securities and other investments  including  placement  and similar  fees in  connection

                                       18

with direct placements entered into on our behalf;  (iii) auditing,  accounting, tax and legal expenses;  (iv) taxes and interest;  (v)  governmental  fees; (vi)
expenses  of issue,  sale,  repurchase  and  redemption  (if any) of our  Units, including  expenses of conducting  tender offers for the purpose of repurchasing
Units;  (vii)  expenses of  registering  and  qualifying  us and our Units under federal and state  securities  laws and of  preparing  and filing  tender  offer documents,  registration  statements and  amendments  for such purposes;  (viii)
expenses of  communicating  with  members,  including  website  expenses and the expenses of preparing,  printing and mailing press  releases,  reports and other notices to members and of meetings of members and proxy solicitations  therefor;
(ix) expenses of reports to governmental officers and commissions; (x) insurance
expenses;   (xi)  association   membership   dues;  (xii)  fees,   expenses  and
disbursements of custodians and  subcustodians for all services to us (including without  limitation  safekeeping  of funds,  securities  and other  investments, keeping of books, accounts and records, and determination of NAVs); (xiii) fees, expenses and  disbursements  of transfer  agents,  dividend and interest  paying
agents,   servicing  agents  and  registrars  for  all  services  to  us;  (xiv)
compensation  and expenses of our directors who are not members of the Advisor's organization;  (xv)  pricing,  valuation  and  other  consulting  or  analytical
services   employed  in  considering  and  valuing  our  actual  or  prospective investments;  (xvi) all expenses  incurred in connection  with leveraging of our assets through a line of credit or other indebtedness or issuing and maintaining notes or preferred  securities;  (xvii) all expenses incurred in connection with our  organization  and  any  offerings  of our  Units  and  preferred  and  debt securities;  and  (xviii)  such  non-recurring  items  as may  arise,  including expenses incurred in connection with litigation,  proceedings and claims and our obligation  to  indemnify  our  directors,  officers  and members  with  respect thereto.

     9.2.   Non-resident Managers

     Not Applicable.

     9.3.   Control Persons

     As  of  August  27,  2007,   Hallmark  Cards,   Incorporated  Master  Trust
beneficially owns more than 25% of our voting Units.

ITEM 10.    CAPITAL STOCK, LONG-TERM DEBT, AND OTHER SECURITIES

     10.1.  Capital Stock

     As of  August  27,  2007,  we  had  20,170  Units  and no  Preferred  Units
outstanding.  Further  information  about our Units and  Preferred  Units is set forth below.

Units

     Our Units represent a member's ownership interest in us and give the holder thereof the right to receive  distributions,  when, if and as such distributions are declared by our Board of Directors,  in its sole  discretion,  out of assets legally available for the payment of distributions. Members are also entitled to share ratably in the assets legally  available for  distribution in the event of liquidation,  dissolution or winding up, after payment of or adequate  provision for all known debts and liabilities.

     In the event that we have Preferred  Units  outstanding,  and so long as we remain  subject to the 1940 Act,  holders of our Units will not be  entitled  to receive any net income,  or other  distributions  from us unless all accumulated dividends on Preferred  Units have been paid and the asset  coverage (as defined in the 1940 Act) with respect to such Preferred Units and any  outstanding  debt is at least 200% after giving effect to such distributions.

     Each Unit  entitles  the holder to one vote on all matters  submitted  to a vote of our members, including the election of directors, except that holders of any outstanding  Preferred Units, voting separately as a single class, will have the right to elect two members of our Board of Directors  at all times.  Holders of our Units have the right to vote in accordance with their percentage interest and have no preference, conversion, exchange, sinking fund, automatic redemption or appraisal  rights and have no  preemptive  rights to subscribe for any of our securities.  All of our Units will have equal  dividend,  liquidation  and other rights.

Preferred Units

     We may,  but are not  required to,  issue  Preferred  Units.  As long as we remain subject to the 1940 Act at the time of a Preferred Unit offering, we will be subject  to the 1940 Act  restriction  that  currently  limits the  aggregate liquidation  preference of all  outstanding  preferred  securities to 50% of the value of our total assets less our liabilities and indebtedness.

     As long as we are  subject to the 1940 Act,  the  holders of any  Preferred
Units,  voting  separately  as a single  class,  will have the right to elect at least  two  members  of our  Board of  Directors  at all  times.  Except  as may otherwise be required by the Delaware Limited  Liability Company Act or the 1940
Act, the holders of any  Preferred  Units will not otherwise be entitled to vote on any

                                       19

matters submitted to our members.  Notwithstanding the foregoing, subject to the prior  rights,  if any, of the  holders of any other class of senior  securities outstanding,  the holders of any Preferred  Units will have the right to elect a majority of the  directors at any time  accumulated  dividends on any  Preferred
Units  have not been paid for at least  two  years.  The 1940 Act also  requires that,  in addition to any approval by members that might  otherwise be required, the approval of the holders of a majority of any  outstanding  Preferred  Units, voting  separately  as  a  class,  would  be  required  to  adopt  any  plan  of reorganization  that would adversely  affect the Preferred Units. As a result of these voting rights,  our ability to take any such actions may be impeded to the extent that any of our Preferred Units are outstanding.

     The terms of the Preferred  Units, if issued,  are expected to provide that
(i) they will  receive a cash  payment  at a set rate  that will be  treated  as guaranteed payment,  within the meaning of Section 707(c) of the Code, (ii) they are redeemable in whole or in part at the original purchase price per share plus accrued dividends per share, (iii) we may tender for or repurchase our Preferred
Units  and  (iv)  we may  subsequently  resell  any  units  so  tendered  for or repurchased by us. Any redemption or purchase of our Preferred Units will reduce the leverage  applicable to our Units,  while any resale of our Preferred  Units will increase that leverage.

     The  discussion  above  describes  the possible  offering of our  Preferred
Units.  If our Board of Directors  determines  to proceed with such an offering, the terms of our  Preferred  Units may be the same as, or  different  from,  the terms  described  above,  subject  to  applicable  law  and  our  organizational documents.

     The provision of our limited  liability  company  Operating  Agreement that requires the approval of a super-majority in interest for certain  extraordinary transactions  could  potentially  have the  effect  of  delaying,  deferring  or preventing a  transaction  or a change in our control.  Under  Delaware law, our members  generally are not liable for our debts or obligations.  The information contained  under this  heading is subject  to the  provisions  contained  in our organizational documents and the laws of the State of Delaware.

     10.2.   Long-Term Debt

     Not Applicable.

     10.3.   General

     Not Applicable.

     10.4.   Taxes

General Considerations

     The following  discussion  of federal  income tax matters is based upon the
Code, the regulations  promulgated or proposed  thereunder,  the position of the
Service set forth in its published revenue rulings, revenue procedures and other announcements  and court decisions as in effect on the date of this Registration
Statement.  No assurance can be given that future  legislative or administrative actions or court  decisions  will not  result in changes in the law which  would result  in  significant  modification  to the  following  discussion.  Any  such legislative or administrative action or decision may or may not be retroactively applied with respect to  transactions  completed  prior to the effective date of such action.

     There is  uncertainty  concerning  certain  of the tax  aspects  of limited liability  companies taxed as partnerships for federal income tax purposes,  and the applicable rules,  regulations,  and  interpretations in this area are under continuing  review by the  Service.  Further,  the  availability  and  amount of deductions  taken by the Company  will  depend not only upon the  general  legal principles  described  below, but also upon various  determinations  relating to particular  transactions that are subject to potential controversy on factual or other grounds.  There can be no assurance that some of the deductions claimed by the Company or the allocations of items of income,  gain, loss,  deduction,  and credit  among  the  members  will  not  be  challenged  by  the  Service.  Final disallowance of such deductions or  reallocations  of such items could adversely affect the members.

     This analysis is not intended as a substitute for careful tax planning, and prospective investors are urged to consult their own tax advisors, attorneys, or accountants  with  specific  reference to their own tax  situation and potential changes in the applicable law.

Classification as a Partnership

     The federal income tax treatment of the Company's taxable income, expenses, gains and losses depends on the Company's  classification for federal income tax purposes.  The Company can be classified as either an  association  taxable as a corporation or as a partnership for federal income tax purposes.  It is intended that the Company will be  classified as a  partnership,  but the Company has not

                                       20

and will not request a ruling from the  Service  that it will be so  classified, nor has the Company  sought an opinion from legal counsel that it is more likely than not that the Company will be classified as a partnership.

     Under the Treasury Regulation entity classification provisions,  except for certain  specified  types of entities  (which  entities do not include a limited liability  company formed under Delaware law, such as the Company) which must be treated as corporations for federal income tax purposes,  business organizations owned by more than one person generally are treated as a partnership for federal income tax purposes,  unless the entity  affirmatively elects to be treated as a corporation  for federal  income tax  purposes.  The Company  does not intend to elect to be treated as a corporation for federal income tax purposes.

      Code Section 7704(a) provides that a publicly traded partnership generally is treated as a corporation for federal income tax purposes, irrespective of the application of the  classification  rules  discussed  above.  A publicly  traded partnership  is  defined  as  any  partnership  if (1)  the  interests  in  such partnership are traded on an established  securities market or (2) the interests in  such  partnership  are  readily  tradable  on a  secondary  market  (or  the substantial equivalent thereof). The Treasury Regulations promulgated under Code
Section  7704  provide  several  safe  harbors  against the  application  of the publicly traded partnership provisions. For example,  Regulation ss. 1.7704-1(h)
provides that interests in a partnership are not readily tradable on a secondary market  or the  substantial  equivalent  thereof  if (1)  all  interests  in the partnership  were issued in a transaction that was not required to be registered under the 1933 Act, and (2) the partnership does not have more than 100 partners at any time during the taxable year of the partnership.

     Due to the  limitations  on  Unit  transfers  set  forth  in the  Company's
Operating  Agreement,  the Units  should not be readily  traded.  Based upon the transferability restrictions set forth in the Company's Operating Agreement, the
Company should not be a publicly traded  partnership  within the meaning of Code
Section  7704.  Accordingly,  the Company  believes that it will be treated as a partnership for federal income tax purposes.

     If the Company is  classified  as an  association  taxable as a corporation instead  of as a  partnership,  for any year,  the  Company  would be subject to federal  income tax on its taxable  income at rates up to 35% and any applicable state and local taxes;  distributions to investors would be taxable as dividends to the investors to the extent of current and  accumulated  earnings and profits of  the  Company  and  would  not be  deductible  by the  Company,  and  Company deductions,  if any,  would be allowed  only to the  Company,  rather than being passed through to the members.

     The  following  discussion  assumes  that the Company  will be treated as a partnership for federal income tax purposes.  Reference herein to a partner or a partnership  shall include  reference to a member of a limited liability company treated as a  partnership  for  federal  income  tax  purposes  and the  limited liability company, respectively.

Federal Income Taxation of the Fund and the Investors

     Generally.  If the Company is treated as a partnership  for federal  income tax  purposes,  then the  Company  will not be subject to  federal  income  tax.
Instead,  each  member  will be required to report on its income tax returns its allocable share of the Company's  ordinary income or loss, capital gain or loss, credits,  tax  preferences and other tax items for each of the Company tax years ending  within or with such  investor's  respective  tax year.  A portion of the
Company's  income,  gain, loss and deductions may be attributable to its sale of all or a portion of its investments,  which may be treated as ordinary income or
loss  or  capital  gain  or  loss   depending  on  the   particular   facts  and
circumstances.  Accordingly, a member will be subject to tax on its share of any
Company income,  whether or not any cash  distribution is made by the Company to
it.  Similarly,  an investor  generally may deduct on its individual  income tax returns its allocable share of the Company's  losses.  However,  such deductions are subject to the limitations described below under the subheading "Limitations
On Loss Deductions."

     Company  Taxable Year. The Company  intends to seek a calendar year end for federal income tax purposes.  Code Section 706(b)  provides that a partnership's taxable year shall be the same taxable  year, if any, as the taxable year of one or more of its partners  which in the aggregate have more than a 50% interest in the partnership's  profits and capital. If the partnership's taxable year is not determined under the preceding sentence, the partnership's taxable year shall be the  taxable  year of all of the  principal  partners.  For  these  purposes,  a principal  partner  is a partner  having a 5% or more  interest  in  partnership profits or capital. If the two preceding requirements do not establish a taxable year, Treasury Regulations require the partnership to use the taxable year which results in the least aggregate deferral of income to the partners.  Accordingly, the Company  may not be allowed to have a calendar  year and its tax year may be subject to change due to the nature of our  investors  or their  taxable  years.
However,  a partnership is allowed to have a tax year, which matches its natural business  year.  Although  the  Company's  circumstances  do not  match the safe harbors  for a natural  business  year,  the Company  believes  that its natural business year ends with respect to December,  since its primary investments will be in MLPs, which have December year ends.

     Treatment of Cash Distributions. Distributions of net cash flow (if any) or liquidation proceeds generally will not be taxable to the partners.  However, if the amount of cash distributions  (whether as a normal operating distribution or a distribution  in  liquidation  of all or part of the partner's  interest) to a partner exceeds the partner's basis in his partnership interest, then the excess is taxed to him as a gain on the sale or exchange of his partnership interest. A decrease in a partner's share of partnership  liabilities is treated for

                                       21

federal  income tax  purposes as a cash  distribution  to the  partner.  If such deemed distribution exceeds the partner's basis in his partnership interest, the excess  generally  is  taxed  to him as gain  on the  sale  or  exchange  of his partnership interest. In addition, in certain circumstances, the distribution of marketable  securities is treated as a distribution  of cash.  Interests in MLPs will likely be treated as  marketable  securities  for these  purposes.  Several exceptions  potentially  apply to the rules that treat marketable  securities as cash  for  these  purposes,  some of which  may be  applicable  to the  Company.
However, no determination may be made as to whether the Company's  distributions of marketable  securities  would be treated as cash for these  purposes.  If the cash distribution results in a shift of a member's share of the Company's direct or indirect interest in unrealized  receivables or appreciated  inventory items, the member and the Company may be required to report  income or loss on a deemed sale or exchange of their respective interests with respect to such assets and a portion of the gain or loss that would be treated as capital  gain or loss might be recharacterized as ordinary income or loss.

Limitations on Loss Deductions

     Basis.  A partner may not deduct on his income tax  returns  his  allocable share of the  partnership's  losses to the extent  that such  losses  exceed the partner's  "basis" in his partnership  interest.  Excess losses which may not be deducted as a result of this limitation are carried forward indefinitely and may be deducted to the extent that, at the end of any subsequent year, the partner's basis in his partnership interest exceeds zero.

     Generally,  a partner's "basis" in his partnership  interest is, initially, equal to the price paid for such  interest  plus his share of the  partnership's liabilities.  For this purpose, a partnership's share of partnership liabilities would include the partnership's share of liabilities of lower tier partnerships.
Such basis is increased by the partner's  allocable  share of the  partnership's taxable income and decreased (but not below zero) by his allocable  share of the partnership's  tax  losses  and by the  amount of any  distributions  of cash or property to him by the partnership.

     As  stated  above,  a  partner's  basis in his  partnership  interest  also includes  his share of  partnership  liabilities.  For  purposes of  determining basis, an increase in a partner's share of partnership liabilities is treated as a contribution of money by such partner to the partnership and a decrease in his share of partnership liabilities is treated as a distribution of money to him.

     "At Risk"  Limitation.  Code  Section 465 limits the amount of losses which certain  investors  may deduct from an  investment to the amount with respect to which  the  taxpayer  is  "at  risk"  for  such  activity.  Code  Section  465's limitations  only apply to individuals and C corporations in which five or fewer individuals own more than 50% of the stock of such corporation.  If a partner is subject to Section 465's  limitations,  such partner's  distributive  share of a partnership  loss is limited to the amount the partner is at risk under  Section
465's provisions.

     A  taxpayer  is at risk  for an  activity  to the  extent  of cash  and the adjusted basis of other property  contributed to such activity.  In addition,  a taxpayer generally is at risk for amounts borrowed for use in an activity to the extent the taxpayer is  personally  liable for the  repayment of the loan or has pledged property,  other than property used in such activity, as security to the extent of the net fair market value of the taxpayer's  interest in such property
(other  than for  amounts  borrowed  from any person who has an  interest in the activity  other than as a creditor  or from a person  related to someone  (other than the  taxpayer)  with an  interest in the  activity).  The amount at risk is increased  by the  amount of  partnership  income  and  reduced by the amount of partnership loss and distributions from the partnership to the taxpayer.  If the taxpayer's  loss is limited by the at risk  provisions,  the loss may be carried forward and deducted when the taxpayer's amount at risk increases.

     If, at the end of a taxable  year, a  taxpayer's  amount at risk is reduced below zero,  the  negative  amount must be  recaptured  by  including  it in the taxpayer's  gross  income to the extent of net losses  taken with respect to the activity.  The amount of recaptured  income can be carried  forward and deducted later when and to the extent the taxpayer's amount at risk is above zero.

     Limitations on Deductibility  of Passive Activity Losses.  Code Section 469
limits the ability of certain  investors to deduct  passive  activity  losses in excess of such  investor's  passive  activity  income in any  given  year.  Code
Section 469's limitations only apply to individuals,  estates,  trusts, personal service  corporations and C corporations in which five or fewer  individuals own more than 50% of the stock of such corporation.  In determining  whether five or fewer  individuals own more than 50% of a corporation,  the Code applies certain attribution  rules so that stock owned by a  corporation,  partnership  or trust might be reattributed proportionally to its respective shareholders, partners or beneficiaries.  Generally,  losses from passive  activities may be deducted only against  passive  activity  income,  and  may not be  used  against  non-passive activity  income  such as salary or  portfolio  income.  However,  if a taxpayer disposes  of all of his  interest  in a  passive  activity  in a  fully  taxable transaction,  the taxpayer is allowed to deduct any suspended  passive  activity losses attributable to such disposed activity.

     The Company  anticipates  that it will invest a substantial  portion of its assets in MLPs. With respect to an investor,  such  investor's  share of Company income,  gain,  deduction or loss attributable to the Company's  investment with respect  to MLPs will  likely be

                                       22

treated as a passive  activity.  Under special passive  activity loss rules, the passive  activity  loss  attributable  to an MLP  generally  may only be used to offset passive  activity income from such MLP.  Accordingly,  an investor may be unable  to  currently  deduct  his  proportionate  share of the  Company's  loss attributable  to the Company's  investment in MLPs  generating  losses,  but the investor would be required to include those with income.

     Management Fees. The Company will incur management fees with respect to the investments  made by the Company.  Since the  management  fees are incurred with respect  to the  investment  in MLPs,  which  will  likely be treated as passive activities,  the  deduction  of  such  fees  likely  will  be  subject  to  such limitations.  Alternatively,  the  management  fees may be treated as deductions under section 212 for an individual,  which  deduction may be limited based upon the amount of the individual's adjusted gross income.

Allocation of Income and Losses

     According to Code Section 701, a partnership  under federal  income tax law is not itself subject to federal income taxation.  Instead, each of its partners must  report its  allocable  share of the  partnership  income and is liable for federal  income tax on such income in its individual or separate  capacity.  The character  of any  such  item  to a  partner  will  be the  same as it is to the partnership.  Thus,  each  partner  will be taxed on its  distributive  share of partnership  income  even  though  the  equivalent  amount  of  cash  may not be distributed to the partner.

     Code Section  704(a)  provides that a partner's  distributive  share of all income,  gain, loss,  deduction or credit shall be determined by the partnership agreement.  However,  Code Section 704(b) provides that if the allocation  under the  partnership  agreement  does not have  "substantial  economic  effect," the allocation shall be determined in accordance with the partner's "interest in the partnership." The Service has promulgated regulations  interpreting Code Section
704(b) (the "704(b)  Regulations") which set standards for ascertaining  whether allocations of partnership items have substantial economic effect.

     The 704(b) Regulations  contain a two-part test for determining  whether an allocation has substantial economic effect. First, it must be determined whether an allocation has economic effect.  If so, a second  determination  must then be made as to  whether  the  economic  effect  is  substantial.  Under  the  704(b)
Regulations,  allocations of partnership income, gain, loss, deduction or credit will have "economic effect" only if throughout the full term of the partnership:

                  (a) the  partnership  determines  and  maintains the partners'
         capital accounts in accordance with the 704(b) Regulations;

                  (b) upon the partnership's  liquidation (or the liquidation of a partner's interest in the partnership), liquidating distributions are required to be made in  accordance  with the positive  capital  account balances of the partners; and

                  (c)  any  partner  with  a  deficit  in  his  capital  account following the  liquidation of his interest in the  partnership  must be unconditionally  obligated to restore the amount of the deficit balance to the  partnership,  which  amount  shall be paid to  creditors of the partnership or  distributed to other partners in accordance  with their positive  capital account  balances (a "deficit  capital account makeup provision").

     If the partnership agreement does not provide for a deficit capital account makeup provision,  the 704(b)  Regulations  provide for an alternative  economic effect safe harbor. Under this alternative economic effect test,  allocations to a partner  will be  respected  even though the  partnership  agreement  does not impose a deficit capital account makeup provision if items (a) and (b) above are satisfied and the  partnership  agreement  contains a "qualified  income offset"
provision.  Under a  qualified  income  offset  provision,  a partner may not be allocated  losses or  deductions  which result in the partner  having a negative capital  account and, if such partner  unexpectedly  receives an  adjustment  or allocation  of  loss  or  deduction  or a  distribution  which  results  in,  or increases,  a deficit capital  account,  such partner will be allocated items of income and gain in an amount and manner  sufficient  to  eliminate  such deficit balance  as  quickly  as  possible.  If these  three  tests are  satisfied,  the allocation will be considered to have economic effect.

     Allocations  which do not otherwise  have  economic  effect under the rules stated  above  shall  nevertheless  have  economic  effect  if  the  partnership agreement  provides  for the same  results to the partners as would occur if the partnership  was  liquidated  as of the end of the  taxable  year and the  three requirements  first  listed  above  had been  satisfied  (the  "capital  account equivalence  test").  Consequently,  even  if  allocations  in  the  partnership agreement are eventually  determined not to have  substantial  economic  effect, such  allocations  will be deemed  to have  substantial  economic  effect if the capital account equivalence test is met.

         Under the 704(b)  Regulations  capital account  maintenance  rules, the partnership is to maintain a capital  account for each partner,  which generally is to be  increased  by (1) the amount of money and the fair market value of the property  contributed  by the partner,  and (2) the  allocations  of partnership income or gain (or items thereof),  and decreased by (3) the amount of money and the fair  market  value of  property  distributed  to the  partner,  and (4) the allocations of partnership deductions or losses (or items thereof).

                                       23

     The second  determination which must be made is whether the economic effect is  "substantial."  The economic effect of an allocation is substantial if there is a reasonable  possibility that the allocation will affect  substantially  the dollar amounts to be received by the partners from the partnership,  independent
of  tax   consequences.   A  shift  in   income   tax   consequences   which  is
disproportionately  large in relation to the shift in economic consequences will result in an allocation  which does not have substantial  economic effect.  This determination is made at the beginning of the  partnership's tax year when there must have been a strong likelihood of such a disproportionate shift occurring.

         The  allocations  of losses or deductions to partners  attributable  to nonrecourse debt ("nonrecourse  allocations")  cannot have substantial  economic effect because the creditor,  rather than the partners,  bears the economic risk of such losses.  Therefore,  the 704(b)  Regulations  require  that  nonrecourse deductions  be  allocated  in  accordance  with the  partner's  interest  in the partnership.  The 704(b)  Regulations  provide the  following  safe harbor rule:
nonrecourse  allocations  are  deemed to be made in  accordance  with  partners'
interests in the partnership if (1) partners with deficit capital  accounts have an  unconditional  obligation to restore their  capital  account  deficit or (2)
agree to a qualified  income offset  provision,  and the following  criteria are satisfied:

                  (a) the  two  conditions  set out  above  with  regard  to the maintenance  of capital  accounts  and the  provision  for  liquidating distributions  in accordance with positive capital account balances are satisfied;

                  (b)  the  partnership   agreement  provides  that  nonrecourse
         allocations  are made in a manner that is  reasonably  consistent  with allocations  which  have  substantial  economic  effect  of some  other significant  partnership  item  attributable  to  partnership  property securing the nonrecourse liabilities;

                  (c)  the  partnership   agreement   contains  a  minimum  gain
         chargeback provision; and

                  (d)  all  other  material   allocations  and  capital  account
         adjustments   under  the  partnership   agreement  satisfy  the  704(b)
         regulation.

If an allocation  does not qualify under this safe harbor,  then the  allocation must be made in accordance with the partners' overall economic  interests in the partnership.

     Nonrecourse  allocations  are defined as the net  increase  in  partnership
"minimum  gain" for each  taxable  year,  reduced  (but not  below  zero) by the aggregate  distributions of proceeds of a nonrecourse  liability made during the year that are allocable to an increase in partnership minimum gain. Minimum gain is the  difference  between  the amount of a  nonrecourse  liability  securing a property  and the adjusted  basis of such  property.  A minimum gain  chargeback provision  generally  requires that in any year in which there is a net decrease in partnership minimum gain, each partner must be allocated items of partnership income and gain equal to that  partner's  share of the net  decrease  in minimum gain. The 704(b) Regulations also provide that a partner's share of minimum gain is treated as if the partner is  obligated to restore such amount to its capital account.  The 704(b)  Regulations  provide that debt held or  guaranteed  by any partner (or related party) will not be treated as nonrecourse debt. Accordingly, losses and deductions attributable to such debt must be allocated to the partner holding  or  guaranteeing  the debt (or held or  guaranteed  party).  Since  the
Company  will be  making  equity  investments  in MLPs,  which  are  treated  as partnerships  for federal  income tax  purposes,  these  non-recourse  liability provisions  could be applicable to the MLP's  liabilities and losses incurred by the MLPs.

     The Company's Operating Agreement generally provides for the maintenance of capital accounts in accordance with the requirements of the 704(b)  Regulations.
Liquidation proceeds are distributed in accordance with positive capital account balances and the Company's  Operating  Agreement generally limits the allocation of losses to the members to the extent of such members' positive capital account balances  (subject  to  the  application  of  the  nonrecourse  debt  allocation
provisions).   In  addition,   the   allocations   are   anticipated  to  affect
substantially  all the dollar  amounts to be received by the investors  from the
Company independent of income tax consequences.  Thus, the Company believes that the  allocations  under the Company's  Operating  Agreement  should  satisfy the requirements for substantial economic effect.

     The  Company  believes  that the  allocation  of income  and loss under the
Company's Operating  Agreement complies with the 704(b) Regulations,  subject to the  allocation  of  recognized  gain or loss to  Company  the  redemption  of a member's interest.  If its allocations do not have substantial  economic effect, the Service would apply the capital account  equivalence test, which the Company believes is the same allocation as under the substantial economic effect portion of the 704(b) Regulations.

     Adjustment  to  Capital  Accounts.  In order  to  comply  with  the  704(b)
Regulations,  the  Company's  Operating  Agreement  provides  that the partner's capital  accounts  will  be  adjusted  to  reflect  unrealized  appreciation  or diminution in the value of Company property (a  "Revaluation")  at the time of a capital  contribution  (other  than a de minimis  amount) or a  distribution  of property which results in a shift in the investors'  percentage interests in the
Company  or the  distribution  by the  Company  to a  partner  of more than a de minimis amount of property.

                                       24

     Where a fair market value adjustment has been made, the capital accounts of the Company must be  maintained  on a book basis  instead of a tax basis.  Under such rules, allocations of items of income, gain, loss and depreciation are made on a book basis (i.e., on the basis of the adjusted  values).  The allocation of such items for tax  purposes  is based upon the book  allocation  of such items, adjusted to reflect the  difference in book and tax basis.  This could result in allocations of items of income,  gain, loss and deduction for federal income tax purposes among the members not being in accordance  with the general  allocation provisions.  In  addition,  an effect of this,  in part,  may be to  increase or decrease  the  capital  accounts  of certain  partners,  which  will  affect the distribution of liquidation proceeds among the partners.

     The Company may have to liquidate  certain of its  investments to allow the
Company the repurchase of Units, resulting in the recognition of taxable gain or loss. The Company's  Operating  Agreement  provides for a special allocation for federal  income tax purposes of the  recognized  gain or loss resulting from the sale of investments by the Company for Unit repurchase to the redeeming  member.
The Company will equitably take into account such gains or losses  recognized in allocating  other gain or loss  recognized  during such year with respect to the
Units not redeemed by the redeeming  member and the other members.  Although the
Company believes that such allocation  properly reflects the economics,  such an allocation may not follow all aspects of the 704(b)  regulations and the Service may challenge the allocation of such gain or loss among the members.

         Thus,  no  assurance  exists that the Service  will not  challenge  the allocations  provided in the Company's  Operating  Agreement on the grounds that they  lack  substantial  economic  effect  and are not in  accordance  with  the interests of the members in the  Company.  If such a challenge  was  successful, items of income,  gain,  loss and deduction of the Company would be  reallocated for federal income tax purposes to members in accordance with a determination of their  respective  interests  in  the  Company.  It  is  possible  that  such  a reallocation  would  be  less  favorable  to  certain  members,  resulting  in a reduction  in the amount of net loss or an  increase in the amount of net income allocated to such members.

Alternative Minimum Tax

     The Company's investments in MLPs may result in the members being allocated items of tax preference or other adjustments under the alternative  minimum tax, which may have an impact  on a  member's  potential  liability  for  alternative minimum tax.

Administrative Treatment of Partnership Tax Items

     The  Company's  income tax returns can be subject to audits by the Service.
Adjustments  resulting  from  such  audits  may  result  in  adjustments  to the partners' tax returns  related to the operations of the Company and/or audits of the partners'  returns.  Such an audit of a partner's tax return could result in adjustments  to the partner's  non-Company  taxable income or loss. In addition, since the Company  anticipates  investing in MLPs, an audit or adjustment to the taxable income of an MLP may result in an adjustment to the Company's tax return and, concomitantly, the member's' federal income tax returns.

     Audit  adjustments  to the tax  treatment of  partnership  items of income, gain, loss,  deduction,  and credit and related litigation are generally handled in a unified  partnership level proceeding  rather than in separate  proceedings with each member. The Service will deal with the Company's "tax matters partner"
(the "TMP") with respect to its tax matters.  The Company's  Operating Agreement designates the Company's TMP and the TMP has the power to represent all partners before the Service with respect to Company items.  Generally,  all partners will be  entitled to receive  notice  from the  Service of audits of a  partnership's returns and of the results thereof.

     The TMP  generally  will not be able to bind any  partner  to a  settlement agreement;  however, only one judicial proceeding to contest a partnership's tax adjustment will be permitted.  The TMP or certain  partners may institute such a proceeding.  All  partners  will be bound by a  decision  entered  in a judicial proceeding involving a partnership tax adjustment.

     Notwithstanding  the above,  the  Service may assess a  deficiency  without conducting an administrative proceeding at the limited partnership level against any partner whose treatment of an item on his individual  return is inconsistent with the  treatment  of that item on the  Company's  federal  income tax return,
unless  the  partner  files  a  statement  with  the  Service   identifying  the
inconsistency. In the event an item is treated inconsistently and a statement is not filed,  the Service may assess and collect the  additional  tax necessary to make the partner's treatment of the item consistent with the Company's treatment of the item.

Penalties

     Accuracy  Related  Penalties.  The Code  provides  for an accuracy  related penalty  equal to 20% of the portion of the  underpayment  to which such penalty
applies.   The  accuracy   related   penalty  applies  to  the  portion  of  any
understatement which is attributable to certain taxpayer actions,  including one or more of the following:  (i) negligence or disregard of rules and regulations;
(ii) any  substantial  understatement  of income tax;  or (iii) any  substantial valuation misstatement.  For this purpose,  "negligence" includes any

                                       25

failure to make a reasonable  attempt to comply with the Code,  and  "disregard"
includes  any  careless,  reckless  or  intentional  disregard.  A  "substantial understatement  of income  tax" exists for most  taxpayers  if the amount of the understatement  for any taxable  year  exceeds the greater of (i) 10% of the tax required  to be  shown  on  the  return  or  (ii)  $5,000.  Corporations  have a substantial  understatement if the understatement  exceeds the lesser of (i) 10%
of the tax required to be shown on the return, or, if greater,  $10,000 and (ii)
$10 million.

     The  understatement  amount for  "substantial  understatement"  purposes is reduced  by the  portion  attributable  to  (i)  any  item  if  there  is or was substantial  authority  for  such  treatment,  or (ii) any  item  where  (a) the relevant  facts  are  adequately  disclosed  on the  return  and (b)  there is a reasonable  basis  for the tax  treatment  of such  item by the  taxpayer.  This reduction rule does not apply to any item attributable to a tax shelter.  A "tax
shelter"  means  a  partnership  or  other  entity,   any  investment   plan  or
arrangement,  or any other plan or arrangement, if a significant purpose of such partnership, entity, plan, or arrangement is the avoidance or evasion of federal income tax. As indicated  above, a taxpayer does not need to disclose a position on a return to avoid a penalty if the taxpayer  had  substantial  authority.  In
2007,  Congress amended the return preparer penalty  provisions so that a return preparer may be exposed to a penalty if the preparer does not reasonably believe that the  taxpayer's  position  was more likely than not to be  sustained on its merits. Accordingly, a conflict may exist between a taxpayer and its preparer as to an item  that may need to be  disclosed  in order  for such  person  to avoid potential  penalties.  The  Service  has  postponed  the  effective  date of the legislation to 2008.

     A substantial  valuation  misstatement  occurs if the value of any property
(or the  adjusted  basis)  is 200% or more of the  amount  determined  to be the proper  valuation or adjusted basis. The penalty doubles to 40% in the case of a gross  valuation  misstatement,  which  occurs if the  property's  valuation  is overstated by 400% or more. No penalty will be imposed  unless the  underpayment attributable to the substantial  valuation  misstatement exceeds $5,000 ($10,000 in the case of a C corporation).

     In addition,  in 2004 an accuracy  related penalty was enacted that applies to understatements  attributable to any "listed  transaction" or any "reportable
transaction"  with  a  significant  tax  avoidance   purpose.   Both  a  "listed
transaction"  and a  "reportable  transaction"  are defined by reference to Code
Section 6707A,  which in turn refers to the regulations under Code Section 6011.
The new penalty is generally 20% of the understatement if the taxpayer discloses such transaction, and 30% if the transaction is not disclosed.

     The  accuracy  related  penalty  for  listed  transactions  and  reportable transactions can be avoided with respect to any portion of the understatement if
(i)  it is  shown  there  was  a  reasonable  cause  for  that  portion  of  the understatement  and the taxpayer  acted in good faith,  (ii) the relevant  facts affecting the taxpayer's  treatment are adequately  disclosed in accordance with the regulations,  (iii) there is or was substantial authority for the taxpayer's treatment of the item, and (iv) the taxpayer  reasonably  believed the treatment of the item was more likely than not proper.

     The Company  currently  anticipates  that it will not be a "tax shelter" as defined under these accuracy  related  penalty rules.  In addition,  the Company currently  anticipates that its investments will not result in the Company being deemed  to  participate  in a  listed  transaction  or  reportable  transaction.
However,   these  rules  are  broad  and  highly   technical.   See  "Reportable
Transactions; Non-Deductible Interest", under this heading.

     Reportable Transactions;  Non Deductible Interest.  Entirely independent of the accuracy  related  penalties  described  above,  a new penalty is imposed on taxpayers who fail to disclose a reportable  transaction or listed  transaction.
The amount of the penalty is as  follows:  for  natural  persons,  $10,000 for a reportable  transaction  and  $100,000 for a listed  transaction;  for all other taxpayers,  $50,000  for a  reportable  transaction  and  $450,000  for a listed transaction.

     The IRS has  issued  regulations  that  identify  six  types of  reportable transactions:

         (i) listed  transactions,  which are (a) abusive  transactions that the
Service has identified by notice, regulation, or other published guidance or (b)
transactions  that are expected to obtain the same or substantially  similar tax consequences;

         (ii) confidential transactions,  which are transactions in which a paid advisor limits the  taxpayer's  disclosure of the tax treatment or tax structure of the transaction;

         (iii)  transactions  with  contractual  protection,  in  which  (a) the taxpayer's  fees are contingent on achieving the intended tax  consequences,  or
(b) the taxpayer has a right to a full or partial refund of fees if the expected tax consequences are not sustained;

         (iv) excessive loss  transactions,  which are transactions that (a) are not  included  in the "angel  list" of  acceptable  transactions  in Rev.  Proc.
2004-66, and (b) result in a deductible loss exceeding: $10 million for a single tax year (or $20  million in any  combination  of years),  if the  taxpayer is a corporation  or a  partnership  with only  corporate  partners;  $2 million in a single tax year

                                       26

(or $4 million in any combination of years), if the taxpayer is a partnership, S corporation,  individual  or trust;  or $50,000 in a single tax year if the loss arises  from  certain  foreign  currency  transactions  and the  taxpayer  is an individual or trust; and

          (v) transactions of interest,  which is a transaction that is the same as or substantially similar to one of the types of transactions that the Service has  identified  by notice,  regulation  or other form of written  guidance as a transaction of interest.

     Taxpayers,  including corporations, are also barred from deducting interest paid  or  accrued  on  any  underpayment  of  tax  that  is  attributable  to an understatement  arising  from  an  undisclosed  listed  transaction  or  from an undisclosed reportable transaction.

     Although the Company currently  anticipates that it will not participate in listed or reportable transactions,  the Company will comply with the laws in all respects  and will make such  filings  and  disclosures  as the  Company and its advisors determine are appropriate or required.

Federal Income Tax Considerations for Tax-Exempt Investors

     Taxation  of Income from  Company.  Employee  benefit  plans and most other tax-exempt  organizations,  including  individual  retirement accounts and other retirement plans, generally are exempt from federal income tax. However, certain of these  organizations are subject to federal income tax on UBTI.

     The Company  anticipates  that,  due to its  investments,  the Company will generate  income or loss which will be treated as UBTI under Code  sections  512 and 514. The  following  types of Company  income  likely will be  classified as
UBTI: (i) a member's  allocable share of taxable income or loss  attributable to
MLP investments reduced by the allocable share of Company operating and leverage expenses,  and (ii) gain or loss on the sale of investments which are treated as debt-financed  property.  The income or loss earned by the MLP's  likely will be largely  treated as UBTI. If the member's share of the Company's  income results in a loss from an  activity  subject  to UBTI,  such loss might be  utilized  to offset other UBTI or give rise to a net operating  loss. Such net operating loss may be available for use as a  carryforward  or a carryback,  depending upon the taxpayer's particular situation.

     Generally,  gain or loss  recognized on the sale of an asset is not treated as UBTI. However,  the portion of the gain or loss attributable to debt-financed property is treated as UBTI. The Company anticipates incurring debt to acquire a portion  of its  investments.  In  addition,  the MLPs will  incur debt in their operations.  The Service has indicated that, it believes in computing the amount of debt-financed  property with respect to a tax-exempt  entity's  interest in a partnership,  the tax-exempt organization must take into account the debt inside the partnership.  For these purposes,  the  determination of whether property is debt-financed  property  requires  taking  into  account  the debt  against  the property  throughout  the twelve  month period  preceding  the sale or exchange.
Thus, in computing the UBTI under the  debt-financed  property rules on the sale of an MLP interest by the Company, a tax-exempt  investor will have to take into account,  in addition to its own debt, both (i) the debt incurred by the Company and (ii) the inside debt incurred by the MLP. The Company may have difficulty in determining  the amount of the debt incurred by the MLP in computing the portion of the  gain  or  loss  which  is  treated  as  gain  or  loss  attributable  to debt-financed property.

     Section 512 of the Code generally allows a deduction of $1,000 in computing the  amount  of UBTI  subject  to income  tax.  Thus,  if the  amount of UBTI is sufficient,  an otherwise tax-exempt entity may be subject to federal income tax on a portion of its share of the  Company's  income,  as well as state and local taxes. Accordingly,  tax-exempt investors,  including employee benefit plans and other tax-exempt organizations, should consult with their tax advisors regarding the potential implications of investing in the Company.

     Excess Business Holdings.  Private  foundations may be subject to an excise tax if the private  foundation has any excess  business  holdings.  Code Section
4943 generally imposes an excise tax on a private  foundation's  excess business holdings  in a business  enterprise  during a tax year.  For these  purposes,  a private  foundation's excess business holdings include certain business holdings of the foundation's  disqualified  persons,  which generally include substantial contributors,  foundation managers,  certain owners of substantial contributors,
certain   organizations  owned  by  disqualified  persons  and  certain  related foundations.

     Generally,  a business holding will not be excess unless more than 20% of a business  enterprise is owned,  although in certain  circumstances the ownership will not be excess unless more than 35% is owned.  These rules apply not only to the ownership of corporation stock, but also to interests in partnerships, joint ventures and trusts. The ownership percentage generally is determined based upon the  ownership  of  voting  stock  of  corporations  and  profits  interests  of partnerships.  In determining a private  foundation's or  disqualified  person's ownership,  the Code and regulations apply certain attribution rules,  including treating stock or other  interests  owned,  directly or indirectly,  by or for a corporation, partnership, estate or trust as owned proportionately by or for its shareholders,  partners or  beneficiaries.  However,  any interest in a business enterprise  owned  by a  corporation  that is  actively  engaged  in a trade  or business  generally  is not  deemed  constructively  owned by its  shareholders, unless the corporation is involved in certain prohibited transactions as defined in the regulations.  A corporation is not considered actively engaged in a trade or business if the assets used in

                                       27

the trade or business are insubstantial when compared to its passive holdings or the trade or business is not a business  enterprise because it is a functionally related  business  or  derives  at least 95% of its gross  income  from  passive sources, as discussed below.

     The term  "business  enterprise"  is broadly  defined to include the active conduct of a trade or business, including any activity that is regularly carried on for the  production  of income from the sale of goods or the  performance  of services,  and  that  constitutes  an  unrelated  trade  or  business.  The term
"business   enterprise"  generally  does  not  include  a  functionally  related business,  a  program-related  investment or a trade or business at least 95% of the gross income of which is derived from passive sources,  including dividends, interest,  annuities,  royalties,  certain  rental  income,  gain or losses from sales,  exchanges or other disposition of non-inventory property and income from the sale of goods,  if the  seller  does not  manufacture,  produce,  physically receive or deliver,  negotiate  sales of, or keep  inventories in the goods.  In addition,  in at least one private letter  ruling,  the Service has ruled that a private  foundation's  investment in a general partnership  investing in limited partnerships  producing business income did not constitute a business enterprise because of the passive  nature of its  investment,  even though less than 95% of its income was derived from passive sources.

     With  respect to a private  foundation's  investment  in the  Company,  the
Company  likely will not  constitute a business  enterprise,  and,  thus, not be subject to the excess business  holding rules since 100% of its income should be derived from passive sources.  With respect to the Company's investment in MLPs, the members will be treated as owning a  proportionate  share of such respective
MLPs, based on their percentage ownership. A private foundation could be subject to the excess business  holdings excise tax if such MLP ownership by the private foundation and disqualified  persons with respect to the foundation  exceeds 20%
(or 35%, if applicable).  Even if the ownership exceeded the 20% (or 35%) level, a private  foundation could argue that the holding does not constitute an excess business holding, based on the above-described private letter ruling.

Tax Information

     Following the Company's  receipt of Schedule K-1s from its MLP investments, the Company  will  prepare its  partnership  tax return.  The Company  will then annually  provide  members with a Schedule K-1 which will include a breakdown by state to assist in any necessary state filings.  Additionally, if requested, the
Company will also provide the following information to respective members:

•    A member's  actual tax basis following the preparation of the Company's tax return and the member's Schedule K1s.

•    An estimate of a member's  tax basis  prior to  calculating  the actual tax basis. This estimate will be prepared on a best-efforts  basis and be based on the best available  information at the time; it may vary materially from a member's actual tax basis for the year.

•    Certain information to assist in reporting UBTI, including estimates of the percentage of  debt-financed  property.  The  calculation  of the Company's estimated  debt-financed  property  will be  complex  and based on the best available  information  to the Company.  There can be no assurance that the
     Company's calculations will be accepted by the Service.

     The Company will use its best efforts to provide members tax information in a timely manner.  However, the timing of the Company's  distribution of Schedule
K-1s and a member's  actual  year-end  tax basis will depend in part on when the
Company  receives  Schedule K-1s from MLPs. As such, the Company may not receive
Schedule K-1s from its MLP  investments in a sufficient  timely manner to enable the Company to prepare  the  members'  Schedule  K-1 in time for members to file their own tax returns without  requesting a filing extension from the Service or state or local  taxing  authorities.  Accordingly,  members  may be  required to obtain  extensions of time for filing their tax returns.  Members are encouraged to consult their tax advisors  concerning how such delayed  reporting may affect their individual tax situations.

Foreign Investors

     For purposes of this section,  the term "Foreign Investor" generally refers to a person, not otherwise carrying on a trade or business in the United States, that is a nonresident alien individual,  a corporation or partnership  organized under the laws of a foreign  country,  an estate not  subject  to United  States taxation on its worldwide  income, or a foreign trust (i.e., a trust with regard to which no United States  person has the  authority to control all  substantial decisions  and/or no United  States  court is  authorized  to  exercise  primary supervision).  To the  extent  that the  Company  is not  conducting  a trade or business, the Foreign Investors should not, solely, as a result of investment in the  Company,  be: (i)  considered  to be engaged  in a United  States  trade or business,  (ii) required to file United States  federal  income tax returns,  or
(iii)  subject  to United  States  federal  income  tax on gain from the sale of capital assets held by them directly or through their  interests in the Company.
However,  the business  activities of the MLPs that the Company will likely own, will  cause the  member to be treated as  conducting  a United  States  trade or business.  In such case, the Foreign Investor will have to report such income to the United States and pay a tax on such income as further discussed below.

                                       28

     If the Company  does not have  effectively  connected  income,  the Company would be required to withhold  tax at a 30% rate from the gross amount of United
States-source  Company income allocated to a Foreign Investor to the extent such income  consists of  dividends  or certain  types of  interest or other  passive income.  A Foreign Investor that is eligible for a reduced rate of United States taxation  pursuant  to a tax treaty may obtain a refund  from the  Service  with respect to its share of any tax withheld.

     Notwithstanding  the foregoing,  a Foreign Investor's share of the net gain recognized  upon  disposition  by the Company of a United  States real  property interest  would  be  treated  for  federal  income  tax  purposes  as if it were effectively  connected with a United States trade or business.  In general,  the
Company would be required to withhold tax from allocations to Foreign  Investors of such net gain and each Foreign Investor would be required to report its share of such gain on a United States federal income tax return.  The withholding rate would be 35% for  Foreign  Investors  that are  individuals  and 35% for Foreign
Investors that are corporations. The term "United States real property interest"
generally would include: (i) shares of stock in a United States corporation that does not have a publicly traded class of stock outstanding if 50% or more of the value of the  corporation's  assets at any point  during the  preceding  5 years consisted of interests in United  States real  property and (ii) shares of stock in a  United  States  corporation  that  has a  publicly  traded  class of stock outstanding where (A) the corporation satisfies the real property ownership test described in clause (i),  above,  and (B) the Company held (directly or pursuant to  certain  attribution  rules)  more than 5% of the  outstanding  stock of any publicly traded class of shares or held shares of non-publicly traded stock with a fair market value greater than that of 5% of the publicly  traded class of the corporation's  stock  with the  lowest  fair  market  value.  While the  Company currently does not intend to acquire or dispose of assets that qualify as United
States  real  property  interests,  there  can be no  assurance  that  shares of portfolio company stock will not so qualify.

     If the  Company  were  determined  to be  engaged  in a trade or  business,
Foreign  Investors  generally  would be:  (i)  considered  to be  engaged in the conduct of a trade or  business  in the United  States,  (ii)  required  to file
United States  federal  income tax returns and pay United States  federal income tax at a rate up to the withholding rates described in the preceding  paragraph, and (iii) subject to United States federal income tax  withholding at such rates with respect to that portion of their shares of the  Company's  net income which is  considered  to be  effectively  connected  with such trade or  business.  In addition,  Foreign Investors that are corporations would be subject to a 30% tax on their "dividend  equivalent  amount" for purposes of the United States branch profits tax. Finally, under a ruling published by the Service, Foreign Investors could be subject to United  States  federal  income tax with respect to any gain recognized upon a sale or exchange of their  interests in the Company.  Withheld taxes may be applied by Foreign  Investors  against the tax  liability  shown on their  federal  income tax returns and refunds may be obtained  from the Service for any excess tax withheld.

Federal Estate Tax Considerations for Foreign Investors

     The applicability of United States federal estate tax to an interest in the
Company owned at the time of death by a Foreign Investor who is an individual is uncertain  under  current  law.  Accordingly,  a  Foreign  Investor  who  is  an
individual  may wish to  consider  holding  his or her  interest  in the Company through a non-United States corporation.

Federal Income Taxation of MLPs

     MLPs are similar to  corporations  in many respects,  but differ in others, especially  in the way they  are  taxed  for  federal  income  tax  purposes.  A corporation  is a distinct  legal  entity,  separate from its  shareholders  and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers,  a corporation must pay a federal income tax on its  income.  To the  extent  the  corporation  distributes  its  income  to its shareholders in the form of dividends,  the  shareholders may pay federal income tax on the dividends  they receive.  For this reason,  it is said that corporate income is double-taxed, or taxed at two levels.

     An MLP,  if taxed as a  partnership,  is  treated  for  federal  income tax purposes  as a  pass-through  entity.  No  federal  income  tax is  paid  at the partnership  level.  A  partnership's  income  is  considered  earned by all the partners;  it is  allocated  among  all the  partners  in  proportion  to  their interests in the  partnership,  and each partner pays tax on his or her share of the partnership  income.  All the other items that go into  determining  taxable income and tax owed are passed  through to the partners as well - capital  gains and losses,  deductions,  credits,  etc.  Partnership  income is thus said to be single-taxed or taxed only at one level - that of the individual partner.

     The Code generally requires all publicly-traded  partnerships to be treated
as  a   corporation   for  federal   income  tax  purposes.   However,   if  the
publicly-traded partnership satisfies certain requirements,  the publicly-traded partnership  will be taxed as  partnership  for  federal  income  tax  purposes, referred to herein as an MLP. Under these requirements,  an MLP must receive 90%
of its income from specified sources as qualifying income.

     Qualifying income for MLPs includes interest, dividends, real estate rents, gain  from  the sale or  disposition  of real  property,  income  and gain  from commodities  or commodity  futures,  and income and gain from mineral or natural
resources   activities.   Mineral  or  natural  resources   activities   include
exploration,  development, production, mining, refining (including fertilizers), marketing and

                                       29

transportation  (including  pipelines),  of oil and  gas,  minerals,  geothermal energy,  or timber.  This means that most MLPs today are in energy,  timber,  or real estate related (including mortgage securities) businesses.

     Because the MLP itself does not pay tax, its income or loss is allocated to its members, irrespective of whether the investors receive any cash payment from the MLP.  MLPs  generally  make  quarterly  cash  distributions.  Although  they resemble corporate dividends,  MLP distributions are treated differently for tax purposes.  The MLP  distribution is treated as a return of capital to the extent of the investor's  basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP,  capital gain. The investor's  original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

     It is  important  to note  that an MLP  investor  is taxed on his  share of partnership  income  whether  or not he  actually  receives  any  cash  from the partnership.  The tax is  based  not on  money  he  actually  receives,  but his proportionate share of what the partnership earns.  However, most MLPs make it a policy to make quarterly  distributions  to their partners that will comfortably exceed any tax owed.

     When the units are sold,  the  difference  between  the sales price and the investor's  adjusted basis equals the taxable gain or loss. The partner will not be taxed on  distributions  until (1) he sells his MLP units and pays tax on his gain,  which  gain  is  increased  due  to  the  basis  decrease  due  to  prior distributions; or (2) his basis reaches zero.

     Because  the  Company  intends to be treated as a  partnership  for federal income tax purposes,  the members will report the income or loss of the MLPs for which appropriate information shall be provided to the members by the Company.

State and Local Taxes

     In addition to federal income tax consequences,  prospective  investors may have state and local tax  consequences  with respect to their  investment in the
Company.  Since the MLPs in which the Company  invests  will  likely  operate in several states, the investor may have state and local tax reporting in any state in which these MLPs operate.  A prospective  investor is advised to consult with its own tax counsel as to the state and local tax  consequences.  Certain states may require  withholding  of state income tax with respect to a member of the Company or an investor in the MLPs, even if there is no distribution of cash.

     10.5.   Outstanding Securities

     The following table provides  information about our outstanding Units as of
August 27, 2007.

                                          Number of Shares
                                             Held by the         Number of
                                           Company or for          Units
     Title of Class                          its Account        Outstanding
     --------------                       ----------------      -----------

     Units..........................             0                20,170
     Preferred Units................             0                   0

     10.6.   Securities Ratings

     Not Applicable.

ITEM 11.   DEFAULTS AND ARREARS ON SENIOR SECURITIES

           Not Applicable.

ITEM 12.   LEGAL PROCEEDINGS

           Not Applicable.

                                       30

ITEM 13.   TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                       31

PART B     INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

ITEM 14.   COVER PAGE

     This Statement of Additional Information of Tortoise Total Return Fund, LLC
(the "Fund",  the "Company",  "we", "us" or "our") is dated August 28, 2007. All capitalized  terms used herein and not otherwise defined shall have the meanings set forth in the  Fund's  Registration  Statement  on Form N-2 dated  August 28,
2007.

ITEM 15.   TABLE OF CONTENTS

ITEM 16.   GENERAL INFORMATION AND HISTORY

           Not Applicable

ITEM 17.   INVESTMENT OBJECTIVE AND POLICIES

     We seek to invest in securities that offer a combination of growth,  yield, and quality expected to result in superior total returns over the long term. Our investment  objective is to achieve a high level of long term total return.  The total return we seek includes  capital  appreciation  of, and all  distributions received from,  securities in which we invest regardless of the tax character of the  distributions.  We seek to achieve our  investment  objective  by investing primarily in securities of publicly  traded MLPs and their  affiliates  that the
Advisor believes offer attractive  distribution  rates and capital  appreciation potential.

     The following are our fundamental investment limitations set forth in their entirety. We may not:

         (1) issue  senior  securities,  except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

         (2) borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

         (3) make loans, except by the purchase of debt obligations, by entering into repurchase agreements or through the lending of portfolio securities and as otherwise permitted by the 1940 Act and the rules and interpretive  positions of the SEC thereunder;

         (4) concentrate (invest 25% or more of total assets) our investments in any particular industry, except that we will concentrate our assets in the group of industries constituting the energy infrastructure sector;

         (5) underwrite  securities issued by others,  except to the extent that we may be  considered an  underwriter  within the meaning of the 1933 Act in the disposition of restricted securities held in our portfolio;

         (6)  purchase  or sell  real  estate  unless  acquired  as a result  of ownership  of  securities  or other  instruments,  except  that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein; and

         (7) purchase or sell physical  commodities  unless acquired as a result of ownership of securities or other instruments,  except that we may purchase or sell options and futures  contracts or invest in securities or other instruments backed by physical commodities.

     These  fundamental  investment  limitations  may not be changed without the approval  of the  holders of a majority  of our  outstanding  voting  securities
(which for this  purpose  and under the 1940 Act means the lesser of: (i) 67% of the voting  limited  liability  company  units (the  "Units")  represented  at a meeting at which more than 50% of the outstanding  voting Units are represented;
or (ii) more than 50% of the outstanding voting Units).

     We also have adopted the following non-fundamental policies:

                                      S-1

         (1)  Under  normal  circumstances,  we will  invest at least 80% of our total assets  (including  assets  obtained  through  leverage) in  securities of companies in the energy infrastructure sector.

         (2) Under normal circumstances, we will not invest more than 25% of our total  assets in any single  issuer if our total  assets  (including  any assets obtained  through  leverage)  are greater  than $100  million and less than $250 million.

         (3) Under normal circumstances, we will not invest more than 15% of our total  assets in any single  issuer if our total  assets  (including  any assets obtained through leverage) are greater than $250 million.

         (4) We will not engage in short sales.

     For the purpose of each  non-fundamental  investment policy above, the term
"total assets"  includes  assets obtained  through  leverage.  Unless  otherwise stated,  these investment  restrictions apply at the time of purchase and we are not required to reduce a position due solely to market value fluctuations.

     In  addition,  we will invest as if our total  assets are greater than $100 million even if our total assets are substantially less than $100 million. Thus, for example, if our total assets are $40 million, we may invest $25 million (25%
of $100  million)  in a single  issuer.  This may  create a highly  concentrated portfolio  and increase the risk of investing in the Units.  See "Risk Factors -
Issuer Concentration Risk".

     Under  adverse  economic  conditions  or during  the period in which we are investing  the  net  proceeds  of  each  offering  (which  depending  on  market conditions  we expect may take up to  approximately  six months  following  each closing),  we may deviate  from our  investment  policies by  investing  the net proceeds in cash, cash equivalents,  securities issued or guaranteed by the U.S.
Government or its  instrumentalities  or agencies,  and high quality  short-term money market instruments,  short-term debt securities,  certificates of deposit, bankers'  acceptances  and other  bank  obligations,  commercial  paper or other liquid fixed income securities.

     The Board of Directors may change our  non-fundamental  investment policies without member  approval and will provide notice to members of material  changes
(including notice through member reports).

ITEM 18.   MANAGEMENT

     18.1.

     Our  business and affairs are managed  under the  direction of our Board of
Directors.  Accordingly,  our Board of Directors provides broad supervision over our  affairs,  including  supervision  of the duties  performed  by our Advisor.
Certain employees of our Advisor are responsible for our day-to-day  operations.
The names and ages of our directors and executive officers,  together with their principal occupations and other affiliations during the past five years, are set forth below.  Each director and executive  officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law.  Unless  otherwise indicated,  the address of each director and  executive  officer is 10801 Mastin
Boulevard,  Suite 222,  Overland  Park,  Kansas  66210.  Our Board of  Directors
consists of a majority of directors who are not "interested persons" (as defined in the 1940 Act) of our Advisor or its affiliates ("Independent Directors"). The directors who are "interested persons" (as defined in the 1940 Act) are referred to as "Interested Directors."

                                Position(s) Held                                                    Number of
                                  with Company,                                                   Portfolios in
                                 Term of Office                                                   Fund Complex        Other Board
                                  and Length of                Principal Occupation                Overseen by         Positions
     Name and Age                  Time Served                  During Past Five Years             Director(1)     Held by Director
------------------------           -----------    ---------------------------------------------  --------------    ----------------

Independent Directors

Conrad S. Ciccotello, 47.....     Class I Director  Tenured Associate Professor of Risk                    6         None
                                  since 2007        Management and Insurance, Robinson College of
                                                    Business, Georgia State University (faculty
                                                    member since 1999); Director of Graduate
                                                    Personal Financial Planning Programs; Editor,
                                                    "Financial Services Review," (an academic
                                                    journal dedicated to the study of individual
                                                    financial management); formerly, faculty member,
                                                    Pennsylvania State University (1997-1999).

                                      S-2

                                Position(s) Held                                                    Number of
                                  with Company,                                                   Portfolios in
                                 Term of Office                                                   Fund Complex        Other Board
                                  and Length of                Principal Occupation                Overseen by         Positions
     Name and Age                  Time Served                  During Past Five Years             Director(1)     Held by Director
------------------------           -----------    ---------------------------------------------  --------------    ----------------

Independent Directors
(continued)

John R. Graham, 62...........
                                 Class III         Executive-in-Residence and Professor of                6         Kansas State
                                 Director since    Finance, College of Business Administration,                     Bank
                                 2007              Kansas State University (has served as a
                                                   professor or adjunct professor since 1970);
                                                   Chairman of the Board, President and CEO,
                                                   Graham Capital Management, Inc., primarily
                                                   a real estate development and investment
                                                   company and a venture capital company; Owner
                                                   of Graham Ventures, a business services
                                                   and venture capital firm; formerly, CEO, Kansas
                                                   Farm Bureau Financial Services, including seven
                                                   affiliated insurance or financial service
                                                   companies (1979-2000).

Charles E. Heath, 65.........    Class II          Retired in 1999. Formerly, Chief Investment            6         None
                                 Director since    Officer, GE Capital's Employers Reinsurance
                                 2007              Corporation (1989-1999); Chartered Financial
                                                   Analyst ("CFA") designation since 1974.

 Interested Directors and
  Officers(2)

H. Kevin Birzer, 47..........    Class III         Managing Director of the Advisor since 2002;           6         None
                                 Director and      Partner, Fountain Capital Management
                                 Chairman of the   ("Fountain Capital") (1990-present); Vice
                                 Board since 2007  President, Corporate Finance Department,
                                                   Drexel Burnham Lambert (1986-1989); formerly,
                                                   Vice President, F. Martin Koenig & Co., an
                                                   investment management firm (1983-1986); CFA
                                                   designation since 1988.

Terry C. Matlack, 51.........    Class II          Managing Director of the Advisor since 2002;           6         None
                                 Director, Chief   Full-time Managing Director, Kansas City
                                 Financial         Equity Partners, L.C. ("KCEP") (2001-2002);
                                 Officer and       formerly, President, Green Street Capital, a
                                 Assistant         private investment firm (1998-2001); CFA
                                 Treasurer since   designation since 1985.
                                 2007

David J. Schulte, 46.........    President and     Managing Director of the Advisor since 2002;          N/A        None
                                 Chief Executive   Full-time Managing Director, KCEP
                                 Officer since     (1993-2002); CFA designation since 1992.
                                 2007

Zachary A. Hamel, 41.........    Senior Vice       Managing Director of the Advisor since 2002;          N/A        None
                                 President since   Partner, Fountain Capital (1997-present); CFA
                                 2007              designation since 1998.

Kenneth P. Malvey, 42 .......    Senior Vice       Managing Director of the Advisor since 2002;          N/A        None
                                 President and     Partner, Fountain Capital (2002-present);
                                 Treasurer since   formerly, Investment Risk Manager and member
                                 2007              of the Global Office of Investments, GE
                                                   Capital's Employers Reinsurance Corporation
                                                   (1996-2002);  CFA designation since 1996.
----------

(1)    This number includes Tortoise Energy Infrastructure  Corporation ("TYG"),
       Tortoise  Energy  Capital  Corporation  ("TYY"),  Tortoise North American
       Energy  Corporation  ("TYN"),   Tortoise  Capital  Resources  Corporation
       ("TTO"),  Tortoise Gas and Oil  Corporation  ("TGOC") and us. Our Advisor
       also serves as the investment advisor to TYG, TYY, TYN, TTO, and TGOC.

(2)    As a result of their  respective  positions  held with the Advisor or its affiliates,  these individuals are considered "interested persons" within the meaning of the 1940 Act.

     18.2.

     Not Applicable.

                                      S-3

     18.3.

     Not Applicable.

     18.4.

     Not Applicable.

     18.5.

Audit and Valuation Committee

     Our board of directors has a standing  Audit and Valuation  Committee  that consists of three  directors  of the Company  who are not  "interested  persons"
(within the meaning of the 1940 Act)  ("Independent  Directors").  The Audit and
Valuation  Committee's  function is to select an independent  registered  public accounting  firm to review our quarterly  financial  statements  and conduct the annual audit of our financial statements, review with the independent registered public  accounting  firm the  outline,  scope and results of this annual  audit, review the portfolio  company  valuations  proposed by our Advisor's  investment committee  and review the  performance  and  approval of all fees charged by the independent registered public accounting firm for audit, audit-related and other professional services. In addition, the Audit and Valuation Committee meets with the  independent  registered  public  accounting  firm  and  representatives  of management to review accounting  activities and areas of financial reporting and control.  For  purposes  of the  Sarbanes-Oxley  Act,  the Audit  and  Valuation
Committee  has at least one member who is deemed to be a financial  expert.  The
Audit  Committee  operates  under a  written  charter  approved  by the Board of
Directors.  The Audit and Valuation Committee meets  periodically,  as necessary and has held one meeting during fiscal 2007.  The Audit and Valuation  Committee members are Mr. Ciccotello (Chairman), Mr. Graham, and Mr. Heath.

Nominating and Governance Committee

     We have a  Nominating  and  Governance  Committee  (the  "Committee")  that consists  exclusively of three Independent  Directors.  The Committee's function is: (1) to identify  individuals  qualified to become Board members,  consistent with criteria  approved by the Board, and to recommend to the Board the director nominees for the next annual meeting of stockholders  and to fill any vacancies;
(2) to  monitor  the  structure  and  membership  of  Board  committees;  (3) to recommend to the Board director  nominees for each committee;  (4) review issues and  developments  related  to  corporate  governance  issues  and  develop  and recommend to the Board  corporate  governance  guidelines  and  procedures;  (5)
evaluate and make recommendations to the Board regarding director  compensation;
and (6) oversee the evaluation of the Board and  management.  The Committee will consider member  recommendations  for nominees for membership to the Board.  The members of the Committee are Conrad S. Ciccotello, John R. Graham (Chairman) and
Charles E. Heath. The Committee meets  periodically as necessary and has not yet held a meeting during fiscal 2007.

Compliance Committee

     We  have  a  Compliance   Committee  that  consists  exclusively  of  three
Independent  Directors.  The  Compliance  Committee's  function is to review and assess  management's  compliance  with  applicable  securities  laws,  rules and regulations,  monitor  compliance  with our Code of  Ethics,  and  handle  other matters  as the Board or  committee  chair  deems  appropriate.  The  Compliance
Committee members are Conrad S. Ciccotello,  John R. Graham and Charles E. Heath
(Chairman). The Compliance Committee meets periodically as necessary and has not yet held a meeting during fiscal 2007.

Executive Committee

     We have an Executive Committee that may perform certain duties delegated to it by the Board of  Directors  from time to time.  The members of the  Executive
Committee  are H. Kevin Birzer and Terry C.  Matlack.  The  Executive  Committee
meets  periodically  as necessary  and has not yet held a meeting  during fiscal
2007.

     18.6.

     Not Applicable.

                                      S-4

     18.7.

   The  following  table  sets  forth  the  dollar  range of  equity  securities beneficially  owned by each  member of our Board of  Directors  as of August 27,
2007.
                                                                            Aggregate Dollar Range of
                                                                            Equity Securities in All
                                          Aggregate Dollar Range of      Registered Investment Companies
                                       Company Securities Beneficially  Overseen by Director in Family of
Name of Director                            Owned by Director(1)             Investment Companies(2)
----------------                       -------------------------------  ---------------------------------
Independent Directors
Conrad S. Ciccotello.................              None                           Over $100,000
John R. Graham.......................              None                           Over $100,000
Charles E. Heath.....................              None                           Over $100,000
Interested Directors
H. Kevin Birzer......................        $10,001 - $50,000                    Over $100,000
Terry C. Matlack.....................        $10,001 - $50,000                    Over $100,000
------------

(1)     The  value  of the  securities  is  based  on the  most  recent  private placement sale price of our Units.  All securities are owned  indirectly through Tortoise Total Return Seed Corp.

(2)     Includes TYG,  TYY, TYN, TTO, TGOC and us.  Amounts based on the closing price  of the  common  shares  of TYG,  TYY,  TYN and TTO on the NYSE on
        August 27, 2007, and the most recent private placement sale price of our
        Units and the common shares of TGOC.

     18.8.

     Not Applicable.

     18.9.

     Not Applicable.

     18.10.

     Not Applicable.

     18.11.

     Not Applicable.

     18.12.

     Not Applicable.

     18.13.

     Our directors and officers who are interested  persons receive no salary or fees from us. Each  Independent  Director  receives from us a fee of $2,000 (and reimbursement  for related  expenses) for each meeting of the Board or Audit and
Valuation  Committee  he or she  attends  in person (or $1,000 for each Board or
Audit and Valuation Committee meeting attended telephonically, or for each Audit and Valuation  Committee meeting attended in person that is held on the same day as a Board  meeting).  Independent  Directors also receive $1,000 for each other committee  meeting  attended in person or  telephonically  (other than Audit and
Valuation Committee meetings).  It is anticipated that our Independent Directors will receive a retainer, to be established upon determination of the size of the
Fund, for their service on our Board of Directors. We have not yet completed our first  fiscal year,  but it is not  anticipated  that any director  will receive compensation from us in excess of $60,000 for the current fiscal year.

     18.14.

     Not Applicable.

     18.15.

                                      S-5

     We,  along with the  Advisor,  are  required  to  maintain a code of ethics pursuant  to Rule  17j-1  under  the 1940 Act that  establishes  procedures  for personal  investments and restricts  certain personal  securities  transactions.
Personnel  subject  to the code of ethics  may  invest in  securities  for their personal investment accounts, including securities that may be purchased or held by us, so long as such  investments  are made in accordance  with the applicable code of ethics.  These codes of ethics can be  reviewed  and copied at the SEC's
Public  Reference Room in Washington,  D.C.  Information on the operation of the
Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  The codes of ethics is also  available on the EDGAR  Database on the SEC's  Internet site at  http://www.sec.gov,  by electronic request,  after paying a duplicating fee, at the  following  e-mail  address:  publicinfo@sec.gov,  or by writing the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

   18.16

     We,  along  with the  Advisor,  have  adopted  proxy  voting  policies  and procedures ("Proxy Policy"),  that we believe are reasonably  designed to ensure that  proxies  are voted in our best  interests  and the best  interests  of our members.  Subject  to its  oversight,  the  Board  of  Directors  has  delegated responsibility for implementing the Proxy Policy to our Advisor.

     In the event  requests for proxies are received  with respect to the voting of equity  securities,  on routine  matters,  such as election of  directors  or approval of auditors,  the proxies usually will be voted with management  unless the Advisor  determines  it has a conflict or the Advisor  determines  there are other  reasons not to vote with  management.  On  non-routine  matters,  such as amendments to governing  instruments,  proposals  relating to  compensation  and stock option and equity compensation plans,  corporate  governance proposals and stockholder  proposals,  the Advisor will vote, or abstain from voting if deemed appropriate,  on a case by case basis in a manner it  believes to be in the best economic  interest of our  stockholders.  In the event  requests for proxies are received  with  respect to debt  securities,  the Advisor will vote on a case by case basis in a manner it  believes to be in the best  economic  interest of our members.

     Our Chief  Executive  Officer is responsible for monitoring our actions and ensuring that (i) proxies are received and forwarded to the appropriate decision makers,  and (ii)  proxies are voted in a timely  manner upon  receipt of voting instructions.  We are not responsible for voting proxies we do not receive,  but will make  reasonable  efforts to obtain missing  proxies.  Our Chief  Executive
Officer will implement procedures to identify and monitor potential conflicts of interest that could affect the proxy voting  process,  including (i) significant client relationships,  (ii) other potential material business relationships, and
(iii) material personal and family relationships.  All decisions regarding proxy voting will be  determined  by the  Advisor's  investment  committee and will be executed  by our  Chief  Executive  Officer  or,  if  the  proxy  may  be  voted electronically,  electronically  voted by the  Chief  Executive  Officer  or his designee. Every effort will be made to consult with the portfolio manager and/or analyst covering the security.  We may determine not to vote a particular proxy, if the costs and burdens  exceed the benefits of voting (e.g.,  when  securities are subject to loan or to share blocking restrictions).

     If a request for proxy presents a conflict of interest  between our members on one hand,  and the Advisor,  the principal  underwriters,  or any  affiliated persons  of ours,  on the  other  hand,  our  management  may (i)  disclose  the potential  conflict  to the  Board of  Directors  and  obtain  consent,  or (ii)
establish an ethical  wall or other  informational  barrier  between the persons involved in the conflict and the persons making the voting decisions.

     Information  regarding  how we  voted  proxies  for  the  period  from  our commencement of operations through June 30, 2007, is available without charge by calling us at (913) 981-1020 or toll-free at (866) 362-9331. You also may access this information on the SEC's website at http://www.sec.gov.

                                      S-6

ITEM 19.   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     19.1, 19.2 & 19.3

     The following  table sets forth certain  beneficial  ownership  information with respect to our common  shares as of August 27, 2007,  for those persons who directly or indirectly  own,  control or hold with the power to vote, 5% or more of our common  shares  and all our  executive  officers  and  directors  and the managing directors of our Advisor, as a group. The only beneficial owner of more than 5% of our common shares is Hallmark  Cards,  Incorporated  Master Trust,  a trust that  beneficially  owns 99.2% of our voting  Units.  Except as  otherwise noted,  the address  for all  stockholders  in the table  below is c/o  Tortoise
Capital  Advisors,  10801 Mastin  Boulevard,  Suite 222,  Overland Park,  Kansas
66210.
                                                                                  Percentage of
Name                                                             Units                Units
                                                                 Owned           Outstanding (1)
Beneficial Owners of more than 5%
Hallmark Cards, Incorporated Master Trust(2)..................  20,000                99.2%

Directors and Executive Officers:
Interested Directors
H. Kevin Birzer(3)............................................   170                    *
Terry Matlack(3)..............................................   170                    *
Independent Directors
Conrad S. Ciccotello..........................................    0                     0
John R. Graham................................................    0                     0
Charles E. Heath..............................................    0                     0
Executive Officers
David J. Schulte(3)...........................................   170                    *
Zachary A. Hamel..............................................    0                     0
Kenneth P. Malvey.............................................    0                     0

Directors and Executive Officers as a Group (8 persons).......   170                    *

*     Less than 1%.

(1)  Based on 20,170 Units outstanding.

(2)  State  Street  Bank  and  Trust  Company,   One  Lincoln  Street,   Boston,
     Massachusetts  02111 is the  Trustee  of the  Hallmark  Cards, Incorporated
     Master Trust.

(3)  Tortoise Total Return Seed Corp. owns 170 of our outstanding Units. Each of
     Messrs.  Birzer,  Matlack and  Schulte  own an  interest in Tortoise  Total
     Return Seed Corp.  and  disclaim  ownership  of these  Units  except to the extent of his pecuniary interest therein.

ITEM 20.   INVESTMENT ADVISORY AND OTHER SERVICES

     20.1 & 20.2

     The Advisor is located at 10801 Mastin Boulevard, Suite 222, Overland Park,
Kansas 66210.  The Advisor  specializes in managing  portfolios of securities of
MLPs and other energy companies. The Advisor's investment committee is comprised of five portfolio managers with approximately 100 years of aggregate experience.
The Advisor was formed in October 2002 to provide portfolio  management services to institutional and high net worth investors seeking professional management of their MLP investments.  The Advisor has been managing  investments in portfolios of securities  of MLPs since that time.  The Advisor also manages TYG, TYY, TYN,
TTO  and  TGOC,  each  of  which  are  non-diversified,   closed-end  management
investment companies.  TYG is publicly traded and focused primarily on investing in MLPs in the midstream  segment of the energy  infrastructure  sector.  TYY is publicly  traded and focused  primarily on  investing  in MLPs in the  midstream segment of the energy infrastructure  sector. TYN is publicly traded and focused primarily on investing in publicly traded Canadian  upstream  royalty trusts and midstream and downstream  income trusts,  and publicly  traded U.S. MLPs. TTO is publicly  traded and focused  primarily on  investments  in  privately  held and micro-cap public companies  operating in the midstream and downstream  segments, and to a lesser extent the upstream segment, of the U.S. energy sector, that has elected to be regulated as a BDC under the 1940 Act. TGOC is privately  held and focused  primarily on investing in privately held companies and publicly  traded
MLPs operating in the upstream,  and to a lesser extent the midstream,  segments of the energy sector.

                                      S-7

As of May 31, 2007 (except as noted below),  the Advisor had client assets under management as set forth in the table below.

                                                Inception                                              Total Assets
       Company Name          Ticker/Private       Date                 Targeted Investments            ($ in millions)
       ------------          --------------       ----                 --------------------            ---------------
Tortoise Energy
Infrastructure                                               U.S. Energy Infrastructure - Primarily
Corporation...........      NYSE: TYG         Feb. 2004      Midstream MLPs                                $1,393.6

Tortoise Energy Capital                                      U.S. Energy Infrastructure - Primarily
Corporation...........      NYSE: TYY         May 2005       Midstream MLPs                                  $985.5

Tortoise North American                                      Canadian and U.S. Energy - Midstream,
Energy Corporation....      NYSE: TYN         Oct. 2005      Downstream and Upstream Companies               $194.5

Tortoise Capital                                             Privately held and Micro-Cap U.S.
Resources                                                    Energy - Midstream, Downstream and
Corporation...........      NYSE: TTO         Dec. 2005      Upstream Companies                              $130.9

Tortoise Total Return                                        U.S. Energy Infrastructure - Primarily
Fund, LLC.............      Private           June 2007      Midstream MLPs                                $20.2(1)

Tortoise Gas                                                 Privately held and Publicly traded U.S.
and Oil                                                      Energy - Upstream and Midstream
Corporation...........      Private           July 2007      Companies                                     $77.8(2)

Separately Managed                                           U.S. Energy Infrastructure  -
Accounts..............      Private           Nov. 2002      Primarily  Midstream MLPs                       $243.1

----------------------------------------------

1 Tortoise Total Return Fund, LLC commenced  operations on June 29, 2007 and the amount shown above is as of that date.
2 Tortoise  Gas and Oil Corp.  closed its initial  offering on July 19, 2007 and the amount shown above is as of that date.

     Fountain  Capital  and  KCEP  control  the  Advisor  through  their  equity ownership and management rights in the Advisor.  Each of Messrs.  Birzer, Hamel,
Malvey,  Matlack and  Schulte own an equity  interest in either KCEP or Fountain
Capital.  Fountain  Capital  was  formed  in 1990 and is  focused  primarily  on providing  investment advisory services to institutional  investors with respect to below investment grade debt.  Fountain Capital had approximately $1.9 billion of client assets under  management  as of July 31, 2007, of which  approximately
$269  million was in energy  industry  investments.  KCEP was formed in 1993 and until recently, managed KCEP II, a private equity fund with committed capital of
$55 million  invested in a variety of companies in diverse  industries.  KCEP II wound up its operations in late 2006, has no remaining portfolio investments and has  distributed  proceeds to its partners.  KCEP I, a start-up and  early-stage venture  capital  fund  launched in 1994 and  previously  managed by KCEP,  also recently completed the process of winding down. As a part of that process,  KCEP
I entered into a consensual order of receivership,  which was necessary to allow
KCEP I to distribute  its remaining  $1.3 million of assets to creditors and the
SBA. The consensual order  acknowledged a capital  impairment  condition and the resulting  nonperformance by KCEP I of its agreement with the SBA, both of which were violations of the provisions requiring repayment of capital under the Small
Business Investment Act of 1958 and the regulations thereunder.

     Pursuant to an investment advisory agreement,  the Advisor provides us with investment  research  and advice and  furnishes  us with an  investment  program
consistent  with  our  investment   objective  and  policies,   subject  to  the
supervision of the Board of Directors.  The Advisor  determines  which portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio  securities,  selects  brokers or dealers to place those  orders,  maintains  books and  records  with  respect  to our  securities transactions and reports to the Board of Directors on the Fund's investments and performance.  A  discussion  regarding  the basis  for the  Board of  Directors'
approval  of  the  investment  advisory  agreement  will  be  available  in  our semi-annual report for the period ending June 30, 2007.

     The Advisor has 25 full-time  employees.  To the extent that the  Advisor's assets  under  management  continue  to  grow,  the  Advisor  may  have  to hire additional  personnel  and  to  the  extent  it  is  unable  to  hire  qualified individuals, its operations may be adversely affected.

     Under  our  investment  advisory  agreement,  we  will  pay to the  Advisor quarterly,  as compensation  for the services  rendered by it, a fee equal on an annual basis to 1.3% of our average  monthly Managed  Assets.  "Managed  Assets"
means our total assets  (including any assets  attributable to any leverage that may be outstanding)  minus the sum of accrued  liabilities  other than: (i) debt entered  into

                                      S-8

for purposes of leverage;  and (ii) the aggregate liquidation  preference of any outstanding preferred  securities.  Because the fee to be paid to the Advisor is determined  on the  basis of our  Managed  Assets,  the  Advisor's  interest  in determining  whether to use leverage  will  conflict  with the  interests of our members,  who will bear the costs of our leverage.  Our average  monthly Managed
Assets are  determined  for the purpose of  calculating  the  management  fee by taking the  average of the monthly  determinations  of Managed  Assets  during a given calendar  quarter.  The fees are payable for each calendar  quarter within five days after the end of that  quarter.  We have not yet  completed  our first fiscal year,  but as of August 27,  2007,  we have not paid the Advisor any fees under the investment advisory agreement.

     We have also  entered  into an  expense  reimbursement  agreement  with the
Advisor  pursuant to which we will  reimburse  the Advisor over time as we reach
certain   aggregate   subscription   proceeds  or  time   thresholds,   for  our
organizational expenses incurred by the Advisor prior to our commencement of our operations.  In no event will the amount of expenses  reimbursed on a particular reimbursement date exceed one percent of the aggregate  subscription proceeds we have  received as of the date of the  reimbursement.  The expense  reimbursement agreement  terminates  upon the  earlier of two years from our  commencement  of operations or the date on which the Advisor has been reimbursed for all of these expenses.

     20.3

     Not Applicable.

     20.4

     Not Applicable.

     20.5

     Not Applicable.

     20.6

     U.S. Bank, N.A. serves as our custodian. We pay the custodian a monthly fee computed at an annual rate of 0.004% of our portfolio assets.

     20.7

     Independent Registered Public Accounting Firm

     Ernst & Young LLP, 1200 Main Street, Kansas City, Missouri 64105, serves as our  independent  registered  public  accounting  firm.  Ernst & Young  LLP will provide audit and audit-related  services, tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

     20.8

     Not Applicable.

ITEM 21.   PORTFOLIO MANAGERS

     21.1

     Management  of  our  portfolio  is  the  responsibility  of  our  Advisor's investment  committee.  Our Advisor's  investment  committee is comprised of its five Managing Directors:  H. Kevin Birzer,  Zachary A. Hamel, Kenneth P. Malvey,
Terry C. Matlack and David J.  Schulte.  All  decisions to invest in a portfolio company must be approved by the unanimous  decision of our Advisor's  investment committee and any one member of our Advisor's  investment  committee can require our Advisor to sell a security.

                                      S-9

     The following table provides  information  about the other accounts managed on a day-to-day basis by each member of our Advisor's investment committee as of
July 31, 2007:

                                                                              Number of
                                                               Total          Accounts         Total Assets
                                                               Total          Paying a     of Accounts Paying a
                                              Number of      Assets of       Performance       Performance
Name of Manager                                Accounts       Account            Fee               Fee
---------------                               ----------     ---------       -----------  --------------------
H. Kevin Birzer
   Registered investment companies ........        4      $2,711,379,809          0            $-
   Other pooled investment vehicles .......        5      $  247,018,064          1            $154,229,862
   Other accounts .........................      196      $2,047,865,766          0            $-
Zachary A. Hamel
   Registered investment companies ........        4      $2,711,379,809          0            $-
   Other pooled investment vehicles .......        5      $  247,018,064          1            $154,229,862
   Other accounts .........................      196      $2,047,865,766          0            $-
Kenneth P. Malvey
   Registered investment companies ........        4      $2,711,379,809          0            $-
   Other pooled investment vehicles .......        5      $  247,018,064          1            $154,229,862
   Other accounts .........................      196      $2,047,865,766          0            $-
Terry C. Matlack
   Registered investment companies ........        4      $2,711,379,809          0            $-
   Other pooled investment vehicles .......        1      $  154,229,862          1            $154,229,862
   Other accounts .........................      176      $  243,160,158          0            $-
David J. Schulte
   Registered investment companies ........        4      $2,711,379,809          0            $-
   Other pooled investment vehicles .......        1      $  154,229,862          1            $154,229,862
   Other accounts .........................      176      $  243,160,158          0            $-

   21.2

   Messrs.  Birzer,  Hamel,  Malvey,  Matlack and  Schulte  will not receive any direct  compensation  from us or any other of the managed accounts  reflected in the table  above.  All such  accounts  are  managed by our  Advisor or  Fountain
Capital.  All  members  of our  Advisor's  investment  committee  are  full-time employees  of our  Advisor  and  receive a fixed  salary for the  services  they provide.  Each of Messrs.  Birzer,  Hamel,  Malvey,  Matlack  and Schulte own an
equity  interest in either  KCEP or  Fountain  Capital,  the two  entities  that control our Advisor,  and each thus benefits from increases in the net income of our Advisor.

   21.3

   The following  table sets forth the dollar range of equity  securities of the
Company  beneficially owned by each member of our Advisor's investment committee as of August 27, 2007.  The value of the  securities is based on the most recent private placement sale price of our securities.

                                                      Aggregate Dollar Range
                                                      of Company Securities
Name                                            Beneficially Owned by Manager(1)
----                                            --------------------------------
H. Kevin Birzer...............................            $10,001-50,000
Zachary A. Hamel..............................                 None
Kenneth P. Malvey.............................                 None
Terry C. Matlack..............................            $10,001-50,000
David J. Schulte..............................              $1-$10,000
-------------------------

(1)  The value of the securities is based on the most recent  private  placement sale  price of our  Units.  All  securities  are owned  indirectly  through
     Tortoise Total Return Seed Corp.

                                      S-10

ITEM 22.   BROKERAGE ALLOCATION AND OTHER PRACTICES

    22.1

    Subject to policies  established by our Advisor and approved by our Board of
Directors,  we do not  expect to execute  transactions  through  any  particular broker or dealer, but we will seek to obtain the best net results for us, taking
into  account  such  factors  as  price  (including  the  applicable   brokerage
commission  or  dealer  spread),  size of order,  difficulty  of  execution  and operational  facilities of the firm and the firm's risk and skill in positioning blocks of securities.  While we will generally seek reasonably competitive trade execution  costs,  we will not  necessarily  pay the lowest spread or commission available.  Subject to  applicable  legal  requirements,  we may select a broker based  partly on brokerage  or research  services  provided to us. In return for such services, we may pay a higher commission than other brokers would charge if our Advisor  determines  in good faith that such  commission  is  reasonable  in relation to the services  provided.  We have not yet  completed our first fiscal year, but as of August 27, 2007 had paid $5,541 in brokerage commissions.

    22.2

    Not Applicable.

    22.3

    See response to 22.1.

    22.4 & 22.5

    Not Applicable.

ITEM 23.   TAX STATUS

General Considerations

     The following  discussion  of federal  income tax matters is based upon the
Code, the regulations  promulgated or proposed  thereunder,  the position of the
Service set forth in its published revenue rulings, revenue procedures and other announcements  and court decisions as in effect on the date of this Registration
Statement.  No assurance can be given that future  legislative or administrative actions or court  decisions  will not  result in changes in the law which  would result  in  significant  modification  to the  following  discussion.  Any  such legislative or administrative action or decision may or may not be retroactively applied with respect to  transactions  completed  prior to the effective date of such action.

     There is  uncertainty  concerning  certain  of the tax  aspects  of limited liability  companies taxed as partnerships for federal income tax purposes,  and the applicable rules,  regulations,  and  interpretations in this area are under continuing review by the Internal Revenue Service (the "Service").  Further, the
availability  and amount of deductions taken by the Company will depend not only upon the  general  legal  principles  described  below,  but also  upon  various determinations relating to particular transactions that are subject to potential controversy on factual or other grounds.  There can be no assurance that some of the  deductions  claimed by the Company or the  allocations  of items of income, gain,  loss,  deduction,  and credit among the members will not be challenged by the Service.  Final  disallowance  of such deductions or  reallocations  of such items could adversely affect the members.

     This analysis is not intended as a substitute for careful tax planning, and prospective investors are urged to consult their own tax advisors, attorneys, or accountants  with  specific  reference to their own tax  situation and potential changes in the applicable law.

Classification as a Partnership

     The federal income tax treatment of the Company's taxable income, expenses, gains and losses depends on the Company's  classification for federal income tax purposes.  The Company can be classified as either an  association  taxable as a corporation or as a partnership for federal income tax purposes.  It is intended that the Company will be  classified as a  partnership,  but the Company has not and will not request a ruling from the  Service  that it will be so  classified, nor has the Company  sought an opinion from legal counsel that it is more likely than not that the Company will be classified as a partnership.

     Under the Treasury Regulation entity classification provisions,  except for certain  specified  types of entities  (which  entities do not include a limited liability  company formed under Delaware law, such as the Company) which must be treated as corporations for federal

                                      S-11

income  tax  purposes,  business  organizations  owned by more  than one  person generally are treated as a partnership  for federal income tax purposes,  unless the  entity  affirmatively  elects to be treated as a  corporation  for  federal income tax  purposes.  The  Company  does not intend to elect to be treated as a corporation for federal income tax purposes.

      Code Section 7704(a) provides that a publicly traded partnership generally is treated as a corporation for federal income tax purposes, irrespective of the application of the  classification  rules  discussed  above.  A publicly  traded partnership  is  defined  as  any  partnership  if (1)  the  interests  in  such partnership are traded on an established  securities market or (2) the interests in  such  partnership  are  readily  tradable  on a  secondary  market  (or  the substantial equivalent thereof). The Treasury Regulations promulgated under Code
Section  7704  provide  several  safe  harbors  against the  application  of the publicly traded partnership provisions. For example,  Regulation ss. 1.7704-1(h)
provides that interests in a partnership are not readily tradable on a secondary market  or the  substantial  equivalent  thereof  if (1)  all  interests  in the partnership  were issued in a transaction that was not required to be registered under the 1933 Act, and (2) the partnership does not have more than 100 partners at any time during the taxable year of the partnership.

     Due to the  limitations  on  Unit  transfers  set  forth  in the  Company's
Operating  Agreement,  the Units  should not be readily  traded.  Based upon the transferability restrictions set forth in the Company's Operating Agreement, the
Company should not be a publicly traded  partnership  within the meaning of Code
Section  7704.  Accordingly,  the Company  believes that it will be treated as a partnership for federal income tax purposes.

     If the Company is  classified  as an  association  taxable as a corporation instead  of as a  partnership,  for any year,  the  Company  would be subject to federal  income tax on its taxable  income at rates up to 35% and any applicable state and local taxes;  distributions to investors would be taxable as dividends to the investors to the extent of current and  accumulated  earnings and profits of  the  Company  and  would  not be  deductible  by the  Company,  and  Company deductions,  if any,  would be allowed  only to the  Company,  rather than being passed through to the members.

     The  following  discussion  assumes  that the Company  will be treated as a partnership for federal income tax purposes.  Reference herein to a partner or a partnership  shall include  reference to a member of a limited liability company treated as a  partnership  for  federal  income  tax  purposes  and the  limited liability company, respectively.

Federal Income Taxation of the Fund and the Investors

     Generally.  If the Company is treated as a partnership  for federal  income tax  purposes,  then the  Company  will not be subject to  federal  income  tax.
Instead,  each  member  will be required to report on its income tax returns its allocable share of the Company's  ordinary income or loss, capital gain or loss, credits,  tax  preferences and other tax items for each of the Company tax years ending  within or with such  investor's  respective  tax year.  A portion of the
Company's  income,  gain, loss and deductions may be attributable to its sale of all or a portion of its investments,  which may be treated as ordinary income or
loss  or  capital  gain  or  loss   depending  on  the   particular   facts  and
circumstances.  Accordingly, a member will be subject to tax on its share of any
Company income,  whether or not any cash  distribution is made by the Company to
it.  Similarly,  an investor  generally may deduct on its individual  income tax returns its allocable share of the Company's  losses.  However,  such deductions are subject to the limitations described below under the subheading "Limitations
On Loss Deductions."

     Company  Taxable Year. The Company  intends to seek a calendar year end for federal income tax purposes.  Code Section 706(b)  provides that a partnership's taxable year shall be the same taxable  year, if any, as the taxable year of one or more of its partners  which in the aggregate have more than a 50% interest in the partnership's  profits and capital. If the partnership's taxable year is not determined under the preceding sentence, the partnership's taxable year shall be the  taxable  year of all of the  principal  partners.  For  these  purposes,  a principal  partner  is a partner  having a 5% or more  interest  in  partnership profits or capital. If the two preceding requirements do not establish a taxable year, Treasury Regulations require the partnership to use the taxable year which results in the least aggregate deferral of income to the partners.  Accordingly, the Company  may not be allowed to have a calendar  year and its tax year may be subject to change due to the nature of our  investors  or their  taxable  years.
However,  a partnership is allowed to have a tax year, which matches its natural business  year.  Although  the  Company's  circumstances  do not  match the safe harbors  for a natural  business  year,  the Company  believes  that its natural business year ends with respect to December,  since its primary investments will be in MLPs, which have December year ends.

     Treatment of Cash Distributions. Distributions of net cash flow (if any) or liquidation proceeds generally will not be taxable to the partners.  However, if the amount of cash distributions  (whether as a normal operating distribution or a distribution  in  liquidation  of all or part of the partner's  interest) to a partner exceeds the partner's basis in his partnership interest, then the excess is taxed to him as a gain on the sale or exchange of his partnership interest. A decrease in a partner's share of partnership  liabilities is treated for federal income tax  purposes  as a cash  distribution  to the  partner.  If such  deemed distribution exceeds the partner's basis in his partnership interest, the excess generally  is taxed to him as gain on the sale or  exchange  of his  partnership interest. In addition, in certain circumstances,  the distribution of marketable securities is treated as a distribution  of cash.  Interests in MLPs will likely be treated as  marketable  securities  for these  purposes.  Several  exceptions potentially  apply to the rules that  treat  marketable  securities  as cash for these  purposes,  some of which may be  applicable to the Company.  However,  no determination  may  be  made  as  to  whether

                                      S-12

the Company's  distributions  of marketable  securities would be treated as cash for these purposes.  If the cash  distribution  results in a shift of a member's share of the Company's direct or indirect interest in unrealized  receivables or appreciated  inventory  items,  the member and the  Company  may be  required to report income or loss on a deemed sale or exchange of their respective interests with  respect  to such  assets  and a portion  of the gain or loss that would be treated as capital gain or loss might be  recharacterized  as ordinary income or loss.

Limitations on Loss Deductions

     Basis.  A partner may not deduct on his income tax  returns  his  allocable share of the  partnership's  losses to the extent  that such  losses  exceed the partner's  "basis" in his partnership  interest.  Excess losses which may not be deducted as a result of this limitation are carried forward indefinitely and may be deducted to the extent that, at the end of any subsequent year, the partner's basis in his partnership interest exceeds zero.

     Generally,  a partner's "basis" in his partnership  interest is, initially, equal to the price paid for such  interest  plus his share of the  partnership's liabilities.  For this purpose, a partnership's share of partnership liabilities would include the partnership's share of liabilities of lower tier partnerships.
Such basis is increased by the partner's  allocable  share of the  partnership's taxable income and decreased (but not below zero) by his allocable  share of the partnership's  tax  losses  and by the  amount of any  distributions  of cash or property to him by the partnership.

     As  stated  above,  a  partner's  basis in his  partnership  interest  also includes  his share of  partnership  liabilities.  For  purposes of  determining basis, an increase in a partner's share of partnership liabilities is treated as a contribution of money by such partner to the partnership and a decrease in his share of partnership liabilities is treated as a distribution of money to him.

     "At Risk"  Limitation.  Code  Section 465 limits the amount of losses which certain  investors  may deduct from an  investment to the amount with respect to which  the  taxpayer  is  "at  risk"  for  such  activity.  Code  Section  465's limitations  only apply to individuals and C corporations in which five or fewer individuals own more than 50% of the stock of such corporation.  If a partner is subject to Section 465's  limitations,  such partner's  distributive  share of a partnership  loss is limited to the amount the partner is at risk under  Section
465's provisions.

     A  taxpayer  is at risk  for an  activity  to the  extent  of cash  and the adjusted basis of other property  contributed to such activity.  In addition,  a taxpayer generally is at risk for amounts borrowed for use in an activity to the extent the taxpayer is  personally  liable for the  repayment of the loan or has pledged property,  other than property used in such activity, as security to the extent of the net fair market value of the taxpayer's  interest in such property
(other  than for  amounts  borrowed  from any person who has an  interest in the activity  other than as a creditor  or from a person  related to someone  (other than the  taxpayer)  with an  interest in the  activity).  The amount at risk is increased  by the  amount of  partnership  income  and  reduced by the amount of partnership loss and distributions from the partnership to the taxpayer.  If the taxpayer's  loss is limited by the at risk  provisions,  the loss may be carried forward and deducted when the taxpayer's amount at risk increases.

     If, at the end of a taxable  year, a  taxpayer's  amount at risk is reduced below zero,  the  negative  amount must be  recaptured  by  including  it in the taxpayer's  gross  income to the extent of net losses  taken with respect to the activity.  The amount of recaptured  income can be carried  forward and deducted later when and to the extent the taxpayer's amount at risk is above zero.

     Limitations on Deductibility  of Passive Activity Losses.  Code Section 469
limits the ability of certain  investors to deduct  passive  activity  losses in excess of such  investor's  passive  activity  income in any  given  year.  Code
Section 469's limitations only apply to individuals,  estates,  trusts, personal service  corporations and C corporations in which five or fewer  individuals own more than 50% of the stock of such corporation.  In determining  whether five or fewer  individuals own more than 50% of a corporation,  the Code applies certain attribution  rules so that stock owned by a  corporation,  partnership  or trust might be reattributed proportionally to its respective shareholders, partners or beneficiaries.  Generally,  losses from passive  activities may be deducted only against  passive  activity  income,  and  may not be  used  against  non-passive activity  income  such as salary or  portfolio  income.  However,  if a taxpayer disposes  of all of his  interest  in a  passive  activity  in a  fully  taxable transaction,  the taxpayer is allowed to deduct any suspended  passive  activity losses attributable to such disposed activity.

     The Company  anticipates  that it will invest a substantial  portion of its assets in MLPs. With respect to an investor,  such  investor's  share of Company income,  gain,  deduction or loss attributable to the Company's  investment with respect  to MLPs will  likely be treated as a passive  activity.  Under  special passive activity loss rules,  the passive  activity loss  attributable to an MLP generally  may only be used to offset  passive  activity  income  from such MLP.
Accordingly,  an investor  may be unable to currently  deduct his  proportionate share of the Company's  loss  attributable  to the Company's  investment in MLPs generating  losses,  but the  investor  would be required to include  those with income.

                                      S-13

     Management Fees. The Company will incur management fees with respect to the investments  made by the Company.  Since the  management  fees are incurred with respect  to the  investment  in MLPs,  which  will  likely be treated as passive activities,  the  deduction  of  such  fees  likely  will  be  subject  to  such limitations.  Alternatively,  the  management  fees may be treated as deductions under section 212 for an individual,  which  deduction may be limited based upon the amount of the individual's adjusted gross income.

Allocation of Income and Losses

     According to Code Section 701, a partnership  under federal  income tax law is not itself subject to federal income taxation.  Instead, each of its partners must  report its  allocable  share of the  partnership  income and is liable for federal  income tax on such income in its individual or separate  capacity.  The character  of any  such  item  to a  partner  will  be the  same as it is to the partnership.  Thus,  each  partner  will be taxed on its  distributive  share of partnership  income  even  though  the  equivalent  amount  of  cash  may not be distributed to the partner.

     Code Section  704(a)  provides that a partner's  distributive  share of all income,  gain, loss,  deduction or credit shall be determined by the partnership agreement.  However,  Code Section 704(b) provides that if the allocation  under the  partnership  agreement  does not have  "substantial  economic  effect," the allocation shall be determined in accordance with the partner's "interest in the partnership." The Service has promulgated regulations  interpreting Code Section
704(b) (the "704(b)  Regulations") which set standards for ascertaining  whether allocations of partnership items have substantial economic effect.

     The 704(b) Regulations  contain a two-part test for determining  whether an allocation has substantial economic effect. First, it must be determined whether an allocation has economic effect.  If so, a second  determination  must then be made as to  whether  the  economic  effect  is  substantial.  Under  the  704(b)
Regulations,  allocations of partnership income, gain, loss, deduction or credit will have "economic effect" only if throughout the full term of the partnership:

                  (a) the  partnership  determines  and  maintains the partners'
         capital accounts in accordance with the 704(b) Regulations;

                  (b) upon the partnership's  liquidation (or the liquidation of a partner's interest in the partnership), liquidating distributions are required to be made in  accordance  with the positive  capital  account balances of the partners; and

                  (c)  any  partner  with  a  deficit  in  his  capital  account following the  liquidation of his interest in the  partnership  must be unconditionally  obligated to restore the amount of the deficit balance to the  partnership,  which  amount  shall be paid to  creditors of the partnership or  distributed to other partners in accordance  with their positive  capital account  balances (a "deficit  capital account makeup provision").

     If the partnership agreement does not provide for a deficit capital account makeup provision,  the 704(b)  Regulations  provide for an alternative  economic effect safe harbor. Under this alternative economic effect test,  allocations to a partner  will be  respected  even though the  partnership  agreement  does not impose a deficit capital account makeup provision if items (a) and (b) above are satisfied and the  partnership  agreement  contains a "qualified  income offset"
provision.  Under a  qualified  income  offset  provision,  a partner may not be allocated  losses or  deductions  which result in the partner  having a negative capital  account and, if such partner  unexpectedly  receives an  adjustment  or allocation  of  loss  or  deduction  or a  distribution  which  results  in,  or increases,  a deficit capital  account,  such partner will be allocated items of income and gain in an amount and manner  sufficient  to  eliminate  such deficit balance  as  quickly  as  possible.  If these  three  tests are  satisfied,  the allocation will be considered to have economic effect.

     Allocations  which do not otherwise  have  economic  effect under the rules stated  above  shall  nevertheless  have  economic  effect  if  the  partnership agreement  provides  for the same  results to the partners as would occur if the partnership  was  liquidated  as of the end of the  taxable  year and the  three requirements  first  listed  above  had been  satisfied  (the  "capital  account equivalence  test").  Consequently,  even  if  allocations  in  the  partnership agreement are eventually  determined not to have  substantial  economic  effect, such  allocations  will be deemed  to have  substantial  economic  effect if the capital account equivalence test is met.

         Under the 704(b)  Regulations  capital account  maintenance  rules, the partnership is to maintain a capital  account for each partner,  which generally is to be  increased  by (1) the amount of money and the fair market value of the property  contributed  by the partner,  and (2) the  allocations  of partnership income or gain (or items thereof),  and decreased by (3) the amount of money and the fair  market  value of  property  distributed  to the  partner,  and (4) the allocations of partnership deductions or losses (or items thereof).

         The second  determination  which must be made is whether  the  economic effect is "substantial."  The economic effect of an allocation is substantial if there is a reasonable  possibility that the allocation will affect substantially the  dollar  amounts  to be  received  by the  partners  from  the  partnership, independent of tax  consequences.  A shift in income tax  consequences  which is disproportionately  large in relation to the shift in economic consequences will result in an allocation  which does not have substantial

                                      S-14

economic   effect.   This   determination  is  made  at  the  beginning  of  the
partnership's  tax year when there must have been a strong  likelihood of such a disproportionate shift occurring.

         The  allocations  of losses or deductions to partners  attributable  to nonrecourse debt ("nonrecourse  allocations")  cannot have substantial  economic effect because the creditor,  rather than the partners,  bears the economic risk of such losses.  Therefore,  the 704(b)  Regulations  require  that  nonrecourse deductions  be  allocated  in  accordance  with the  partner's  interest  in the partnership.  The 704(b)  Regulations  provide the  following  safe harbor rule:
nonrecourse  allocations  are  deemed to be made in  accordance  with  partners'
interests in the partnership if (1) partners with deficit capital  accounts have an  unconditional  obligation to restore their  capital  account  deficit or (2)
agree to a qualified  income offset  provision,  and the following  criteria are satisfied:

                  (a) the  two  conditions  set out  above  with  regard  to the maintenance  of capital  accounts  and the  provision  for  liquidating distributions  in accordance with positive capital account balances are satisfied;

                  (b)  the  partnership   agreement  provides  that  nonrecourse
         allocations  are made in a manner that is  reasonably  consistent  with allocations  which  have  substantial  economic  effect  of some  other significant  partnership  item  attributable  to  partnership  property securing the nonrecourse liabilities;

                  (c)  the  partnership   agreement   contains  a  minimum  gain
         chargeback provision; and

                  (d)  all  other  material   allocations  and  capital  account
         adjustments   under  the  partnership   agreement  satisfy  the  704(b)
         regulation.

If an allocation  does not qualify under this safe harbor,  then the  allocation must be made in accordance with the partners' overall economic  interests in the partnership.

     Nonrecourse  allocations  are defined as the net  increase  in  partnership
"minimum  gain" for each  taxable  year,  reduced  (but not  below  zero) by the aggregate  distributions of proceeds of a nonrecourse  liability made during the year that are allocable to an increase in partnership minimum gain. Minimum gain is the  difference  between  the amount of a  nonrecourse  liability  securing a property  and the adjusted  basis of such  property.  A minimum gain  chargeback provision  generally  requires that in any year in which there is a net decrease in partnership minimum gain, each partner must be allocated items of partnership income and gain equal to that  partner's  share of the net  decrease  in minimum gain. The 704(b) Regulations also provide that a partner's share of minimum gain is treated as if the partner is  obligated to restore such amount to its capital account.  The 704(b)  Regulations  provide that debt held or  guaranteed  by any partner (or related party) will not be treated as nonrecourse debt. Accordingly, losses and deductions attributable to such debt must be allocated to the partner holding  or  guaranteeing  the debt (or held or  guaranteed  party).  Since  the
Company  will be  making  equity  investments  in MLPs,  which  are  treated  as partnerships  for federal  income tax  purposes,  these  non-recourse  liability provisions  could be applicable to the MLP's  liabilities and losses incurred by the MLPs.

     The Company's Operating Agreement generally provides for the maintenance of capital accounts in accordance with the requirements of the 704(b)  Regulations.
Liquidation proceeds are distributed in accordance with positive capital account balances and the Company's  Operating  Agreement generally limits the allocation of losses to the members to the extent of such members' positive capital account balances  (subject  to  the  application  of  the  nonrecourse  debt  allocation
provisions).   In  addition,   the   allocations   are   anticipated  to  affect
substantially  all the dollar  amounts to be received by the investors  from the
Company independent of income tax consequences.  Thus, the Company believes that the  allocations  under the Company's  Operating  Agreement  should  satisfy the requirements for substantial economic effect.

     The  Company  believes  that the  allocation  of income  and loss under the
Company's Operating  Agreement complies with the 704(b) Regulations,  subject to the  allocation  of  recognized  gain or loss to  Company  the  redemption  of a member's interest.  If its allocations do not have substantial  economic effect, the Service would apply the capital account  equivalence test, which the Company believes is the same allocation as under the substantial economic effect portion of the 704(b) Regulations.

     Adjustment  to  Capital  Accounts.  In order  to  comply  with  the  704(b)
Regulations,  the  Company's  Operating  Agreement  provides  that the partner's capital  accounts  will  be  adjusted  to  reflect  unrealized  appreciation  or diminution in the value of Company property (a  "Revaluation")  at the time of a capital  contribution  (other  than a de minimis  amount) or a  distribution  of property which results in a shift in the investors'  percentage interests in the
Company  or the  distribution  by the  Company  to a  partner  of more than a de minimis amount of property.

     Where a fair market value adjustment has been made, the capital accounts of the Company must be  maintained  on a book basis  instead of a tax basis.  Under such rules, allocations of items of income, gain, loss and depreciation are made on a book basis (i.e., on the basis of the adjusted  values).  The allocation of such items for tax  purposes  is based upon the book  allocation  of such items,

                                      S-15

adjusted to reflect the  difference in book and tax basis.  This could result in allocations of items of income,  gain, loss and deduction for federal income tax purposes among the members not being in accordance  with the general  allocation provisions.  In  addition,  an effect of this,  in part,  may be to  increase or decrease  the  capital  accounts  of certain  partners,  which  will  affect the distribution of liquidation proceeds among the partners.

     The Company may have to liquidate  certain of its  investments to allow the
Company the repurchase of Units, resulting in the recognition of taxable gain or loss. The Company's  Operating  Agreement  provides for a special allocation for federal  income tax purposes of the  recognized  gain or loss resulting from the sale of investments by the Company for Unit repurchase to the redeeming  member.
The Company will equitably take into account such gains or losses  recognized in allocating  other gain or loss  recognized  during such year with respect to the
Units not redeemed by the redeeming  member and the other members.  Although the
Company believes that such allocation  properly reflects the economics,  such an allocation may not follow all aspects of the 704(b)  regulations and the Service may challenge the allocation of such gain or loss among the members.

         Thus,  no  assurance  exists that the Service  will not  challenge  the allocations  provided in the Company's  Operating  Agreement on the grounds that they  lack  substantial  economic  effect  and are not in  accordance  with  the interests of the members in the  Company.  If such a challenge  was  successful, items of income,  gain,  loss and deduction of the Company would be  reallocated for federal income tax purposes to members in accordance with a determination of their  respective  interests  in  the  Company.  It  is  possible  that  such  a reallocation  would  be  less  favorable  to  certain  members,  resulting  in a reduction  in the amount of net loss or an  increase in the amount of net income allocated to such members.

Alternative Minimum Tax

     The Company's investments in MLPs may result in the members being allocated items of tax preference or other adjustments under the alternative  minimum tax, which may have an impact  on a  member's  potential  liability  for  alternative minimum tax.

Administrative Treatment of Partnership Tax Items

     The  Company's  income tax returns can be subject to audits by the Service.
Adjustments  resulting  from  such  audits  may  result  in  adjustments  to the partners' tax returns  related to the operations of the Company and/or audits of the partners'  returns.  Such an audit of a partner's tax return could result in adjustments  to the partner's  non-Company  taxable income or loss. In addition, since the Company  anticipates  investing in MLPs, an audit or adjustment to the taxable income of an MLP may result in an adjustment to the Company's tax return and, concomitantly, the member's' federal income tax returns.

     Audit  adjustments  to the tax  treatment of  partnership  items of income, gain, loss,  deduction,  and credit and related litigation are generally handled in a unified  partnership level proceeding  rather than in separate  proceedings with each member. The Service will deal with the Company's "tax matters partner"
(the "TMP") with respect to its tax matters.  The Company's  Operating Agreement designates the Company's TMP and the TMP has the power to represent all partners before the Service with respect to Company items.  Generally,  all partners will be  entitled to receive  notice  from the  Service of audits of a  partnership's returns and of the results thereof.

     The TMP  generally  will not be able to bind any  partner  to a  settlement agreement;  however, only one judicial proceeding to contest a partnership's tax adjustment will be permitted.  The TMP or certain  partners may institute such a proceeding.  All  partners  will be bound by a  decision  entered  in a judicial proceeding involving a partnership tax adjustment.

     Notwithstanding  the above,  the  Service may assess a  deficiency  without conducting an administrative proceeding at the limited partnership level against any partner whose treatment of an item on his individual  return is inconsistent with the  treatment  of that item on the  Company's  federal  income tax return,
unless  the  partner  files  a  statement  with  the  Service   identifying  the
inconsistency. In the event an item is treated inconsistently and a statement is not filed,  the Service may assess and collect the  additional  tax necessary to make the partner's treatment of the item consistent with the Company's treatment of the item.

Penalties

     Accuracy  Related  Penalties.  The Code  provides  for an accuracy  related penalty  equal to 20% of the portion of the  underpayment  to which such penalty
applies.   The  accuracy   related   penalty  applies  to  the  portion  of  any
understatement which is attributable to certain taxpayer actions,  including one or more of the following:  (i) negligence or disregard of rules and regulations;
(ii) any  substantial  understatement  of income tax;  or (iii) any  substantial valuation misstatement.  For this purpose,  "negligence" includes any failure to make a reasonable attempt to comply with the Code, and "disregard"  includes any careless,  reckless or intentional disregard.  A "substantial  understatement of income tax" exists for most  taxpayers if the amount of the  understatement  for any taxable  year exceeds the greater of (i) 10% of the tax required to be shown on the return or (ii) $5,000.  Corporations have a substantial

                                      S-16

understatement  if the  understatement  exceeds the lesser of (i) 10% of the tax required  to be  shown on the  return,  or,  if  greater,  $10,000  and (ii) $10 million.

     The  understatement  amount for  "substantial  understatement"  purposes is reduced  by the  portion  attributable  to  (i)  any  item  if  there  is or was substantial  authority  for  such  treatment,  or (ii) any  item  where  (a) the relevant  facts  are  adequately  disclosed  on the  return  and (b)  there is a reasonable  basis  for the tax  treatment  of such  item by the  taxpayer.  This reduction rule does not apply to any item attributable to a tax shelter.  A "tax
shelter"  means  a  partnership  or  other  entity,   any  investment   plan  or
arrangement,  or any other plan or arrangement, if a significant purpose of such partnership, entity, plan, or arrangement is the avoidance or evasion of federal income tax. As indicated  above, a taxpayer does not need to disclose a position on a return to avoid a penalty if the taxpayer  had  substantial  authority.  In
2007,  Congress amended the return preparer penalty  provisions so that a return preparer may be exposed to a penalty if the preparer does not reasonably believe that the  taxpayer's  position  was more likely than not to be  sustained on its merits. Accordingly, a conflict may exist between a taxpayer and its preparer as to an item  that may need to be  disclosed  in order  for such  person  to avoid potential  penalties.  The  Service  has  postponed  the  effective  date of the legislation to 2008.

     A substantial  valuation  misstatement  occurs if the value of any property
(or the  adjusted  basis)  is 200% or more of the  amount  determined  to be the proper  valuation or adjusted basis. The penalty doubles to 40% in the case of a gross  valuation  misstatement,  which  occurs if the  property's  valuation  is overstated by 400% or more. No penalty will be imposed  unless the  underpayment attributable to the substantial  valuation  misstatement exceeds $5,000 ($10,000 in the case of a C corporation).

     In addition,  in 2004 an accuracy  related penalty was enacted that applies to understatements  attributable to any "listed  transaction" or any "reportable
transaction"  with  a  significant  tax  avoidance   purpose.   Both  a  "listed
transaction"  and a  "reportable  transaction"  are defined by reference to Code
Section 6707A,  which in turn refers to the regulations under Code Section 6011.
The new penalty is generally 20% of the understatement if the taxpayer discloses such transaction, and 30% if the transaction is not disclosed.

     The  accuracy  related  penalty  for  listed  transactions  and  reportable transactions can be avoided with respect to any portion of the understatement if
(i)  it is  shown  there  was  a  reasonable  cause  for  that  portion  of  the understatement  and the taxpayer  acted in good faith,  (ii) the relevant  facts affecting the taxpayer's  treatment are adequately  disclosed in accordance with the regulations,  (iii) there is or was substantial authority for the taxpayer's treatment of the item, and (iv) the taxpayer  reasonably  believed the treatment of the item was more likely than not proper.

     The Company  currently  anticipates  that it will not be a "tax shelter" as defined under these accuracy  related  penalty rules.  In addition,  the Company currently  anticipates that its investments will not result in the Company being deemed  to  participate  in a  listed  transaction  or  reportable  transaction.
However,   these  rules  are  broad  and  highly   technical.   See  "Reportable
Transactions; Non-Deductible Interest", under this heading.

     Reportable Transactions;  Non Deductible Interest.  Entirely independent of the accuracy  related  penalties  described  above,  a new penalty is imposed on taxpayers who fail to disclose a reportable  transaction or listed  transaction.
The amount of the penalty is as  follows:  for  natural  persons,  $10,000 for a reportable  transaction  and  $100,000 for a listed  transaction;  for all other taxpayers,  $50,000  for a  reportable  transaction  and  $450,000  for a listed transaction.

     The IRS has  issued  regulations  that  identify  six  types of  reportable transactions:

         (i) listed  transactions,  which are (a) abusive  transactions that the
Service has identified by notice, regulation, or other published guidance or (b)
transactions  that are expected to obtain the same or substantially  similar tax consequences;

         (ii) confidential transactions,  which are transactions in which a paid advisor limits the  taxpayer's  disclosure of the tax treatment or tax structure of the transaction;

         (iii)  transactions  with  contractual  protection,  in  which  (a) the taxpayer's  fees are contingent on achieving the intended tax  consequences,  or
(b) the taxpayer has a right to a full or partial refund of fees if the expected tax consequences are not sustained;

         (iv) excessive loss  transactions,  which are transactions that (a) are not  included  in the "angel  list" of  acceptable  transactions  in Rev.  Proc.
2004-66, and (b) result in a deductible loss exceeding: $10 million for a single tax year (or $20  million in any  combination  of years),  if the  taxpayer is a corporation  or a  partnership  with only  corporate  partners;  $2 million in a single tax year (or $4 million in any combination of years),  if the taxpayer is a partnership,  S corporation,  individual or trust;  or $50,000 in a single tax year if the loss arises  from  certain  foreign  currency  transactions  and the taxpayer is an individual or trust; and

                                      S-17

          (v) transactions of interest,  which is a transaction that is the same as or substantially similar to one of the types of transactions that the Service has  identified  by notice,  regulation  or other form of written  guidance as a transaction of interest.

     Taxpayers,  including corporations, are also barred from deducting interest paid  or  accrued  on  any  underpayment  of  tax  that  is  attributable  to an understatement  arising  from  an  undisclosed  listed  transaction  or  from an undisclosed reportable transaction.

     Although the Company currently  anticipates that it will not participate in listed or reportable transactions,  the Company will comply with the laws in all respects  and will make such  filings  and  disclosures  as the  Company and its advisors determine are appropriate or required.

Federal Income Tax Considerations for Tax-Exempt Investors

     Taxation  of Income from  Company.  Employee  benefit  plans and most other tax-exempt  organizations,  including  individual  retirement accounts and other retirement plans, generally are exempt from federal income tax. However, certain of these  organizations are subject to federal income tax on unrelated  business taxable income ("UBTI").

     The Company  anticipates  that,  due to its  investments,  the Company will generate  income or loss which will be treated as UBTI under Code  sections  512 and 514. The  following  types of Company  income  likely will be  classified as
UBTI: (i) a member's  allocable share of taxable income or loss  attributable to
MLP investments reduced by the allocable share of Company operating and leverage expenses,  and (ii) gain or loss on the sale of investments which are treated as debt-financed  property.  The income or loss earned by the MLP's  likely will be largely  treated as UBTI. If the member's share of the Company's  income results in a loss from an  activity  subject  to UBTI,  such loss might be  utilized  to offset other UBTI or give rise to a net operating  loss. Such net operating loss may be available for use as a  carryforward  or a carryback,  depending upon the taxpayer's particular situation.

     Generally,  gain or loss  recognized on the sale of an asset is not treated as UBTI. However,  the portion of the gain or loss attributable to debt-financed property is treated as UBTI. The Company anticipates incurring debt to acquire a portion  of its  investments.  In  addition,  the MLPs will  incur debt in their operations.  The Service has indicated that, it believes in computing the amount of debt-financed  property with respect to a tax-exempt  entity's  interest in a partnership,  the tax-exempt organization must take into account the debt inside the partnership.  For these purposes,  the  determination of whether property is debt-financed  property  requires  taking  into  account  the debt  against  the property  throughout  the twelve  month period  preceding  the sale or exchange.
Thus, in computing the UBTI under the  debt-financed  property rules on the sale of an MLP interest by the Company, a tax-exempt  investor will have to take into account,  in additionto its own debt,  both (i) the debt incurred by the Company and (ii) the inside debt incurred by the MLP. The Company may have difficulty in determining  the amount of the debt incurred by the MLP in computing the portion of the  gain  or  loss  which  is  treated  as  gain  or  loss  attributable  to debt-financed property.

     Section 512 of the Code generally allows a deduction of $1,000 in computing the  amount  of UBTI  subject  to income  tax.  Thus,  if the  amount of UBTI is sufficient,  an otherwise tax-exempt entity may be subject to federal income tax on a portion of its share of the  Company's  income,  as well as state and local taxes. Accordingly,  tax-exempt investors,  including employee benefit plans and other tax-exempt organizations, should consult with their tax advisors regarding the potential implications of investing in the Company.

     Excess Business Holdings.  Private  foundations may be subject to an excise tax if the private  foundation has any excess  business  holdings.  Code Section
4943 generally imposes an excise tax on a private  foundation's  excess business holdings  in a business  enterprise  during a tax year.  For these  purposes,  a private  foundation's excess business holdings include certain business holdings of the foundation's  disqualified  persons,  which generally include substantial contributors,  foundation managers,  certain owners of substantial contributors,
certain   organizations  owned  by  disqualified  persons  and  certain  related foundations.

     Generally,  a business holding will not be excess unless more than 20% of a business  enterprise is owned,  although in certain  circumstances the ownership will not be excess unless more than 35% is owned.  These rules apply not only to the ownership of corporation stock, but also to interests in partnerships, joint ventures and trusts. The ownership percentage generally is determined based upon the  ownership  of  voting  stock  of  corporations  and  profits  interests  of partnerships.  In determining a private  foundation's or  disqualified  person's ownership,  the Code and regulations apply certain attribution rules,  including treating stock or other  interests  owned,  directly or indirectly,  by or for a corporation, partnership, estate or trust as owned proportionately by or for its shareholders,  partners or  beneficiaries.  However,  any interest in a business enterprise  owned  by a  corporation  that is  actively  engaged  in a trade  or business  generally  is not  deemed  constructively  owned by its  shareholders, unless the corporation is involved in certain prohibited transactions as defined in the regulations.  A corporation is not considered actively engaged in a trade or business if the assets used in the trade or business are  insubstantial  when compared  to its  passive  holdings  or the trade or  business is not a business enterprise because it is a functionally related business or derives at least 95%
of its gross income from passive sources, as discussed below.

                                      S-18

     The term  "business  enterprise"  is broadly  defined to include the active conduct of a trade or business, including any activity that is regularly carried on for the  production  of income from the sale of goods or the  performance  of services,  and  that  constitutes  an  unrelated  trade  or  business.  The term
"business   enterprise"  generally  does  not  include  a  functionally  related business,  a  program-related  investment or a trade or business at least 95% of the gross income of which is derived from passive sources,  including dividends, interest,  annuities,  royalties,  certain  rental  income,  gain or losses from sales,  exchanges or other disposition of non-inventory property and income from the sale of goods,  if the  seller  does not  manufacture,  produce,  physically receive or deliver,  negotiate  sales of, or keep  inventories in the goods.  In addition,  in at least one private letter  ruling,  the Service has ruled that a private  foundation's  investment in a general partnership  investing in limited partnerships  producing business income did not constitute a business enterprise because of the passive  nature of its  investment,  even though less than 95% of its income was derived from passive sources.

     With  respect to a private  foundation's  investment  in the  Company,  the
Company  likely will not  constitute a business  enterprise,  and,  thus, not be subject to the excess business  holding rules since 100% of its income should be derived from passive sources.  With respect to the Company's investment in MLPs, the members will be treated as owning a  proportionate  share of such respective
MLPs, based on their percentage ownership. A private foundation could be subject to the excess business  holdings excise tax if such MLP ownership by the private foundation and disqualified  persons with respect to the foundation  exceeds 20%
(or 35%, if applicable).  Even if the ownership exceeded the 20% (or 35%) level, a private  foundation could argue that the holding does not constitute an excess business holding, based on the above-described private letter ruling.

Tax Information

     Following the Company's  receipt of Schedule K-1s from its MLP investments, the Company  will  prepare its  partnership  tax return.  The Company  will then annually  provide  members with a Schedule K-1 which will include a breakdown by state to assist in any necessary state filings.  Additionally, if requested, the
Company will also provide the following information to respective members:

•    A member's  actual tax basis following the preparation of the Company's tax return and the member's Schedule K1s.

•    An estimate of a member's  tax basis  prior to  calculating  the actual tax basis. This estimate will be prepared on a best-efforts  basis and be based on the best available  information at the time; it may vary materially from a member's actual tax basis for the year.

•    Certain information to assist in reporting UBTI, including estimates of the percentage of  debt-financed  property.  The  calculation  of the Company's estimated  debt-financed  property  will be  complex  and based on the best available  information  to the Company.  There can be no assurance that the
     Company's calculations will be accepted by the Service.

     The Company will use its best efforts to provide members tax information in a timely manner.  However, the timing of the Company's  distribution of Schedule
K-1s and a member's  actual  year-end  tax basis will depend in part on when the
Company  receives  Schedule K-1s from MLPs. As such, the Company may not receive
Schedule K-1s from its MLP  investments in a sufficient  timely manner to enable the Company to prepare  the  members'  Schedule  K-1 in time for members to file their own tax returns without  requesting a filing extension from the Service or state or local  taxing  authorities.  Accordingly,  members  may be  required to obtain  extensions of time for filing their tax returns.  Members are encouraged to consult their tax advisors  concerning how such delayed  reporting may affect their individual tax situations.

Foreign Investors

     For purposes of this section,  the term "Foreign Investor" generally refers to a person, not otherwise carrying on a trade or business in the United States, that is a nonresident alien individual,  a corporation or partnership  organized under the laws of a foreign  country,  an estate not  subject  to United  States taxation on its worldwide  income, or a foreign trust (i.e., a trust with regard to which no United States  person has the  authority to control all  substantial decisions  and/or no United  States  court is  authorized  to  exercise  primary supervision).  To the  extent  that the  Company  is not  conducting  a trade or business, the Foreign Investors should not, solely, as a result of investment in the  Company,  be: (i)  considered  to be engaged  in a United  States  trade or business,  (ii) required to file United States  federal  income tax returns,  or
(iii)  subject  to United  States  federal  income  tax on gain from the sale of capital assets held by them directly or through their  interests in the Company.
However,  the business  activities of the MLPs that the Company will likely own, will  cause the  member to be treated as  conducting  a United  States  trade or business.  In such case, the Foreign Investor will have to report such income to the United States and pay a tax on such income as further discussed below.

     If the Company  does not have  effectively  connected  income,  the Company would be required to withhold  tax at a 30% rate from the gross amount of United
States-source  Company income allocated to a Foreign Investor to the extent such income  consists of

                                      S-19

dividends  or certain  types of  interest  or other  passive  income.  A Foreign
Investor that is eligible for a reduced rate of United States taxation  pursuant to a tax treaty may obtain a refund from the Service  with  respect to its share of any tax withheld.

     Notwithstanding  the foregoing,  a Foreign Investor's share of the net gain recognized  upon  disposition  by the Company of a United  States real  property interest  would  be  treated  for  federal  income  tax  purposes  as if it were effectively  connected with a United States trade or business.  In general,  the
Company would be required to withhold tax from allocations to Foreign  Investors of such net gain and each Foreign Investor would be required to report its share of such gain on a United States federal income tax return.  The withholding rate would be 35% for  Foreign  Investors  that are  individuals  and 35% for Foreign
Investors that are corporations. The term "United States real property interest"
generally would include: (i) shares of stock in a United States corporation that does not have a publicly traded class of stock outstanding if 50% or more of the value of the  corporation's  assets at any point  during the  preceding  5 years consisted of interests in United  States real  property and (ii) shares of stock in a  United  States  corporation  that  has a  publicly  traded  class of stock outstanding where (A) the corporation satisfies the real property ownership test described in clause (i),  above,  and (B) the Company held (directly or pursuant to  certain  attribution  rules)  more than 5% of the  outstanding  stock of any publicly traded class of shares or held shares of non-publicly traded stock with a fair market value greater than that of 5% of the publicly  traded class of the corporation's  stock  with the  lowest  fair  market  value.  While the  Company currently does not intend to acquire or dispose of assets that qualify as United
States  real  property  interests,  there  can be no  assurance  that  shares of portfolio company stock will not so qualify.

     If the  Company  were  determined  to be  engaged  in a trade or  business,
Foreign  Investors  generally  would be:  (i)  considered  to be  engaged in the conduct of a trade or  business  in the United  States,  (ii)  required  to file
United States  federal  income tax returns and pay United States  federal income tax at a rate up to the withholding rates described in the preceding  paragraph, and (iii) subject to United States federal income tax  withholding at such rates with respect to that portion of their shares of the  Company's  net income which is  considered  to be  effectively  connected  with such trade or  business.  In addition,  Foreign Investors that are corporations would be subject to a 30% tax on their "dividend  equivalent  amount" for purposes of the United States branch profits tax. Finally, under a ruling published by the Service, Foreign Investors could be subject to United  States  federal  income tax with respect to any gain recognized upon a sale or exchange of their  interests in the Company.  Withheld taxes may be applied by Foreign  Investors  against the tax  liability  shown on their  federal  income tax returns and refunds may be obtained  from the Service for any excess tax withheld.

Federal Estate Tax Considerations for Foreign Investors

     The applicability of United States federal estate tax to an interest in the
Company owned at the time of death by a Foreign Investor who is an individual is uncertain  under  current  law.  Accordingly,  a  Foreign  Investor  who  is  an
individual  may wish to  consider  holding  his or her  interest  in the Company through a non-United States corporation.

Federal Income Taxation of MLPs

     MLPs are similar to  corporations  in many respects,  but differ in others, especially  in the way they  are  taxed  for  federal  income  tax  purposes.  A corporation  is a distinct  legal  entity,  separate from its  shareholders  and employees and is treated as a separate entity for federal income tax purposes as well. Like individual taxpayers,  a corporation must pay a federal income tax on its  income.  To the  extent  the  corporation  distributes  its  income  to its shareholders in the form of dividends,  the  shareholders may pay federal income tax on the dividends  they receive.  For this reason,  it is said that corporate income is double-taxed, or taxed at two levels.

     An MLP,  if taxed as a  partnership,  is  treated  for  federal  income tax purposes  as a  pass-through  entity.  No  federal  income  tax is  paid  at the partnership  level.  A  partnership's  income  is  considered  earned by all the partners;  it is  allocated  among  all the  partners  in  proportion  to  their interests in the  partnership,  and each partner pays tax on his or her share of the partnership  income.  All the other items that go into  determining  taxable income and tax owed are passed  through to the partners as well - capital  gains and losses,  deductions,  credits,  etc.  Partnership  income is thus said to be single-taxed or taxed only at one level - that of the individual partner.

     The Code generally requires all publicly-traded  partnerships to be treated
as  a   corporation   for  federal   income  tax  purposes.   However,   if  the
publicly-traded partnership satisfies certain requirements,  the publicly-traded partnership  will be taxed as  partnership  for  federal  income  tax  purposes, referred to herein as an MLP. Under these requirements,  an MLP must receive 90%
of its income from specified sources as qualifying income.

     Qualifying income for MLPs includes interest, dividends, real estate rents, gain  from  the sale or  disposition  of real  property,  income  and gain  from commodities  or commodity  futures,  and income and gain from mineral or natural
resources   activities.   Mineral  or  natural  resources   activities   include
exploration,  development, production, mining, refining (including fertilizers), marketing and transportation  (including  pipelines),  of oil and gas, minerals, geothermal  energy,  or  timber.  This means that most MLPs today are in energy, timber, or real estate related (including mortgage securities) businesses.

                                      S-20

     Because the MLP itself does not pay tax, its income or loss is allocated to its members, irrespective of whether the investors receive any cash payment from the MLP.  MLPs  generally  make  quarterly  cash  distributions.  Although  they resemble corporate dividends,  MLP distributions are treated differently for tax purposes.  The MLP  distribution is treated as a return of capital to the extent of the investor's  basis in his MLP interest and, to the extent the distribution exceeds the investor's basis in the MLP,  capital gain. The investor's  original basis is the price paid for the units. The basis is adjusted downwards with each distribution and allocation of deductions (such as depreciation) and losses, and upwards with each allocation of income.

     It is  important  to note  that an MLP  investor  is taxed on his  share of partnership  income  whether  or not he  actually  receives  any  cash  from the partnership.  The tax is  based  not on  money  he  actually  receives,  but his proportionate share of what the partnership earns.  However, most MLPs make it a policy to make quarterly  distributions  to their partners that will comfortably exceed any tax owed.

     When the units are sold,  the  difference  between  the sales price and the investor's  adjusted basis equals the taxable gain or loss. The partner will not be taxed on  distributions  until (1) he sells his MLP units and pays tax on his gain,  which  gain  is  increased  due  to  the  basis  decrease  due  to  prior distributions; or (2) his basis reaches zero.

     Because  the  Company  intends to be treated as a  partnership  for federal income tax purposes,  the members will report the income or loss of the MLPs for which appropriate information shall be provided to the members by the Company.

State and Local Taxes

     In addition to federal income tax consequences,  prospective  investors may have state and local tax  consequences  with respect to their  investment in the
Company.  Since the MLPs in which the Company  invests  will  likely  operate in several states, the investor may have state and local tax reporting in any state in which these MLPs operate.  A prospective  investor is advised to consult with its own tax counsel as to the state and local tax  consequences.  Certain states may  require  withholding  of state  income tax with  respect to a member of the
Company or an investor in MLPs, even if there is no distribution of cash.

                                      S-21

ITEM 24.   FINANCIAL STATEMENTS

             Report of Independent Registered Public Accounting Firm

The Members and Board of Directors
   Tortoise Total Return Fund, LLC

We have audited the accompanying statement of assets and liabilities of Tortoise
Total Return Fund,  LLC (the  "Company"),  as of June 28, 2007,  and the related statement of operations for the period from May 17, 2007 (date of  organization)
through June 28, 2007. These financial  statements are the responsibility of the
Company's  management.  Our  responsibility  is to  express  an opinion on these financial statements based on our audit.

We conducted  our audit in accordance  with the standards of the Public  Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  We were not engaged to perform an audit of the Company's  internal  control over  financial  reporting.  Our audit included  consideration of internal control over financial  reporting as a basis for designing audit  procedures that are appropriate in the  circumstances,  but not for the  purpose  of  expressing  an  opinion  on the  effectiveness  of the
Company's internal control over financial reporting.  Accordingly, we express no such  opinion.  An audit also  includes  examining,  on a test  basis,  evidence supporting the amounts and  disclosures in the financial  statements,  assessing the accounting principles used and significant estimates made by management, and evaluating the overall  financial  statement  presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects, the financial position of Tortoise Total Return Fund, LLC at June 28, 2007,  and the results of its operations for the period from May 17,
2007 (date of  organization)  through June 28,  2007,  in  conformity  with U.S.
generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP

Kansas City, Missouri
August 22, 2007

                                      S-22

                         TORTOISE TOTAL RETURN FUND, LLC

                       Statement of Assets and Liabilities
                                  June 28, 2007

Assets:
Cash and cash equivalents                                                         $    170,000
Receivable for Adviser reimbursement                                                    22,701
Deferred offering costs                                                                 93,266
                                                                         ----------------------
   Total assets                                                                        285,967
                                                                         ----------------------

Liabilities:
Accrued offering costs                                                                  93,266
Payable for organization costs                                                          22,701
                                                                         ----------------------
   Total liabilities                                                                   115,967
                                                                         ----------------------

     Net assets applicable to members                                             $    170,000
                                                                         ======================

Net Assets Applicable to Members Consist of
Units, no par value; 170 units issued and outstanding (170 units
    authorized)                                                                   $    170,000
                                                                         ----------------------
     Net assets applicable to members                                             $    170,000
                                                                         ======================

Net Asset Value per unit outstanding (net assets applicable to units,
    divided by units outstanding)                                                 $   1,000.00
                                                                         ======================

    The accompanying notes are an integral part of the financial statements.

                                      S-23

                         TORTOISE TOTAL RETURN FUND, LLC

                             Statement of Operations
      Period from May 17, 2007 (date of organization) through June 28, 2007

Investment Income
                                                     $         -
                                                     -------------

Expenses:

    Organization costs                                    108,484
                                                     -------------
Total Expenses                                            108,484
                                                     -------------

    Less expense reimbursement by Adviser               (108,484)
                                                     -------------

Net Investment Income
                                                     $         -
                                                     =============

    The accompanying notes are an integral part of the financial statements.

                                      S-24

                         TORTOISE TOTAL RETURN FUND, LLC

                          Notes to Financial Statements
                                  June 28, 2007

1.   Organization

Tortoise Total Return Fund, LLC (the "Company"), organized as a Delaware limited liability  company on May 17, 2007, was created to provide an efficient  vehicle for institutions to gain exposure to the energy infrastructure sector, primarily publicly traded master limited  partnerships  (MLPs) and their  affiliates.  The
Company has had no operations other than the sale of 170 units for $170,000. The
Company is a non-diversified  closed-end management investment company under the
Investment  Company  Act  of  1940.  The  Company  intends  to be  treated  as a partnership  for federal  income tax  purposes.  The business and affairs of the
Company  are  managed by the Board of  Directors,  a  majority  of which are not interested persons of the Advisor or its affiliates.

2.   Significant Accounting Policies

The  following  is a listing of the  significant  accounting  policies  that the
Company will implement upon the commencement of its operations:

A. Use of Estimates - The preparation of financial statements in conformity with
U.S.  generally  accepted  accounting  principles  requires  management  to make estimates  and  assumptions  that  affect  the  reported  amount of  assets  and liabilities  and disclosure of contingent  assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment  Valuation - The Company intends to own securities that are listed on a securities exchange.  The Company will value those securities at their last sale price on that exchange on the valuation  date. If the security is listed on more than one exchange,  the Company will use the price of that exchange that it generally  considers  to be the  principal  exchange  on which the  security  is traded.  Securities listed on the NASDAQ Stock Market,  Inc.  ("NASDAQ") will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale  price.  If there has been no sale on such  exchange  or NASDAQ on such day, the  security  will be valued at the mean between bid and ask price on such day. If events occur that will affect the value of the Company's  portfolio securities  before  the net asset  value  has been  calculated  (a  "significant event"),  the portfolio  securities so affected will generally be priced using a fair value procedure.

The  Company  also  intends  to  invest  in  restricted  securities.  Restricted securities are subject to statutory or contractual  restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the
Company's ability to dispose of them.  Investments in restricted  securities and other securities for which market  quotations are not readily  available will be valued in good  faith by using fair value  procedures  approved  by the Board of
Directors.  Such fair value procedures  consider factors such as securities with similar yields, quality, type of issue, coupon, and rating.

The Company  generally will value  short-term debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to  maturity  are  valued on the  basis of  amortized  cost,  which approximates market value.

C. Security  Transactions and Investment Income - Security  transactions will be accounted  for on the date the  securities  are  purchased or sold (trade date).
Realized gains and losses will be reported on an identified cost basis. Interest income, if any, will be recognized on the accrual basis,  including amortization of premiums and accretion of discounts. Dividend and distribution income will be recorded on the ex-dividend date.

Distributions  received from investments in master limited partnerships ("MLPs")
generally  will be comprised  of ordinary  income,  capital  gains and return of capital from the MLP.  Investment  income and return of capital will be recorded based on  estimates  made at the time  such  distributions  are  received.  Such estimates  will be based on historical  information  available from each MLP and other industry  sources.  These  estimates may  subsequently be revised based on information  received from MLPs after their tax reporting periods are concluded, as the actual  character  of these  distributions  is not known  until after the fiscal year-end of the Company.

D.  Distributions  to Members -  Initially,  the Company does not intend to make regular  distributions to its members.  Rather,  the Company intends to reinvest any  amounts  received  as cash or  paid-in-kind  distributions  from its equity investments  and interest  payments on debt  securities in  accordance  with its investment  objective.  The Board of  Directors  has the  ability to change this policy and may decide to pay distributions depending on market conditions.

E. Capital  Accounts and  Allocation  of Income,  Loss and Credits - The Company
will  maintain a separate  capital  account for each  member.  In  general,  the capital  account  of each  member  will be  increased  by the  amount  of  money contributed by the member to purchase units and by any income and gain allocated to the member. The capital account of each member will be reduced by any

                                      S-25

amounts of money  distributed  to the member  and by any loss  allocated  to the member.  We generally will allocate  income,  loss and credits to each member in accordance with its percentage interest. If applicable,  allocations for federal income tax  generally  are made to the  members so as to reflect  equitably  the amounts credited or debited to each member's capital account for the current and prior fiscal years. Any realized taxable gain or loss resulting from the sale of securities  to fund a unit  repurchase,  will be allocated  first to the members that redeemed all or a portion of their interest.

F. Unit Issuances and Redemptions - The number of units that will be issued will be determined by dividing the total  contribution  made by the member by the net asset value  ("NAV") per unit as determined at any time within two business days prior to the closing of such  issuance in  accordance  with Section 23(b) of the
1940 Act. At the discretion of the Board of Directors, liquidity may be provided to members through a tender offer process that could occur as often as quarterly or semi-annually,  subject to investment liquidity, the number of members of the
Company and other factors. Units will be repurchased at a price equal to the NAV per unit as of the close of the business day on the valuation date.  Repurchases of units from members may be paid, in the  discretion of the Board of Directors, in cash, or by the  distribution  of securities  in-kind,  or partly in cash and partly in-kind.  The Company generally does not expect to distribute  securities in-kind  except in the unlikely event that making a cash payment would result in a material  adverse effect on the Company or its members not tendering units for repurchase.  Any in-kind distribution of securities will be valued at fair value in accordance  with the terms of the Company's  Operating  Agreement and will be distributed to all tendering members on a proportional basis.

G. Federal,  State and Local  Taxation - The Company  intends to be treated as a partnership for federal income tax purposes, but it has not and will not request a ruling  from  the  Internal  Revenue  Service  ("Service")  that it will be so classified,  nor has it sought an  opinion  from legal  counsel  that it is more likely than not to be treated as a partnership.  If treated as a partnership for federal  income tax purposes,  the Company will not be subject to federal income tax. Instead, each investor will be required to report on its federal income tax returns its allocable share of the Company's  ordinary  income or loss,  capital gain or loss, credits,  tax preferences and other tax items for each tax year of the Company  ending within or with such  investor's tax year,  however  possibly subject to various limitations on the use of losses and deductions.  In addition to federal income tax consequences,  the Company may be subject to various state and  local  taxes  and  may  be  required  to  withhold  amounts  from  investor distributions  for purposes of satisfying state and local tax  obligations,  and investors  may have  state and  local tax  consequences  with  respect  to their investment.  Since the MLPs in which the company  invests will likely operate in several states,  an investor may have state and local tax reporting in any state in which these MLPs operate.

H.  Organization  Expenses and Offering Costs - The Company is  responsible  for paying  all  organizational  expenses  (subject  to  the  Expense  Reimbursement
Agreement  with  Tortoise  Capital  Advisors,  LLC as described in  "Agreements"
below) and  offering  costs.  Deferred  offering  costs will be  amortized as an expense on a  straight-line  basis over twelve months from the  commencement  of operations. Organizational expenses will be expensed as incurred.

I. Indemnifications - Under the Company's organizational documents, its officers and directors are  indemnified  against certain  liabilities  arising out of the performance of their duties to the Company. In addition, in the normal course of
business,   the  Company  may  enter  into   contracts   that  provide   general
indemnification  to other parties.  The Company's  maximum  exposure under these arrangements  is unknown as this would  involve  future  claims that may be made against the Company that have not yet occurred,  and may not occur. However, the
Company  has not had prior  claims or losses  pursuant  to these  contracts  and expects the risk of loss to be remote.

J. Recent Accounting Pronouncements -In September 2006, FASB issued Statement on
Financial  Accounting  Standards (SFAS) No. 157, "Fair Value Measurements." This
standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value, and requires  additional  disclosures  about fair value measurements. SFAS No. 157 applies to fair value measurements already required or  permitted  by existing  standards.  SFAS No. 157 is  effective  for financial  statements  issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS No. 157 is effective for the
Company in the year  beginning  December 1, 2007.  The  changes to current  U.S.
generally accepted accounting  principles from the application of this statement relate to the definition of fair value,  the methods used to measure fair value, and the  expanded  disclosures  about fair value  measurements.  The Company has recently begun to evaluate the  application  of the  statement,  and is not in a position at this time to evaluate the significance of its impact, if any, on the
Company's financial statements.

3.   Concentration of Risk

The Company's  investment  objective is to provide  members with a high level of long-term  total  return.  The Company  will invest at least 80 percent of total assets (including assets obtained through anticipated leverage) in securities of companies in the energy infrastructure  sector. The Company may invest up to 100 percent  of total  assets  in  restricted  securities  purchased  directly  from issuers.

                                      S-26

4.   Agreements

The Company has entered into an Investment  Advisory Agreement with the Adviser.
Under the terms of the  agreement,  the Company will pay the Adviser a fee equal to an annual rate of 1.30 percent of the Company's  average monthly total assets
(including  any  assets  attributable  to  leverage)  minus  the sum of  accrued liabilities  (other than debt  entered  into for  purposes  of leverage  and the aggregate liquidation  preference of outstanding preferred securities) ("Managed
Assets"),  in exchange  for the  investment  advisory  services  provided  (upon
Commencement  of Operations).  The management fee will be paid quarterly  within five days after the end of each calendar quarter.

Additionally,  the Company has entered into an Expense  Reimbursement  Agreement with the Adviser.  Under the terms of the agreement,  the Adviser shall bear all of the  organizational  expenses  ("Covered  Expenses") of the Company  incurred prior  to  its  commencement  of  operations  ("Commencement"),  subject  to the
Company's  obligation to reimburse the Adviser for such expenses as follows: (1)
in an amount equal to twenty-five  percent of Covered Expenses  incurred or paid by the Adviser  upon the earlier of six months  from  Commencement  or the first closing  date that the  aggregate  subscriptions  with  respect  to the  Company
(exclusive of seed capital  investments) equal or exceed $50,000,000;  (2) in an amount equal to twenty-five  percent of Covered Expenses incurred or paid by the
Adviser upon the earlier of twelve months from Commencement or the first closing date that such  subscriptions  equal or  exceed  $100,000,000;  (3) in an amount equal to twenty-five percent of Covered Expenses incurred or paid by the Adviser upon the earlier of eighteen months from  Commencement or the first closing date that such subscriptions equal or exceed $150,000,000; and (4) in an amount equal to twenty-five  percent of Covered Expenses incurred or paid by the Adviser upon the earlier of twenty-four  months from  Commencement  or the first closing date that such  subscriptions  equal or exceed  $200,000,000;  provided  that Covered
Expenses  reimbursed shall not exceed one percent of the aggregate  subscription proceeds  received by the Company as of the applicable  reimbursement  date. Any
Covered  Expenses  in  excess  of such  one  percent  limit  as of a  particular reimbursement date shall be reimbursed at the next successive reimbursement date during  the term of the  agreement,  at which the  aggregate  amount of  Covered
Expenses  payable  on such date does not  exceed  one  percent  of the amount of aggregate  subscriptions  received as of such  reimbursement  date.  The Expense
Reimbursement  Agreement  terminates  upon the  earlier  of two  years  from the
Commencement  or the date on which  the  Adviser  has  been  reimbursed  for all
Covered Expenses.

As of June 28, 2007, the Adviser owes the Company  $22,701 for costs incurred in connection  with the Company's  organizational  expenses in accordance  with the
Expense Reimbursement Agreement.

SEI Global Services, Inc. will serve as the Company's administrator. The Company will pay the  administrator  a monthly  fee  computed  at an annual rate of 0.10 percent of the first $250 million of the Company's Managed Assets,  0.08 percent on the next $250  million of Managed  Assets and 0.04  percent on the balance of the Company's Managed Assets, subject to a minimum annual fee of $125,000.

U.S. Bank, N.A. will serve as the Company's custodian.  The Company will pay the custodian  a monthly  fee  computed  at an annual  rate of 0.004  percent of the
Company's portfolio assets.

5.   Subsequent Events

On June 29, 2007, a new member was admitted to the Company to which 20,000 units were issued at a price of $1,000 per unit.

                                      S-27

PART C     OTHER INFORMATION

ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS

     25.1  Financial Statements

        The  Registrant's  financial  statements  dated June 28,  2007 and notes thereto are filed herewith.

     25.2  Exhibits

Exhibit
No.       Description of Document

a.1.      Certificate of Formation(1)

b.        Operating  Agreement(1)

c.        Inapplicable

d.        Inapplicable

e.        Inapplicable

f.        Inapplicable

g.        Investment  Advisory Agreement with Tortoise Capital Advisors,  L.L.C.
          dated June 7, 2007(1)
h.        Inapplicable

i.        Inapplicable

j.        Custody  Agreement with U.S. Bank National  Association dated June 18,
          2007(1)

k.1.      Administration Agreement with SEI Global Services, Inc. dated June 28,
          2007(1)

k.2       Expense  Reimbursement  Agreement with Tortoise Capital Advisors dated
          June 28, 2007(1)

l.        Inapplicable

m.        Inapplicable

n.        Consent of Independent Registered Public Accounting Firm(1)

o.        Inapplicable

p.        Form of Initial Subscription Agreement(1)

q.        Inapplicable

r.1.      Code of Ethics of the Company(1)

r.2.      Code of Ethics of the Tortoise Capital Advisors, L.L.C.(1)

--------------------------

(1) Filed herewith.

ITEM 26.   MARKETING ARRANGEMENTS

     Not Applicable.

ITEM 27.   OTHER EXPENSES AND DISTRIBUTION

     Not Applicable.

ITEM 28.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

    Not Applicable.

                                      C-1

ITEM 29.   NUMBER OF HOLDERS OF SECURITIES

    As of  August  27,  2007,  the  number of record  holders  of each  class of securities of the Registrant was:
                                                           Number of
Title of Class                                           Record Holders
--------------                                          ----------------
Units                                                           2

ITEM 30.   INDEMNIFICATION

     The Company's limited liability company Operating  Agreement  provides that no person  shall be liable to the Company or its  members for any loss,  damage, liability  or expense  suffered  by the Company or its members on account of any action  taken or omitted to be taken by such  person as a director or officer of the Company or by such person  while  serving at the request of the Company as a director,  officer or in any other comparable  position of any other enterprise, if such person  discharges  such person's  duties in good faith,  exercising the same degree of care and skill that a prudent person would have  exercised  under the circumstances in the conduct of such prudent person's own affairs,  and in a manner  such  person  reasonably  believes  to be in the  best  interest  of the
Company. A director's liability shall be limited only for those actions taken or omitted  to be  taken  by such  director  in the  discharge  of such  director's obligations for the management of the business and affairs of the Company.

     The Company  shall  indemnify  each person who has been or is a party or is threatened to be made a party to any  threatened,  pending or completed  action, suit or proceeding,  whether civil, criminal,  administrative,  investigative or appellate (regardless of whether such action, suit or proceeding is by or in the right of the Company or by third parties) by reason of the fact that such person is or was a  director  or officer of the  Company,  or is or was  serving at the request  of the  Company  as a  director,  officer  or in any  other  comparable
position  of  any  other  enterprise   against  all  liabilities  and  expenses,
including, without limitation, judgments, amounts paid in settlement, attorneys'
fees,  excise  taxes or  penalties,  fines  and  other  expenses,  actually  and reasonably  incurred  by such person in  connection  with such  action,  suit or
proceeding   (including,   without  limitation,   the  investigation,   defense,
settlement or appeal of such action,  suit or  proceeding);  provided,  however, that the Company  shall not be required to indemnify or advance  expenses to any person from or on account of such person's  conduct that was finally adjudged to have been knowingly  fraudulent,  deliberately  dishonest or willful misconduct;
provided,  further,  that the  Company  shall not be required  to  indemnify  or advance expenses to any person in connection with an action,  suit or proceeding initiated  by  such  person  unless  the  initiation  of  such  action,  suit or proceeding  was  authorized  in  advance  by the Board of  Directors;  provided, further,  that a director shall be  indemnified  only for those actions taken or omitted  to be  taken  by such  director  in the  discharge  of such  Director's obligations  for the  management  of the  business and affairs of the Company or other  enterprise  and  that  the  Company's  indemnification  policies  are not
intended  to  extend   indemnification  to  any  director  or  officer  for  any
obligations  of such  director  or officer  under  taken in such  director's  or officer's  capacity as a member of the Company.  The  termination of any action, suit or proceeding by judgment, order, settlement, conviction or under a plea of nolo  contendere or its equivalent,  shall not, of itself,  create a presumption that  such  person's  conduct  was  finally  adjudged  to  have  been  knowingly fraudulent, deliberately dishonest or willful misconduct.

ITEM 31.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    The responses to Items 9.1 and 18.1 of the Company's  Registration Statement
on Form N-2 to which this Part C is a part are hereby incorporated by reference.

ITEM 32.   LOCATION OF ACCOUNTS AND RECORDS

    The Registrant's accounts,  books, and other documents are maintained at the offices  of the  Registrant,  at the  offices  of  the  Registrant's  investment advisor, Tortoise Capital Advisors,  L.L.C., 10801 Mastin Boulevard,  Suite 222,
Overland Park,  Kansas 66210, at the offices of the custodian,  U.S. Bank, N.A.,
1555 N. Rivercenter  Drive,  MK-WI-S302,  Milwaukee,  Wisconsin 53212, or at the
offices of the  administrator,  SEI Global  Services,  Inc.,  One Freedom Valley
Drive, Oaks, Pennsylvania 19456.

ITEM 33.   MANAGEMENT SERVICES

    Not applicable.

ITEM 34.   UNDERTAKINGS

    Not Applicable.

                                      C-2

                                   SIGNATURES

     Pursuant to the  requirements  of the  Investment  Company Act of 1940, the
Registrant  has duly  caused  this  registration  statement  to be signed on its behalf by the undersigned,  thereunto duly authorized,  in this City of Overland
Park and State of Kansas on the 28th day of August, 2007.

                                       Tortoise Total Return Fund, LLC

                                       By:  /s/ David J. Schulte
                                          --------------------------------------
                                            David J. Schulte, Chief Executive
                                            Officer

                                      C-3

                                  EXHIBIT INDEX

Exhibit
No.       Description of Document

a.1.      Certificate of Formation(1)

b.        Operating  Agreement(1)

c.        Inapplicable

d.        Inapplicable

e.        Inapplicable

f.        Inapplicable

g.        Investment  Advisory Agreement with Tortoise Capital Advisors,  L.L.C.
          dated June 7, 2007(1)
h.        Inapplicable

i.        Inapplicable

j.        Custody  Agreement with U.S. Bank National  Association dated June 18,
          2007(1)

k.1.      Administration Agreement with SEI Global Services, Inc. dated June 28,
          2007(1)

k.2       Expense  Reimbursement  Agreement with Tortoise Capital Advisors dated
          June 28, 2007(1)

l.        Inapplicable

m.        Inapplicable

n.        Consent of Independent Registered Public Accounting Firm(1)

o.        Inapplicable

p.        Form of Initial Subscription Agreement(1)

q.        Inapplicable

r.1.      Code of Ethics of the Company(1)

r.2.      Code of Ethics of the Tortoise Capital Advisors, L.L.C.(1)

--------------------------

(1) Filed herewith.

                                      C-4